                                                                   Exhibit 10.25



                      AIRBUS A319/A320 PURCHASE AGREEMENT

                         Dated as of September 12, 1997

                                     between



                                 AVSA, S.A.R.L.,
                                     Seller

                                       and



                          AMERICA WEST AIRLINES, INC.,
                                      Buyer

                                 C O N T E N T S

         CLAUSES                    TITLE
         -------                    -----
          0                         PURCHASE AGREEMENT

          1                         DEFINITIONS

          2                         SALE AND PURCHASE

          3                         CHANGES

          4                         PRICE

          5                         PRICE REVISION

          6                         PAYMENT TERMS

          7                         PLANT REPRESENTATIVES - INSPECTION

          8                         BUYER'S ACCEPTANCE

          9                         DELIVERY

         10                         EXCUSABLE DELAY

         11                         INEXCUSABLE DELAY

         12                         WARRANTIES AND SERVICE LIFE POLICY

         13                         PATENT INDEMNITY

         14                         TECHNICAL PUBLICATIONS

         15                         FIELD ASSISTANCE

         16                         TRAINING AND TRAINING AIDS

         17                         VENDORS' PRODUCT SUPPORT

         18                         BUYER FURNISHED EQUIPMENT AND DATA

                                 C O N T E N T S

         CLAUSES                    TITLE
         -------                    -----
         19                         ASSIGNMENT

         20                         DATA RETRIEVAL

         21                         TERMINATION FOR CERTAIN EVENTS; FURTHER
                                    ASSURANCES

         22                         MISCELLANEOUS PROVISIONS

                                 C O N T E N T S


EXHIBITS
--------
EXHIBIT A1                          A319 STANDARD SPECIFICATION

EXHIBIT A2                          A320 STANDARD SPECIFICATION

EXHIBIT B1                          CHANGE ORDERS TO A319 STANDARD SPECIFICATION
Parts 1, 2 and 3                    (SCNs) AND OTHER STUDY ITEMS

EXHIBIT B2                          CHANGE ORDERS TO A320 STANDARD SPECIFICATION
Parts 1, 2 and 3                    (SCNs) AND OTHER STUDY ITEMS

EXHIBIT C                           SCN FORM

EXHIBIT D                           AIRFRAME PRICE REVISION FORMULA

EXHIBIT E1                          INTERNATIONAL AERO ENGINES PRICE REVISION
                                    FORMULA (V2524-A5)

EXHIBIT E2                          INTERNATIONAL AERO ENGINES PRICE REVISION
                                    FORMULA (V2527-A5)

EXHIBIT F                           SELLER SERVICE LIFE POLICY

EXHIBIT G                           A319 AND A320 AIRCRAFT CERTIFICATE OF
                                    ACCEPTANCE

EXHIBIT H                           TECHNICAL PUBLICATIONS

                                 C O N T E N T S

LETTER AGREEMENTS
-----------------
LETTER AGREEMENT NO.  1                              SPARE PARTS PROCUREMENT

LETTER AGREEMENT NO.  2                              AIRCRAFT ORDER FLEXIBILITY

LETTER AGREEMENT NO.  3                              PURCHASE INCENTIVES

LETTER AGREEMENT NO.  4                              PREDELIVERY PAYMENTS

LETTER AGREEMENT NO.  5                              TRAINING MATTERS

LETTER AGREEMENT NO.  6                              MISCELLANEOUS PRODUCT SUPPORT AND
                                                     AIRCRAFT DELIVERY MATTERS

LETTER AGREEMENT NO.  7                              A320-200 PERFORMANCE GUARANTEES

LETTER AGREEMENT NO.  8                              A319-100 PERFORMANCE GUARANTEES

LETTER AGREEMENT NO.  9                              {CONFIDENTIAL MATERIAL OMITTED AND
                                                     FILED SEPARATELY WITH THE SECURITIES
                                                     AND EXCHANGE COMMISSION PURSUANT
                                                     TO A REQUEST FOR CONFIDENTIAL
                                                     TREATMENT}

LETTER AGREEMENT NO.  10                             {CONFIDENTIAL MATERIAL OMITTED AND
                                                     FILED SEPARATELY WITH THE SECURITIES
                                                     AND EXCHANGE COMMISSION PURSUANT
                                                     TO A REQUEST FOR CONFIDENTIAL
                                                     TREATMENT}

                        P U R C H A S E  A G R E E M E N T

This agreement is made this 12th day of September, 1997

between

                  AVSA, a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at

                  2, rond-point Maurice Bellonte
                  31700 BLAGNAC
                  FRANCE

                  (hereinafter referred to as the "Seller")

and

                  AMERICA WEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at

                  Phoenix Sky Harbor International Airport
                  4000 East Sky Harbor Boulevard
                  Phoenix, AZ 85034 U.S.A.

                  (hereinafter referred to as the "Buyer")

WHEREAS, the Buyer and the Seller entered into the 1990 A320 Purchase Agreement (as defined in Subclause 1.1), and the Buyer and the Seller wish to terminate such agreement and enter into this agreement.

WHEREAS, the Buyer wishes to purchase and the Seller is willing to sell twenty-two (22) Airbus Industrie A319-100 model aircraft and twenty-four (24) Airbus Industrie A320-200 model aircraft upon the terms and conditions herein provided.

WHEREAS, the Seller is a sales subsidiary of Airbus Industrie, G.I.E., and will purchase the Aircraft from Airbus Industrie, G.I.E., for resale to the Buyer.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

1 -      DEFINITIONS

1.1      Definitions

         For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:

         1990 Purchase Agreement - that certain A320 Purchase Agreement dated as of September 28, 1990, including any exhibits, appendixes and letter agreements attached thereto, as amended by Amendment No. 1, dated as of July 21, 1993, and Amendment No. 2, dated as of August 25, 1994 (such purchase agreement, together with such exhibits, appendixes and letter agreements thereto (as any of the same shall have been amended, modified or supplemented to date), is referred to herein as the "1990 Purchase Agreement").

         A319 Aircraft - any or all of the Airbus Industrie A319-100 model aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A319 Propulsion Systems installed thereon.

         A319 Airframe - any A319 Aircraft, excluding the A319 Propulsion Systems therefor.

         A319 Propulsion Systems - the two (2) IAE V2524-A5 powerplants to be installed on an A319 Aircraft or installed on an A319 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by International Aero Engines AG, and a nacelle and thrust reverser for each such powerplant.

         A319 Specification - as defined in Subclause 2.2.1 of this Agreement.

         A319 Standard Specification - as defined in Subclause 2.2.1 of this Agreement.

         A320 Aircraft - any or all of the Airbus Industrie A320-200 model aircraft to be purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A320 Propulsion Systems installed thereon.

         A320 Airframe - any A320 Aircraft, excluding the A320 Propulsion Systems therefor.

         A320 Propulsion Systems - the two (2) IAE V2527-A5 powerplants to be installed on an A320 Aircraft or installed on an A320 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by International Aero Engines AG, and a nacelle and thrust reverser for each such powerplant.

         A320 Specification - as defined in Subclause 2.2.2 of this Agreement.

         A320 Standard Specification - as defined in Subclause 2.2.2 of this Agreement.

         Affiliate - with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity, not including (when applied to the Seller) any of the Associated Contractors.

         Agreement - this Airbus A319/A320 Purchase Agreement, including all exhibits, appendixes and letter agreements attached hereto or made of even date herewith, as the same may be amended or modified and in effect from time to time.

         Aircraft - any or all of the A319 Aircraft and/or A320 Aircraft and/or A321 Aircraft to be firmly purchased by the Seller and sold to the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon.

         Airframe - any Aircraft, excluding the Propulsion Systems therefor.

         ASC - Airbus Service Company, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.

         Associated Contractors - collectively, the members and, for certain purposes, subcontractors of the Manufacturer from time to time, which members presently are:

         (1) AEROSPATIALE, SOCIETE NATIONALE INDUSTRIELLE ("Aerospatiale"), whose principal office is at
                  37, Boulevard de Montmorency
                  75016 Paris
                  France

         (2) BRITISH AEROSPACE (OPERATIONS) LTD, whose principal office is at Warwick House
                  PO Box 87
                  Farnborough Aerospace Centre
                  Farnborough
                  Hants GU14 6YU
                  England

         (3) CONSTRUCCIONES AERONAUTICAS, S.A., whose principal office is at
                  404 Avenida de Aragon
                  28022 Madrid
                  Spain

         (4) DAIMLER-BENZ AEROSPACE AIRBUS, GmbH ("Daimler-Benz"), whose principal office is at
                  Kreetslag 10
                  Postfach 95 01 09
                  21111 Hamburg
                  Germany

         Base Price - for any Aircraft, Airframe or Propulsion Systems, as defined in Clause 4 of this Agreement.

         Buyer Furnished Equipment - for any Aircraft, all the items of equipment that will be furnished by the Buyer and installed in the Aircraft by the Seller pursuant to Clause 18 of the Agreement, as listed in the Specification.

         Certificate of Acceptance - as set out in Exhibit G of this Agreement.

         Customer Originated Changes or COC - as defined in Subclause 14.5.3.1 of this Agreement.

         DGAC - The Direction Generale de l'Aviation Civile of France, or any successor agency thereto.

         Development Changes - as defined in Subclause 3.2 of this Agreement.

         Dollars - the lawful currency of the United States of America.

         Excusable Delay - as defined in Subclause 10.1 of this Agreement.

         FAA - the US Federal Aviation Administration, or any successor agency thereto.

         Failure - as defined in Subclause 12.2.1.2 of this Agreement.

         Final Contract Price - as defined in Subclause 4.3 of this Agreement.

         IAE - International Aero Engines, AG, the manufacturer of the Propulsion Systems

         Illegality Event - the events set out in Subclause 21.3 of this Agreement.

         In-house Warranty - as defined in Subclause 12.1.7(i) of this Agreement.

         In-house Warranty Labor Rate - as defined in Subclause 12.1.7(v)(a) of this Agreement.

         Interface Problem - as defined in Subclause 3.1 of Letter Agreement No. 6 to the Agreement.

         Item - as defined in Subclause 12.2.1.1 of this Agreement.

         LBA - Luftfahrt-Bundesamt of Germany, or any successor agency thereto.

         LIBOR - for any interest period shall mean the offered rate for deposits in Dollars in the London interbank market for the period of three (3) months (provided that in case of an interest period that is less than three (3) months, for the period of three (3) months), which appears on the Reuters Screen LIBO page as of 11:00 a.m. London time on the second Working Day prior to the start of the relevant interest period or, if more than one such rate shall appear, the arithmetic mean of such rates (rounded to the next higher basis point) or, if such rate does not appear on the Reuters Screen LIBO page, the arithmetic mean (rounded to the next higher basis point) of the rates at which deposits of such amount in Dollars are offered by two major banks (one selected by the Buyer and the other selected by the Seller) in the London interbank market to prime banks for a period equal to that of the period determined above.

         Manufacturer - Airbus Industrie, a "Groupement d'Interet Economique" established under "Ordonnance" No. 67-821 dated September 23, 1967, of the Republic of France or any successor thereto.

         Material - as defined in Subparagraph 1.1 of Letter Agreement No. 1 to the Agreement.

         MTOW - the maximum take-off weight of the Aircraft.

         Parent Company - as of the date hereof, America West Holdings Corporation, or such other person or entity that from time to time shall own all or substantially all of the Buyer's stock, or the Buyer's successor's stock.

         Predelivery Payment - any payment made against the Final Contract Price of an Aircraft or certain Aircraft in accordance with Subclause 6.2 of this Agreement and Letter Agreement No. 4. For the avoidance of doubt, Predelivery Payment shall not include {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, as defined in Letter Agreement No. 4 to the Agreement.

         Propulsion Systems - collectively or individually, as applicable, the A319 Propulsion Systems and the A320 Propulsion Systems.

         RCSR(s) - the resident customer support representative(s) as defined in Subclause 15.1.1 of this Agreement.

         Request for Change or RFC - as defined in Subclause 3.3 of this Agreement.

         Scheduled Date of Delivery - shall mean the last Working Day of the month either (i) listed in Subclause 9.1 or 9.2 herein, (ii) provided by the Seller pursuant to Paragraph 3 of Letter Agreement No. 2 to the Agreement, or (iii) provided by the Seller under Paragraph 1 or 2 of Letter Agreement No. 2 of the Agreement. In the case of each (i), (ii) and (iii) above, at such time that (a) the Seller has delivered to the Buyer notification of the firm calendar week of delivery, the scheduled date of delivery shall mean the last Working Day of that week, and (b) the Seller has delivered to the Buyer notification of the date the Aircraft will be delivered, the scheduled date of delivery shall mean the delivery date so notified.

         Service Life Policy - the warranties described in Subclause 12.2 of this Agreement.

         Specification - collectively or individually, as applicable, the A319 Specification and the A320 Specification.

         Specification Change Notice or SCN - as defined in Subclause 3.1 of this Agreement.

         SSBFE - Seller Supplied Buyer Furnished Equipment as defined in Subclause 18.6 of this Agreement.

         Standard Specification - collectively or individually, as applicable, the A319 Standard Specification and the A320 Standard Specification.

         Supplier Product Support Agreements - as referred to in Subclause 17.1 of this Agreement.

         Technical Publications - the publications listed in Exhibit H, as supplemented and modified pursuant to Clause 14 of this Agreement.

         Termination Events - the events set out in Subclause 21.1.1 of this Agreement.

         Vendor - each manufacturer (other than the manufacturer of the Propulsion Systems) of a component, equipment, accessory or part installed in an Aircraft at its delivery to the Buyer under this Agreement, or any replacement therefor, other than a Warranted Part, and listed in the Supplier Product Support Agreements.

         Vendor Component - as defined in Subclause 3.3 of Letter Agreement No. 6 to the Agreement.

         Vendor Parts - as defined in Subclause 2.1 of Letter Agreement No. 6 to the Agreement.

         Warranted Part - as defined in Subclause 12.1.1 of this Agreement.

         Warranty Claim - as defined in Subclause 12.1.6(v) of this Agreement.

         Working Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

         The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement, and not a particular Clause thereof.

         Technical and trade items not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

2 -      SALE AND PURCHASE

2.1      General

         The Seller will cause to be manufactured and will sell and deliver, and the Buyer will buy and take delivery of the Aircraft subject to the terms and conditions contained in this Agreement.

2.2      Specification Documents

2.2.1    A319 Aircraft

         The A319 Aircraft will be manufactured in accordance with the A319-100 Standard Specification, Document No. J.000.01000, Issue 3, dated March 29, 1995, including Temporary Revision 1, dated August 25, 1995 (the "A319 Standard Specification" which is annexed hereto as Exhibit A1) as modified by the SCNs listed in Exhibit B1 (Part 1 and 2) hereto and as may be further modified from time to time, pursuant to the provisions of Clause 3 below, with a MTOW of 74.0 tonnes,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}(the "A319 Specification").{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2.2    A320 Aircraft

         The A320 Aircraft will be manufactured in accordance with the A320-200 Standard Specification, Document No. D.000.02000, Issue 4, dated March 30, 1995 (the "A320 Standard Specification" which is annexed hereto as Exhibit A2) as modified by the SCN's listed in Exhibit B2 (Part 1 and
         2) hereto and as may be further modified from time to time, pursuant to the provisions of Clause 3 below, with a MTOW of 77 tonnes (the "A320 Specification").

2.3      Certification

         The Seller has obtained or caused to be obtained a US FAA Type Certificate (transport category) for the Aircraft pursuant to 14 CFR
         Part 21 and in compliance with the applicable provisions of 14 CFR Part 25 of the US Federal Aviation Regulations or, in each case, their successor provisions.

         Each A319 Aircraft will be delivered to the Buyer with a Certificate of Airworthiness for Export issued by the LBA, and each A320 Aircraft will be delivered to the Buyer with the Certificate of Airworthiness for Export issued by the DGAC. The Aircraft will be delivered in a condition enabling the Buyer (or a person eligible to obtain such certificate under then applicable law) to obtain at the time of delivery a Standard Airworthiness Certificate issued pursuant to 14 CFR Part 21 of the US Federal Aviation Regulations or its successor provisions. The Seller will have no obligation other than as set forth in Subclause 3.4, whether before, at or after delivery of any Aircraft, to make any alterations to such Aircraft to enable such Aircraft to meet FAA requirements for specific operation on routes unique to the Buyer.

         The Seller will obtain or cause to be obtained all then necessary government permits required to be obtained by the Joint Airworthiness Authorities (JAA), as and if applicable, for the certification of the Aircraft under this Subclause 2.3, in respect of the manufacture, sale and delivery of the Aircraft.

         Except as set forth in this Subclause 2.3, the Seller will not be required to obtain any other certificate or approval with respect to the Aircraft.

3 -      CHANGES

3.1      Specification Change Notices

         The Specification may be amended from time to time by a Specification Change Notice, a written agreement between the parties (each such Specification Change Notice being herein called a "SCN" and being in the form of Exhibit C hereto). Each SCN will set forth in detail the particular changes to be made in the Specification, and the effect, if any, of such changes on design, performance, weight, balance, time of delivery, Buyer Furnished Equipment, SSBFE, and price of each Aircraft affected thereby and interchangeability or replaceability of parts. SCNs will not be binding on either party until signed by persons duly authorized in writing by the Buyer and the Seller, but upon being so signed will constitute amendments to this Agreement.

3.2      Development Changes

         The Specification may also be revised by the Seller without a SCN or the Buyer's consent to incorporate Manufacturer-decided changes that are deemed necessary or useful to correct defects, improve the Aircraft or its process of manufacture, or ensure compliance with this Agreement and that do not increase the price or adversely affect the delivery, overall dimensions, guaranteed weight, maintenance requirements or performance of the Aircraft or adversely change the interchangeability or replaceability requirements of the Specification with respect to parts (hereinafter called "Development Changes").

3.3      Requests and Approvals

         In the event that the Buyer (i) files a Request for Change ("RFC") with the Seller and the RFC does not subsequently become a SCN for any reason, except for fault or negligence by the Seller, or (ii) otherwise requests the Seller in writing to incorporate a proposed change (excluding Development Changes) in an Aircraft, the Buyer will pay to the Seller the full cost of design and other work resulting from such request and incurred by the Seller. Whenever practicable and whenever the Seller estimates that there will be material costs involved, the Seller will provide the Buyer with an estimate of such costs before proceeding with such changes requested by the Buyer. It is agreed by the Seller that the provisions of the first sentence of this paragraph shall not apply to RFCs listed in Exhibit B1 and B2 of the Agreement, nor to RFCs raised during the first Specification meeting between the Seller and the Buyer immediately following the date hereof, provided the Seller shall have thirty (30) days after this meeting to reject such RFCs raised by the Buyer. In the event that the Buyer requests the Seller in writing to proceed with a proposed change before any requisite approval of the LBA (in the case of A319 Aircraft) or the DGAC (in the case of A320 Aircraft) and FAA has been obtained and subsequently such LBA or DGAC (as applicable) or FAA approval is not obtained, any SCN which will have been executed in connection with such proposed change will be deemed canceled.

3.4      Specification Changes Before Delivery

         If, pursuant to the promulgation of any applicable law or regulation, any change in the Specification has to be made before delivery of any Aircraft to enable the Buyer to obtain a Standard Airworthiness Certificate for such Aircraft as referred to in Subclause 2.3, the Seller will make the required change or modification to the Aircraft. For each such change, the Buyer will issue a RFC and the parties will sign a SCN specifying the effect, if any, of such change on design, performance, weight, balance, time of delivery, Buyer Furnished Equipment, SSBFE and price of each Aircraft affected thereby and interchangeability or replaceability of parts. If the Seller anticipates that the scheduled delivery of any Aircraft will be postponed by reason of such change, the delivery date of such Aircraft as provided in Clause 9 will be extended to the extent of such postponement.

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.5      Specification Changes After Delivery

         Subclause 3.4 above will not require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to any Aircraft delivered to the Buyer before any law or regulation referred to in Subclause 3.4 is to be complied with, except as specifically provided otherwise in this Agreement. Any such changes or modifications made to an Aircraft after its delivery to the Buyer will be at the Buyer's expense.

4 -      PRICE

4.1      Base Price of the A319 Aircraft

         The "Base Price" of each A319 Aircraft is the sum of:

         (i)      the Base Price of the A319 Airframe, and

         (ii)     the Base Price of the A319 Propulsion Systems.

4.1.1    Base Price of the A319 Airframe

4.1.1.1 The Base Price of the A319 Airframe is the sum of the Base Prices set forth below in (i) and (ii):

         (i) the Base Price of the A319 Airframe, as defined in the A319 Standard Specification set forth in Exhibit A1 hereto (excluding A319 Propulsion Systems but taking into account the A319 marketing allowances given to the Seller by the A319 Propulsion Systems manufacturer), and SCNs set forth in Exhibit B1, Part 1, hereto is:

                  US ${CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                  (Dollars-{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}), and

         (ii) the Base Price of the SCNs set forth in Exhibit B1, Part 2, hereto is:

                  US $ {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                  (Dollars-{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}).

4.1.1.2 The Base Price of the A319 Airframe is quoted at delivery conditions prevailing in January 1996 and will be revised to the actual delivery date of each A319 Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D hereto.

4.1.2    Base Price of the A319 Propulsion Systems

         The Base Price of a set of two (2) International Aero Engines V2524-A5 Propulsion Systems including related equipment, nacelles and thrust reversers at delivery conditions prevailing in January 1996 is:

                  US ${CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         (Dollars-{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}).

         The Base Price has been calculated with reference to the V2524-A5 Reference Price indicated by International Aero Engines of US ${CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in accordance with economic conditions prevailing in November 1990.

         The V2524-A5 Reference Price is subject to adjustment to the date of delivery of the A319 Aircraft in accordance with the International Aero Engines Price Revision Formula set forth in Exhibit E1 hereto.

4.2      Base Price of the A320 Aircraft

         The "Base Price" of each A320 Aircraft is the sum of:

         (i)      the Base Price of the A320 Airframe, and

         (ii)     the Base Price of the A320 Propulsion Systems.

4.2.1    Base Price of the A320 Airframe

4.2.1.1 The Base Price of the A320 Airframe is the sum of the Base Prices set forth below in (i) and (ii):

         (i) the Base Price of A320 Airframe, as defined in the A320 Standard Specification set forth in Exhibit A2 hereto (excluding A320 Propulsion Systems), and SCNs set forth in Exhibit B2, Part 1, hereto is:

                  US ${CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                  (Dollars-{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}), and

         (ii) the Base Price of SCNs set forth in Exhibit B2, Part 2, hereto is:

                  US ${CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                  (Dollars-{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}).

4.2.1.2 The Base Price of the A320 Airframe is quoted at delivery conditions prevailing in January 1996 and will be revised to the actual delivery date of each A320 Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D hereto.

4.2.2    Base Price of the A320 Propulsion Systems

         The Base Price of a set of two (2) International Aero Engines V2527-A5 Propulsion Systems including related equipment, nacelles and thrust reversers at delivery conditions prevailing in January 1996 is:

                  US ${CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                  (Dollars--{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}).

         The Base Price has been calculated with reference to the V2527-A5 Reference Price indicated by International Aero Engines of US ${CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}in accordance with economic conditions prevailing in March 1988.

         The V2527-A5 Reference Price is subject to adjustment to the date of delivery of the A320 Aircraft in accordance with the International Aero Engines Price Revision Formula set forth in Exhibit E2 hereto.

4.3      Final Contract Price

         The Final Contract Price of an Aircraft will be the sum of:

         (i) the Base Price of the Airframe constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 4.1.1.2 or 4.2.1.2 (as applicable) of this Agreement;

         (ii)     the price (as of delivery conditions prevailing in January
                  1996) of any SCNs constituting a part of such Aircraft that are entered into pursuant to Clause 3 after the date of execution of this Agreement, as adjusted to the date of delivery of such Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D;

         (iii) either the V2524-A5 Reference Price or the V2527-A5 Reference Price of the installed Propulsion Systems constituting a part of such Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subclause 4.1.2 or 4.2.2 (as applicable) of this Agreement; and

         (iv) any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft and specifically making reference to the Final Contract Price of an Aircraft.

4.4      Taxes, Duties and Imposts

4.4.1 The Seller will bear and pay the amount of any and all taxes, withholdings, duties, imposts or similar charges that are (i) imposed upon the Buyer, (ii) imposed upon the Seller with an obligation on the Buyer to withhold or collect the amount thereof from the Seller or
         (iii) imposed upon the Buyer with an obligation on the Seller to withhold or collect such amount from the Buyer, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been promulgated and are enforceable under the laws of a {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.4.2 The Buyer will bear and pay the amount of any and all taxes, withholdings, duties, imposts or similar charges that are (i) imposed upon the Seller, (ii) imposed upon the Buyer with an obligation on the Seller to collect the amount thereof for the Buyer or (iii) imposed upon the Seller with an obligation for the Buyer to withhold such amount from the Seller, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, or use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been promulgated and are enforceable under the laws of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.4.3 Notwithstanding anything to the contrary in this Subclause 4.4, the Seller will in its own name do all things necessary with respect to the exportation of the Aircraft from Germany (in the case of A319 Aircraft) and the Republic of France (in the case of A320 Aircraft) and will pay any customs duties, taxes, fees, and charges required to be paid with respect to such exportation of the Aircraft.

4.4.4 The Buyer will in its own name do all things necessary with respect to the importation of the Aircraft into any country or jurisdiction and will pay any customs duties, taxes {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, fees, and charges required to be paid with respect to such importation of the Aircraft.

4.4.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5 -      PRICE REVISION

         [Intentionally deleted]

6 -      PAYMENT TERMS

6.1 The Buyer will pay all sums due hereunder in immediately available funds in Dollars by credit to Credit Lyonnais, New York Branch, for transfer by Credit Lyonnais to the Seller's account with Credit Lyonnais at 1, Esplanade Compans Caffarelli, 31000 Toulouse, France, or to such other account as the Seller will designate by notice to the Buyer.

6.2      Predelivery Payments/Tender of Delivery

         Predelivery Payments will be paid by the Buyer to the Seller in accordance with the provisions of Letter Agreement No. 4 to this Agreement. If any Predelivery Payment in respect of an Aircraft is not received prior to the Scheduled Date of Delivery of that Aircraft, or if the Buyer fails to make any Predelivery Payment due pursuant to this Agreement prior to the Scheduled Date of Delivery of an Aircraft, the Seller shall have no obligation to deliver such Aircraft to the Buyer.

6.3      Payment of Final Contract Price

         Subject to the terms of this Agreement, at the time the Seller tenders an Aircraft for delivery to the Buyer in a condition that is "ready for delivery", as defined in Subclause 9.3 below, and otherwise is in accordance with this Agreement, the Buyer will pay to the Seller the Final Contract Price therefor, less (if applicable) certain Predelivery Payments received by the Seller pursuant to Letter Agreement No. 4 to the Agreement.

6.4      Payment of Other Amounts

6.4.1 Unless otherwise expressly provided for in this Agreement, any payments due in respect of an Aircraft in addition to those referred to in Subclauses 6.2 and 6.3 above will be paid by the Buyer concurrently with the delivery of the corresponding Aircraft or, if invoiced after delivery of such Aircraft, within one (1) month after the invoice date.

6.4.2 Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount under the Agreement become due and payable by the Buyer, and not be paid in full in immediately available funds within three (3) Working Days of the date due, then the Seller will have the right to debit and apply, in whole or in part, the unused amount of any credit made available by the Seller to the Buyer against such unpaid amount. The Seller will promptly notify the Buyer in writing after such debiting and application.

6.5      Overdue Payments

         If any payment (including any Predelivery Payment) due the Seller is not received by the Seller on the date or dates as agreed upon between the Buyer and the Seller, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller upon receipt of such claim interest at the rate of one and one-half percent (1.5%) per month on the amount of such overdue payment, to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller's right to receive such interest will be in addition to any other rights of the Seller hereunder or at law. The immediately preceding sentence notwithstanding, it is agreed that the Buyer will not be in default with respect to its obligation to make any payment so long as each payment is received by the Seller within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after the due date therefor agreed upon between the Buyer and the Seller.

6.6      Refund of Predelivery Payments

         The Buyer will have no right to any refund of any Predelivery Payment received by the Seller, except as specifically provided under this Agreement.

6.7      Proprietary Interest

         The Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular Aircraft as an Aircraft to which any of the provisions of this Agreement refers), and notwithstanding any provision of law to the contrary, acquire any proprietary, insurable or other interest whatsoever in any Aircraft prior to delivery of and payment for such Aircraft as provided in this Agreement.

6.8      Payment in Full

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, the Buyer's obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, the Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, imposts, duties or similar charges. If the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding except as provided herein.

7 -      PLANT REPRESENTATIVES - INSPECTION

7.1      Inspection Procedures

7.1.1 All work to be carried out on the Aircraft and all materials and parts thereof will at all reasonable times during business hours be open to inspection by duly authorized representatives of the Buyer or its designee at the respective works of the Associated Contractors, and at the works of their respective subcontractors, and such representatives will, to carry out the aforesaid inspection, have access to such relevant technical data as is necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Associated Contractors will be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof will take place only in the presence of the respective inspection department personnel of the Associated Contractors or their subcontractors. The Seller will ensure that such personnel will be available at all reasonable times during business hours as described above.

7.1.2 For the purposes of Subclause 7.1.1 above and commencing with the date of this Agreement until the delivery of the last Aircraft, the Seller will furnish free-of-charge suitable space, office equipment and facilities in or conveniently located with respect to Daimler-Benz's works in Hamburg, Germany (in the case of A319 Aircraft) and Aerospatiale's works in Toulouse, France (in the case of A320 Aircraft), for the use of not more than four (4) representatives of the Buyer during the aforementioned period. Secretarial assistance may be available by the Seller on a chargeable basis if on an exclusive basis (non-exclusive secretarial assistance will be provided at no cost to the Buyer). The Seller will provide telecommunications facilities at the Buyer's cost to be invoiced on a monthly basis.

7.1.3 All inspections, examinations and discussions with the Seller's, the Associated Contractors' or their respective subcontractors' engineering or other personnel by the Buyer and its representatives will be performed in such manner so as not to delay or hinder the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will the Buyer or its representatives be permitted to inspect any aircraft other than the Aircraft.

7.1.4 The Seller, the Manufacturer and the Associated Contractors will correct any deviations from the Specification discovered during any inspection or examination.

7.2      Indemnity

         The Seller will indemnify and hold harmless the Buyer, its directors, officers, agents, and employees from and against all liabilities, damages, losses, costs and expenses (i) for all injuries to and death of persons (excepting injuries to or death of the Buyer's representatives participating in any tests, checkouts or inspections or controls under this

         Clause 7) caused by the Buyer or its representative and (ii) for any loss of or damage to property (excepting loss of or damage to property of the Buyer's representatives) caused by the Buyer or its representatives, in either case when arising out of or in connection with any such tests, checkouts, inspections or controls under this Clause 7. This indemnity of the Seller will not apply for any such liabilities, damages, losses, costs or expenses arising out of or caused by the negligence or willful misconduct of the Buyer's representatives.

         The Buyer will indemnify and hold harmless the Seller, the Manufacturer, each of the Associated Contractors and their respective officers, agents and employees from and against all liabilities, damages, losses, costs and expenses (i) for injuries to or death of the Buyer's representatives participating in any tests, checkouts, inspections or controls under this Clause 7, (ii) for loss of or damage to property of the Buyer's representatives caused by such inspection or
         (iii) arising out of or caused by the willful misconduct or negligence of the Buyer's representatives in undertaking such inspection. With respect to Subclauses (i) and (ii) of the preceding sentence, the Buyer will not be obligated to indemnify or hold harmless the Seller where the liabilities, damages, losses, costs or expenses arise from the Seller's negligence or willful misconduct.

         In the event any claim is made or lawsuit is brought against either party (or its respective directors, officers, agents or employees) for damages for death or injury, or for property damage, the liability for which has been assumed by the other party pursuant to this Subclause 7.2, the former (indemnitee) will promptly give notice to the other party (indemnitor), and the indemnitor will assume and conduct the defense thereof, and will have the right to effect any settlement which it, in its opinion, deems proper except that the indemnitor will not make any settlement which includes any admission, settlement or compromise to be made by the indemnitee without the indemnitee's consent. In such case the indemnitor agrees to keep the indemnitee fully advised of the conduct of the defense. In the event that the indemnitor does not assume and conduct the defense of the claim or lawsuit, then the indemnitee will have the right to proceed with defense of the claim or lawsuit as it deems appropriate and will have an action against the indemnitor for any judgments, settlements, costs or expenses incurred in conducting the defense. For the purpose of this Subclause 7.2, a claim or lawsuit against the Manufacturer or any of the Associated Contractors or any of their respective directors, officers, agents or employees will be deemed to be a lawsuit against the Seller.

8 -      BUYER'S ACCEPTANCE

8.1      Acceptance Procedures

8.1.1 The Seller or any Affiliate thereof acting as the Seller's designee will give to the Buyer not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} notice of the proposed time when the Buyer's acceptance tests will be conducted, and, in the event that the Buyer elects to attend the tests, the Buyer will cooperate in complying with the reasonable requirements of the Seller with the intention of completing all tests within five (5) Working Days after commencement. In the case of A319 Aircraft, the tests will take place at Daimler-Benz's works in Hamburg, Germany, and in the case of A320 Aircraft, the tests will take place at Aerospatiale's works near Toulouse, France (or at such other facilities of the Associated Contractors or any Affiliates thereof as the Seller may specify {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}). All tests will be carried out by the personnel of the Manufacturer (accompanied, if the Buyer so wishes, by representatives of the Buyer up to a total of four (4) acting as observers, of whom not more than two (2) will have access to the cockpit at any one time). The costs of the acceptance tests will be borne by the Seller except for such costs associated with the presence of the Buyer's representative(s). During flight tests, the Buyer's representatives will comply with the instructions of the Manufacturer's representatives. The Manufacturer will not normally be required in the course of such acceptance tests to fly an Aircraft for more than an aggregate of three (3) hours.

8.1.2 The Seller will cause ASC, at no cost to the Buyer, to brief, and provide one (1) free-of-charge four (4) hour simulator session for two
         (2) pilots, prior to acceptance of the first A319 Aircraft. This briefing will provide specific information related to acceptance flights.

8.1.3 The acceptance tests will demonstrate the satisfactory functioning of the Aircraft. The successful completion of such acceptance tests generally in accordance with the Manufacturer's aircraft acceptance procedure will also be deemed to demonstrate compliance with the Specification. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} In the event that the Buyer does not attend the tests, the Seller may complete them in the absence of the Buyer, whereupon the Buyer will be deemed to have accepted the tests, if such tests are reasonably deemed satisfactory by the Seller, and the Seller will furnish such data with respect to such tests as the Buyer may reasonably request.

8.1.4 If the acceptance tests for an Aircraft are not successfully completed or there is a defect in the Aircraft identified by the tests, the Buyer will promptly give notice to the Seller specifying such unsuccessful completion or defect. The Seller will promptly carry out any necessary repairs, corrections, or changes and, as soon as practicable thereafter (with a notice period given to the Buyer not to exceed two (2) Working Days), resubmit the Aircraft for new acceptance tests to demonstrate the elimination of the hindrance or defect, such tests to be held and carried out in accordance with this Subclause 8.1.

8.2      Certificate of Acceptance

         Upon the Buyer's acceptance of the Aircraft pursuant to the terms of this Agreement, the Buyer will forthwith give to the Seller a signed Certificate of Acceptance in the form attached as Exhibit G in respect of the relevant Aircraft, with any remaining discrepancies noted, which are to be remedied by the Seller after delivery of the Aircraft. Should the Buyer fail to deliver the Certificate for reasons other than the Aircraft not being "ready for delivery", then the Buyer will be deemed to be in default as though it had rejected delivery of such Aircraft in violation of this Agreement when duly tendered to it hereunder and will thereafter bear all costs and expenses resulting from such delay in delivery as set forth in Subclause 9.5.

8.3      Seller's Use of Aircraft

         The Seller will be entitled to use,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, without compensation to the Buyer or other liability, each Aircraft prior to its delivery as may be necessary to obtain the certificates required under Clause 2 hereof, and such use will not affect the Buyer's obligation to accept delivery of any Aircraft hereunder.

8.4      Finality of Acceptance

         The Buyer's acceptance of delivery of each Aircraft will constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke such acceptance for any reason, whether known or unknown to the Buyer at the time of acceptance, provided however that this acceptance shall not impair the Buyer's rights that derive from the warranties and guarantees relating to the Aircraft set forth in this Agreement.

8.5      Indemnity

         The Seller will indemnify and hold harmless the Buyer, its directors, officers, agents and employees from and against all liabilities, damages, losses, costs and expenses (i) for all injuries to and death of persons (excepting injuries to and death of the Buyer's representatives participating in any ground or flight tests under this Clause 8) caused by the Buyer or its representatives and (ii) for any loss of or damage to property (excepting loss of or damage to property of the Buyer's representatives) caused by the Buyer or its representatives, in either case when arising out of or in connection with the operation of the Aircraft during any ground or flight tests under this Clause 8. This indemnity of the Seller will not apply to any such liabilities, damages, losses, costs or expenses arising out of or caused by the negligence or willful misconduct of the Buyer's representatives.

         The Buyer will indemnify and hold harmless the Seller, the Manufacturer, each of the Associated Contractors and each of their respective Affiliates, directors, officers, agents and employees from and against all liabilities, damages, losses, costs and expenses (i) for injuries to or death of the Buyer's representatives participating in any ground or flight tests under this Clause 8, (ii) for loss of or damage to property of the Buyer's representatives in undertaking such tests or (iii) arising out of or caused by the willful misconduct or negligence of the Buyer's representatives in undertaking such tests. With respect to Subclauses (i) and (ii) of the preceding sentence, the Buyer will not be obligated to indemnify or hold harmless the Seller where the liabilities, damages, losses, costs or expenses arise from the Seller's negligence or willful misconduct.

         In the event any claim is made or lawsuit is brought against either party (or its respective directors, officers, agents or employees) for damages for death or injury or for property damage, the liability for which has been assumed by the other party pursuant to this Subclause 8.5, the former (indemnitee) will promptly give notice to the other party (indemnitor), and the indemnitor will assume and conduct the defense thereof, and will effect any settlement which it, in its opinion, deems proper except that the indemnitor will not make any settlement which includes any admission, settlement or compromise to be made by the indemnitee without the indemnitee's consent. In such case the indemnitor agrees to keep the indemnitee fully advised of the conduct of the defense. In the event that the indemnitor does not assume and conduct the defense of the claim or suit, then the indemnitee will have the right to proceed with defense of the claim or lawsuit as it deems appropriate and will have an action against the indemnitor for any judgments, settlements, costs or expenses incurred in conducting the defense. For the purpose of this Subclause 8.5, a claim or lawsuit against the Manufacturer or any of the Associated Contractors or any of their respective directors, officers, agents or employees will be deemed to be a lawsuit against the Seller.

9 -      DELIVERY

9.1      A319 Aircraft Delivery Schedule

         Subject to the provisions of this Agreement, the Seller will have the A319 Aircraft ready for delivery at Daimler-Benz's works in Hamburg, Germany, and the Buyer will accept the same, during the months set forth below:


      A319 Aircraft No.                Month/Year of Delivery
      -----------------                ----------------------
              1

              2
                                            {CONFIDENTIAL
              3                               MATERIAL
                                             OMITTED AND
              4                                 FILED
                                             SEPARATELY
              5                               WITH THE
                                           SECURITIES AND
              6                               EXCHANGE
                                             COMMISSION
              7                             PURSUANT TO A
                                             REQUEST FOR
              8                             CONFIDENTIAL
                                             TREATMENT}
              9

             10

             11

             12
                                            {CONFIDENTIAL
             13                               MATERIAL
                                             OMITTED AND
             14                                 FILED
                                             SEPARATELY
             15                               WITH THE
                                           SECURITIES AND
             16                               EXCHANGE
                                             COMMISSION
             17                             PURSUANT TO A
                                             REQUEST FOR
             18                             CONFIDENTIAL
                                             TREATMENT}
             19

             20

             21

             22


         The Seller will, no earlier than{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, provide the Buyer with the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} such A319 Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subparagraph 9.3 below and otherwise in accordance with this Agreement. The Seller shall give the Buyer not less than{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} notice of the date on which the Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subparagraph 9.3 below and otherwise in accordance with this Agreement.

9.2      A320 Aircraft Delivery Schedule

         Subject to the provisions of this Agreement, the Seller will have the A320 Aircraft ready for delivery at Aerospatiale's works near Toulouse, France, and the Buyer will accept the same, during the months set forth below:


      A320 Aircraft No.              Month/Year of Delivery
      -----------------              ----------------------
              1

              2
                                          {CONFIDENTIAL
              3                             MATERIAL
                                           OMITTED AND
              4                               FILED
                                           SEPARATELY
              5                             WITH THE
                                         SECURITIES AND
              6                             EXCHANGE
                                           COMMISSION
              7                           PURSUANT TO A
                                           REQUEST FOR
              8                           CONFIDENTIAL
                                           TREATMENT}
              9

             10

             11

             12

             13

             14
                                          {CONFIDENTIAL
             15                             MATERIAL
                                           OMITTED AND
             16                               FILED
                                           SEPARATELY
             17                             WITH THE
                                         SECURITIES AND
             18                             EXCHANGE
                                           COMMISSION
             19                           PURSUANT TO A
                                           REQUEST FOR
             20                           CONFIDENTIAL
                                           TREATMENT}
             21

             22

             23

             24


         The Seller will, no earlier than{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, provide the Buyer with the{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} such A320 Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subparagraph 9.3 below and otherwise in accordance with this Agreement. The Seller shall give the Buyer not less than{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} notice of the date on which the Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subparagraph 9.3 below and otherwise in accordance with this Agreement.

9.3      Certificate of Airworthiness

         Each Aircraft will for the purpose of this Agreement be deemed to be "ready for delivery" upon the satisfactory completion of its acceptance tests and the issuance of an LBA (in the case of A319 Aircraft) or a DGAC (in the case of A320 Aircraft) Certificate of Airworthiness for Export in the "Transport Category" with respect thereto and the Seller's compliance with the other obligations to be performed by it under Subclause 2.3 hereof (including but not limited to the Aircraft being delivered in a condition enabling the Buyer (or a person eligible to obtain such certificate under then applicable law) to obtain a Standard Airworthiness Certificate).

9.4      Title

         Title to and risk of loss of and damage to the Aircraft will pass to the Buyer upon delivery of the Aircraft concurrently with the execution of the Certificate of Acceptance and the payment of the Final Contract Price for such Aircraft. The Seller will provide the Buyer with such appropriate documents of title (such title to be good and marketable) or other documents as the Buyer may reasonably request.

9.5      Overdue Payment or Flyaway

         In the event that:

         (i) the delivery of and payment of the Final Contract Price for an Aircraft is delayed more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after the firm delivery date established pursuant to Subclause
                  9.1 (in the case of A319 Aircraft) or Subclause 9.2 (in the case of A320 Aircraft) due to any act or omission of the Buyer (except if due to a defect in an Aircraft as identified pursuant to Subclause 8.1 above, or the rescheduling of the acceptance tests by the Seller pursuant to this Agreement), or

         (ii) within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                  A REQUEST FOR CONFIDENTIAL TREATMENT} after delivery of an Aircraft the Buyer has failed to remove such Aircraft for whatever reason (except for reasons directly attributable to the Seller), then the Buyer will on demand reimburse the Seller for all reasonable costs and expenses (including, without limitation, costs and expenses attributable to storage, preservation and protection, insurance and taxes) sustained by the Seller and resulting from any such delay or failure. Such reimbursement will be in addition to any other rights that the Seller may have as a result of any such delay or failure.

9.6      Flyaway Expenses

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

10 -     EXCUSABLE DELAY

10.1     Scope

         Neither the Seller nor the Manufacturer will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller's, the Manufacturer's or any Associated Contractor's control or not occasioned by the Seller's, the Manufacturer's or any Associated Contractor's fault or negligence unless caused by the Seller's or the Manufacturer's gross negligence or willful misconduct ("Excusable Delay"), including, but not limited to: acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; after timely and good faith application, delay in obtaining any airworthiness or type certification; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or Vendor to furnish materials, components, accessories, equipment or parts.

         It is expressly understood and agreed that each of any (i) delay caused by the action or inaction of the Buyer, and (ii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, the Propulsion Systems, SSBFE, or Buyer Furnished Equipment, will constitute Excusable Delay for the Seller. A delay in delivery relating to a delay contemplated under Subclause 3.4 of this Agreement shall be an Excusable Delay under this Clause 10. A delay in delivery relating to a delay contemplated under Clause 9 of this Agreement due to an Aircraft not being "ready for delivery" shall be covered by the provisions of Clause 11 of this Agreement.

         The Seller will as soon as practicable after becoming aware of any delay or failure falling within the provisions of this Subclause 10.1
         (x) notify the Buyer of such delay and of the probable extent thereof and (y) subject to the following provisions, as soon as practicable after the removal of the cause or causes for delay or failure, resume the performance of those obligations affected under this Agreement.

10.2     Unanticipated Excusable Delay

         In the event that the delivery of any Aircraft is delayed by reason of an Excusable Delay for a period of more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after the Scheduled Date of Delivery, the Buyer or the Seller will each be entitled to terminate this Agreement with respect only to the Aircraft so affected upon written notice given within thirty (30) days after the expiration of such {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} period. Such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except as set forth otherwise in Letter Agreement No. 4 to the Agreement.

10.3     Anticipated Excusable Delay

         In respect of any Aircraft, if in good faith and in accordance with its normal scheduling procedures, the Seller concludes that Excusable Delays will (i) cause delay in delivery of such Aircraft for a period of more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after the Scheduled Date of Delivery, or (ii) prevent delivery of such Aircraft, the Seller will give written notice to the Buyer of either (i) such delay and its related rescheduling reflecting such delay(s) or (ii) such nondelivery. Within thirty (30) days after the Buyer's receipt of such notice, either party may terminate this Agreement as to such rescheduled or nondeliverable Aircraft by giving written notice to the other party. Such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except as set forth otherwise in Letter Agreement No. 4 to the Agreement.

10.4     Delivery Date

         If, following notice of an anticipated delay under Subclause 10.3, this Agreement is not terminated in accordance with the provisions of such Subclause (with respect to the affected Aircraft), then the date of delivery otherwise required hereunder will be extended by a period equal to the delay specified in such notice.

10.5     Lost, Destroyed or Damaged Aircraft

         If any Aircraft is lost, destroyed or damaged beyond economic repair prior to delivery thereof, then this Agreement will be terminated with respect to such Aircraft and the obligations and liabilities of the parties hereunder with respect to such Aircraft will be discharged except as set forth otherwise in Letter Agreement No. 4 to the Agreement.

10.6     Remedies

         This Clause 10 and Letter Agreement No. 4 to the Agreement set forth the sole and exclusive remedy of the Buyer for Excusable Delays in delivery or for Aircraft lost, destroyed, or damaged beyond repair, and the Buyer hereby waives all rights, including without limitation any rights to incidental and consequential damages or specific performance, to which it would otherwise be entitled in respect thereof.

11 -     INEXCUSABLE DELAY

11.1     Liquidated Damages

         Should an Aircraft not be ready for delivery to the Buyer within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} of the Scheduled Date of Delivery for reasons other than as are described in Clause 10, the Buyer will, in respect of any subsequent delay in delivery of such Aircraft, have the right to claim and the Seller will in respect of any subsequent delay, at the Seller's option, pay or credit to the Buyer as liquidated damages for the delay in delivery of such Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} until either the actual date of delivery of the Aircraft or the effective date of the written notice of termination referred to in Subclause 11.3 or 11.4 plus any amount referred to in Letter Agreement No. 4 to the Agreement, if applicable.

11.2     Total Liability

         The total liability of the Seller under this Clause 11 and this Agreement with respect to any Aircraft will in no event exceed the total sum of US ${CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (Dollars-{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}) plus any amount referred to in Letter Agreement No. 4 to the Agreement, if applicable.

11.3     Unanticipated Inexcusable Delay

         In the event that the delivery of any Aircraft is delayed by reason of a delay as described in this Clause 11 for a period of more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after the Scheduled Date of Delivery, the Buyer or the Seller will each be entitled to terminate this Agreement with respect only to the Aircraft so affected upon written notice given within thirty (30) days after the expiration of such {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} period. Such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except as set forth otherwise in Letter Agreement No. 4 to the Agreement.

11.4     Anticipated Inexcusable Delay

         In respect of any Aircraft, if in good faith and in accordance with its normal scheduling procedures, the Seller concludes that a delay as described in this Clause 11 will (i) cause delay in delivery of such Aircraft for a period of more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after the Scheduled Date of Delivery, or (ii) prevent delivery of such Aircraft, the Seller will give written notice to the Buyer of either (i) such delay and its related rescheduling reflecting such delay(s) or (ii) such nondelivery. Within thirty (30) days after the Buyer's receipt of such notice, either party may terminate this Agreement as to such rescheduled or nondeliverable Aircraft by giving written notice to the other party. Such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft, except as set forth otherwise in Letter Agreement No. 4 to the Agreement.

11.5     Delivery Date

         If, following notice of an anticipated delay under Subclause 11.4, this Agreement is not terminated in accordance with the provisions of such Subclause (with respect to the affected Aircraft), then the Scheduled Date of Delivery will be extended by a period equal to the delay specified in such notice.

11.6     Remedies

         This Clause 11 sets forth the sole and exclusive remedy of the Buyer for delays in delivery or failure to deliver, other than such delays or failures as are covered by Clause 10, and the Buyer hereby waives all rights, including without limitation any rights to incidental and consequential damages or specific performance, to which it would otherwise be entitled in respect thereof. The Buyer will not be entitled to claim the remedies and receive the benefits provided in this Clause 11 or in Letter Agreement No. 4 to the Agreement where the delay or failure to deliver referred to in this Clause 11 is caused by the negligence or fault of the Buyer or its representatives.

12 -     WARRANTIES AND SERVICE LIFE POLICY

         The Seller, in its capacity as "Buyer" under its arrangements with the Manufacturer, has negotiated and obtained the following Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies provisions) all as hereinafter set out. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller in its capacity as "Buyer" as aforesaid under the Standard Warranty, Service Life Policy, Vendor Warranties and Interface Commitment and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

QUOTE

12.1     Standard Warranty

12.1.1   Nature of Warranty

         Subject to the limitations and conditions as hereinafter provided, and except as provided in Subclause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at the time of delivery to the Buyer:

         (i)      be free from defects in material,

         (ii) be free from defects in workmanship, including, without limitation, processes of manufacture,

         (iii) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design,

         (iv) be free from defects arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims, and

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         For the purposes of this Agreement, the term "Warranted Part" will mean any Seller proprietary component, equipment, accessory or part that (a) is installed on such Aircraft, (b) is manufactured to the detail design of the Seller or a subcontractor of it and (c) bears a part number of the Seller.

12.1.2   Exceptions

         The warranties set forth in Subclause 12.1.1 will not apply to Buyer Furnished Equipment, SSBFE, nor to the Propulsion Systems, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

         (i) any defect in the Seller's workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(ii), and

         (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(iii).

12.1.3   Warranty Periods

         The warranties described in Subclauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

12.1.4   Buyer's Remedy and Seller's Obligation

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under Subclauses 12.1.1 and 12.1.2 are limited to the repair, replacement or correction, (or to the supply of modification kits rectifying the defect) at the Seller's expense and option, of any Warranted Part which is defective together with a credit by the Seller for the account of the Buyer in an amount equal to the direct labor costs (such credit not to exceed the rate set forth in Subclause 12.1.7(v)) expended by the Buyer {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in the removal, disassembly, reassembly and reinstallation of such Warranted Part, such credit being subject to the Buyer's proper and efficient handling of such tasks.

         Alternatively, the Seller may at its option furnish a credit to the Buyer for the future purchase of Material equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Nothing herein contained will obligate the Seller to correct any failure to conform to the Specification with respect to components, equipment, accessories or parts that the parties agree in writing at the time of delivery of the affected Aircraft are acceptable deviations.

12.1.4.2 In the event a defect covered by Subclause 12.1.1(iii), 12.1.1(iv) and 12.1.2(ii) becomes apparent within the applicable period set forth in Subclause 12.1.3 and the Seller is obligated to correct such defect, the Seller will also make such correction in any Aircraft that has not already been delivered to the Buyer, provided however, that the Seller will not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft due to the Seller's undertaking to make such correction {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, and provided further that, rather than accept a delay in delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after delivery of such Aircraft.

12.1.4.3 In addition to the remedies set forth in Subclauses 12.1.4.1 and 12.1.4.2, the Seller will reimburse the Buyer for its direct labor costs (together with reasonable material cost) spent by the Buyer in performing inspections of the Aircraft to determine whether a defect exists in any Warranted Part up to expiration of the warranty period set forth above in Subclause 12.1.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. The labor rate will be as defined below in Subclause 12.1.7(v). The above commitment is subject to the following conditions:

         (i) such inspections are recommended by the Buyer's FAA-approved maintenance program, an airworthiness directive, or a Seller Service Bulletin to be performed within the above covered period;

         (ii) such inspections will be performed, if possible, during a scheduled maintenance check recommended by the Buyer's FAA-approved maintenance program;

         (iii) the Buyer has not unreasonably rejected the Seller's offer for corrective action before or at the time of the Buyer's performance of such inspections; and

         (iv) the Buyer has consulted in good faith with the RCSR to review and agree on the manhours to be used by the Buyer for such inspections.

12.1.4.4 The Seller will also assist the Buyer upon request in loaning or leasing a replacement part for the Warranted Part under warranty repair under this Clause 12. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

12.1.5   Warranty Claim Requirements

         The Buyer's remedy and the Seller's obligation and liability under this Subclause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

         (i) the existence of a defect covered by the provisions of this Subclause 12.1,

         (ii) the defect's having become apparent within the applicable warranty period, as set forth in Subclause 12.1.3,

         (iii) the Buyer's having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Subclause 12.1, and that such defect was not caused by the Buyer's misuse of the Aircraft or the Warranted Part, as the case may be,

         (iv) at the Seller's request, the Buyer's having returned within industry practice leadtime, the Warranted Part claimed to be defective to such repair facilities as may be designated by the Seller, except where the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Subclause 12.1.7, and

          (v) the Seller's having received a Warranty Claim fulfilling the conditions of and in accordance with the provisions of Subclause 12.1.6 and 12.1.7 below,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

12.1.6   Warranty Administration

         The warranties set forth in Subclause 12.1 will be administered as hereinafter provided:

         (i)      Claim Determination

                  Warranty Claim determination by the Seller will be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} from the date of receipt of the Buyer's Warranty Claim.

         (ii)     Transportation and Insurance Costs

                  Transportation, insurance and any other costs associated with
                  (i) the sending of a defective Warranted Part to the facilities designated by the Seller, and (ii) the return to the Buyer thereof shall be borne by the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         (iii)    Return of an Aircraft

                  In the event that the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so and the Seller will, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer's facilities or at another place acceptable to the Seller at the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} expense. If the Seller agrees that the return of the Aircraft is necessary to effect the necessary repairs, the Aircraft will be transported to and from the Seller's facilities at the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} expense. If the Seller does not agree that the return of an Aircraft is the best reasonable handling of a Warranty Claim, then the return of such Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer's facilities shall be at the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} expense.

         (iv)     On-Aircraft Work by the Seller

                  In the event the Seller agrees that the dispatch of a working team to repair or correct such defect at the Buyer's facilities is the most efficient procedure, the Seller shall bear the cost of its team's dispatch in addition to the direct costs incurred in performing such repair or correction.

                  Any work performed by the Seller to rectify defects, which if performed by the Buyer would not be eligible for a warranty credit under the terms of Subclause 12.1.7(v), shall be at the Buyer's expense, but must be authorized by the Buyer prior to performance. The rate charged by the Seller for any such services shall be as set forth in Subclause 12.1.7(v).

         (v)      Warranty Claim Substantiation

                  In connection with each claim by the Buyer made under this Subclause 12.1, the Buyer shall file a claim on the Buyer's form ("Warranty Claim") within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after such defect becomes apparent. Such form must contain at least the following data:

                  (a)      description of defect and action taken, if any,

                  (b)      date of incident and/or of removal,

                  (c)      description of the defective part,

                  (d)      part number,

                  (e)      serial number (if applicable),

                  (f) position on Aircraft, according to Catalog Sequence Number (CSN) of the Illustrated Parts Catalog, Component Maintenance Manual or Structural Repair Manual (as such documents are defined in Clause 14 and Exhibit H hereto) as applicable,

                  (g) total flying hours or calendar times, as applicable, at the date of appearance of a defect, if available

                  (h) time since last shop visit at the date of defect appearance, if available

                  (i) Manufacturer's serial number of the Aircraft and/or its registration number,

                  (j) Aircraft total flying hours and/or number of landings at the date of defect appearance,

                  (k)      claim number,

                  (l)      date of claim, and

                  (m)      date of delivery of an Aircraft or part to the Buyer.

                  and in the case of Warranty Claim under Subclause 12.1.7, with the additional data required under Subclause 12.1.7(iv).

                  Claims are to be addressed as follows:

                           AIRBUS INDUSTRIE
                           SUPPORT DIVISION
                           WARRANTY ADMINISTRATION
                           ROND-POINT MAURICE BELLONTE
                           F-31707 BLAGNAC
                           FRANCE
                           FAX - 33-5-61-71-22-25

         (vi)     Replacements

                  Replacements made pursuant to this Subclause 12.1 will be made within the leadtime defined in the Seller's Spare Parts Price List {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                  Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon receipt by the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Buyer's receipt of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Subclause 12.1, title to and risk of loss of such component, accessory, equipment or part shall pass to the Buyer. In addition to the other responsibilities set out herein, the Seller shall have responsibility for returned Aircraft, and for any returned component, accessory, equipment or part so long as the Buyer has title thereto, as is chargeable by law to a bailee for hire, but the Seller shall not be liable for loss of use except in the event of gross negligence or willful misconduct.

         (vii)    Seller's Rejection

                  The Seller shall provide reasonable, written substantiation in case of rejection of a claim. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} to pay to the Seller reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of such claim, provided that the Buyer shall not be liable for the abovementioned investigation, test and other charges in the event the Buyer has tested and/or removed a Warranted Part in strict observance of all of the Seller's documentation affecting such Warranted Part, as well as in full accordance with the indications of the Aircraft's electronic monitoring systems and with the agreement of the Seller's field representative. Transportation, insurance, and any other costs associated with the sending of any Warranted Part or any other item, equipment, component or part for which the Buyer's warranty claim is rejected by the Seller will be borne by the Buyer.

         (viii)   Seller's Inspection

                  The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Subclause 12.1, provided that such inspection does not interfere with the Buyer's operation of the Aircraft.

12.1.7   In-house Warranty

         (i)      Buyer's Authorization

                  {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} the Buyer {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this Subclause 12.1.7 ("In-house Warranty").

         (ii)     Conditions for Buyer's Authorization

                  The Buyer {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} will be entitled to repair such Warranted Parts:

                  (a) only if adequate facilities and qualified personnel are available to the Buyer {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT},

                  (b) in accordance with the Seller's written instructions set forth in documents such as the Aircraft Maintenance Manual, Component Maintenance Manual (Manufacturer), Component Maintenance Manual (Vendor) and Structural Repair Manual, and

                  (c) only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Subclause 12.1.10.

         (iii)    Seller's Rights

                  The Seller shall have the right to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in Subclause 12.1.6(ii), if, in the judgment of the Seller, the nature of the defect requires technical investigation provided that the return of such Warranted Part to the Seller does not unreasonably deplete the Buyer's availability of spare parts,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. The Seller and the Buyer shall further have the right to each have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

         (iv)     In-house Warranty Claim Substantiation

                  Claims for In-house Warranty credit will be filed within the time period set forth in and will contain the same information required in Warranty Claims under Subclause 12.1.6(v) and in addition will include:

                  (a) a report of technical findings with respect to the defect,

                  (b)      for parts required to remedy the defect:

                           - part numbers,

                           - serial numbers (if applicable),

                           - description of the parts,

                           - quantity of parts,

                           - unit price of parts,

                           - total price of parts,

                           - related Seller's or third party's invoices (if
                             applicable),

                  (c)      detailed number of labor hours,

                  (d)      agreed In-house Warranty Labor Rate,

                  (e)      total claim value.

         (v)      Credit

                  The Buyer's sole remedy, and the Seller's sole obligation and liability, in respect of In-house Warranty Claims, will be a credit to the Buyer's account. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. The credit to the Buyer's account will be equal to the direct labor cost expended in performing a repair and to the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below.

                  (a) To determine direct labor costs, only man-hours spent on removal, replacement, disassembly, inspection, repair, reassembly, and final inspection and test (including flight tests if flight tests prove necessary to complete a repair under the In-house Warranty) of the Warranted Part alone will be counted. Man-hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included.

                           The man-hours counted as set forth above will be multiplied by an agreed labor rate representing the Buyer's {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} composite average hourly labor rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer's employees {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} whose jobs are directly related to the performance of the repair (the "In-house Warranty Labor Rate"). It is agreed that for the purpose hereof the In-house Warranty Labor Rate is US ${CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (Dollars--{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}) at economic conditions prevailing in January 1996.

                           Such In-house Warranty Labor Rate is subject to adjustment annually by multiplying by the ratio {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. For the purposes of this Subclause 12.1.7(v) only,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} is equal to the Labor Index defined in Exhibit D of this Agreement for January of the year in which man-hours are spent and {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} is equal to such Labor Index for January 1996.

                  (b) Direct material costs are determined by the prices at which the Buyer {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} acquired such material, excluding any parts and materials used for overhaul furnished free-of-charge by the Seller.

                           {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         (vi)     Limitation on Credit

                  The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part exceeding sixty-five percent (65%) of the Seller's current catalog price as set forth in Letter Agreement No. 1 hereto for a replacement of such defective Warranted Part {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (vii)    Scrapped Material

                  The Buyer will retain any Warranted Part defective beyond economic repair and any defective part removed from a Warranted Part during repair for a period of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after submission of a claim for In-house Warranty credit relating thereto. Such parts will be returned to the

                  Seller within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} of receipt of the Seller's request to that effect.

                  {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                  Notwithstanding the foregoing, the Buyer may, with the agreement of the Seller's field representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

         (viii)   LIMITATIONS ON LIABILITY OF SELLER

                  EXCEPT AS SPECIFIED HEREIN, THE SELLER WILL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDER THIS SUBCLAUSE 12.1.7, INCLUDING BUT NOT LIMITED TO: (i) LIABILITY IN CONTRACT OR TORT, AND (II) LIABILITY ARISING FROM THE BUYER'S ACTUAL OR IMPUTED NEGLIGENCE, INTENTIONAL TORTS AND/OR STRICT LIABILITY.

12.1.8   Standard Warranty Transferability

         The warranties provided for in this Subclause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties.

12.1.9   Warranty for Corrected, Replacement or Repaired Warranted Parts

         Whenever any Warranted Part that contains a defect for which the Seller is liable under Subclause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller's warranty with respect to such corrected, repaired or replaced Warranted Part, whichever may be the case, will be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

12.1.10 Good Airline Operation - Normal Wear and Tear

         The Buyer shall maintain, operate and repair the Aircraft and each component, equipment, accessory and part thereof in accordance with good commercial airline practice, all technical documentation and generally in accordance with other recommendations issued by the Seller, the Vendors or the manufacturer of the Propulsion Systems and all applicable rules, regulations and directives of the FAA, provided however that all applicable rules, regulations and directives of the FAA shall prevail over the recommendations issued by the Seller, the Vendors, or the manufacturer of the Propulsion Systems in the event of conflict, up until such conflict is resolved by the parties to the Buyer's and Seller's satisfaction.

         The Seller's liability under this Subclause 12.1 will not extend to normal wear and tear nor to:

         (i) any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after delivery except by the Seller or by the Buyer or the Buyer's contractor pursuant to this Clause 12 in a manner approved by the Seller if such repair, alteration or modification caused the Warranted Part to be defective;

         (ii) any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state if such damage caused a Warranted Part to be defective; or

         (iii) any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed,

         unless the Buyer submits evidence satisfactory to the Seller that the defect did not arise from or was not contributed to by any one or more of the above cases.

12.2     Seller Service Life Policy

         In addition to the warranties set forth in Subclause 12.1 above, the Seller further agrees that should a Failure occur in any Item, then, subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the provisions of this Subclause 12.2 will apply.

12.2.1   Definitions

         For the purposes of this Subclause 12.2, the following definitions will apply:

12.2.1.1 "Item" means any of the Seller components, equipment, accessories or parts listed in Exhibit F hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Subclause 12.2.2.

12.2.1.2 "Failure" means any breakage of, or defect in, an Item which has occurred, and which can reasonably be expected to occur on a repetitive or fleetwide basis, and which measurably impairs the utility or safety of the Item.

12.2.2   Periods and Seller's Undertaking

         Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after the delivery of the Aircraft to the Buyer, the Seller will, at its own discretion, as promptly as practicable and for a price that reflects the Seller's financial participation as hereinafter provided, either:

12.2.2.1 design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

12.2.2.2          replace such Item.

12.2.3   Seller's Participation in the Cost

         Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer at the Seller's current sales price therefor, but with deduction to take into account the Seller's financial participation determined in accordance with the following formula:

                      C  (N - T)
                      ----------
         P =              N

         where

         P:       financial participation of the Seller,

         C: the Seller's then current sales price for the required Item or required Seller designed parts,

         T: total time in months since delivery of the particular Aircraft in which the Item subject to a Failure was originally installed, and,

         N: {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

12.2.4   General Conditions and Limitations

12.2.4.1 The undertakings given in this Subclause 12.2 shall not apply during the period of the Seller's warranty under Subclause 12.1.

12.2.4.2          (i)      The Buyer will maintain log books and other
                           historical records with respect to each Item adequate to enable determination as to whether the alleged
                           Failure is covered by this Service Life Policy (and keep the Seller informed of any significant incidents through the RCSR) and, if so, to define the portion of the cost to be borne by the Seller in accordance with Subclause 12.2.3 above.

                  (ii)     The Buyer will comply with the terms of Subclause
                           12.1.10 above and provide proof reasonably satisfactory to the Seller that the Failure is due to a matter embraced within this Subclause 12.2. and that such Failure was not caused by the misuse of the Aircraft or the Item, as the case may be.

                  (iii) The Buyer will carry out specific structural inspection programs for monitoring purposes compatible with the Buyer's operational requirements as may be established from time to time by mutual agreement between the Buyer and the Seller and in accordance with the Buyer's FAA-approved maintenance program.

                  (iv) In the case of any breakage or defect, the Buyer will report the same in writing to the Seller within {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after any breakage or defect in an Item becomes apparent, if the breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer will inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether the breakage or defect is subject to this Service Life Policy,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

12.2.4.3 Except as otherwise provided in this Subclause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Subclause 12.1.6.

12.2.4.4 If the Seller has issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula established by the Seller in accordance with the provisions of Subclause 12.2.3 in lieu of making the payment described herein. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Subclause 12.2 will be subject to the Buyer's incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller's instructions, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

12.2.4.5          THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY,
                  PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN
                  AND MANUFACTURING ART.  THE SELLER'S OBLIGATION UNDER
                  THIS SUBCLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUBCLAUSE 12.2. THE BUYER'S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN MONETARY DAMAGES, LIMITED TO THE
                  AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE
                  SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN
                  REQUIRED TO PAY UNDER THIS SUBCLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING
                  THE WAIVER, RELEASE AND RENUNCIATION SET FORTH IN
                  SUBCLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DAMAGES, DIRECT, INCIDENTAL OR CONSEQUENTIAL, INCLUDING LOSS OF PROFITS
                  AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER
                  OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.2.5   Transferability

         The Buyer's rights under this Subclause 12.2 will not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent which shall not be unreasonably withheld except as provided in Clause 19 of this Agreement.

         Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy will, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3     VENDOR WARRANTIES

         [Intentionally deleted]

12.4     INTERFACE COMMITMENT

         [Intentionally deleted]

12.5     EXCLUSIVITY OF WARRANTIES AND
         GENERAL LIMITATIONS OF LIABILITY

         THIS CLAUSE 12 AND LETTER AGREEMENTS NOS. 6 THROUGH 10 OF THIS AGREEMENT (INCLUDING THEIR SUBPROVISIONS) SET FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

         THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

         (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

         (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

         (3)      ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

         (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

         (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

         (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

         (7)      ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED
                  FOR:

                  (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (c)      LOSS OF PROFITS AND/OR REVENUES;

                  (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

         THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 OR LETTER AGREEMENTS NOS. 6 THROUGH 10 OF THIS AGREEMENT SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 OR LETTER AGREEMENTS NOS. 6 THROUGH 10 OF THIS AGREEMENT WILL REMAIN IN FULL FORCE AND EFFECT.

12.6     DUPLICATE REMEDIES

         The remedies provided to the Buyer under this Clause 12 and Letter Agreements Nos. 6 through 10 of this Agreement as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 and Letter Agreements Nos. 6 through 10 of this Agreement for any such particular defect for which remedies are provided under this Clause 12 and Letter Agreements Nos. 6 through 10 of this Agreement, provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 and Letter Agreements Nos. 6 through 10 of this Agreement that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect; and provided further that the Buyer's rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the rights and remedies specifically set forth in this Clause 12 and Letter Agreements Nos. 6 through 10 of this Agreement.

UNQUOTE

         In consideration of the assignment and subrogation by the Seller under this Clause 12 and Letter Agreements Nos. 6 through 10 of this Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained, specifically including, without limitation, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions.

         THIS CLAUSE 12 AND LETTER AGREEMENTS NOS. 6 THROUGH 10 OF THIS AGREEMENT (INCLUDING THEIR SUBPROVISIONS) SET FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

         THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

         (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

         (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

         (3)      ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

         (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

         (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

         (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

         (7)      ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED
                  FOR:

                  (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

                  (c)      LOSS OF PROFITS AND/OR REVENUES;

                  (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

         THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 OR LETTER AGREEMENTS NOS. 6 THROUGH 10 OF THIS AGREEMENT SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 OR LETTER AGREEMENTS NOS. 6 THROUGH 10 OF THIS AGREEMENT WILL REMAIN IN FULL FORCE AND EFFECT.

         The remedies provided to the Buyer under this Clause 12 and Letter Agreements Nos. 6 through 10 of this Agreement as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 and Letter Agreements Nos. 6 through 10 of this Agreement for any such particular defect for which remedies are provided under this Clause 12 and Letter Agreements Nos. 6 through 10 of this Agreement, provided, however, that the Buyer will not be entitled to elect a remedy under one part of this Clause 12 and Letter Agreements Nos. 6 through 10 of this Agreement that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect; and provided further that the Buyer's rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the rights and remedies specifically set forth in this Clause 12 and Letter Agreements Nos. 6 through 10 of this Agreement.

12.7     NEGOTIATED AGREEMENT

         The Buyer and the Seller agree that this Clause 12 and Letter Agreements Nos. 6 through 10 have been the subject of discussion and negotiation and it is fully understood by the parties and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12 and Letter Agreements Nos. 6 through 10, specifically including without limitation the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions set forth following Subclause 12.5 herein.

13 -     PATENT INDEMNITY

         The Seller, in its capacity as "Buyer" under its arrangements with the Manufacturer, has negotiated and obtained the following Patent Indemnity from the Manufacturer with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions (including, but not limited to, the waiver, release and renunciation provision) all as hereinafter set out. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller in its capacity as "Buyer" as aforesaid under the Patent Indemnity and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

QUOTE

13.1     Scope

         The Seller will indemnify the Buyer from and against any damages, costs and expenses including reasonable legal costs arising from or related to the infringement of any patent, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}(together a "patent") (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of any Aircraft):

         (1) to the extent of one hundred percent (100%) thereof in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of (a) any British, French, German, Spanish or US patent, or (b) any patent issued under the laws of any other country that (i) is bound by and entitled to all benefits of Article 27 of the Chicago Convention on International Civil Aviation of December 7, 1944, or (ii) is a party to the International Convention for the Protection of Industrial Property or (iii) has in full force and effect patent laws that recognize and give adequate protection to patents issued under the laws of other countries, and

         (2) to the extent of fifty percent (50%) thereof in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of any patent issued under the laws of any country not covered by (1) above in which the Buyer is from time to time lawfully operating the Aircraft.

         The Seller's undertaking under this Clause 13 will not apply to components, accessories, equipment or parts which are not Warranted Parts.

13.2     Seller's Action

         If any part of an Aircraft infringes a patent covered by Subclause 13.1, the Seller will, at its option and expense, either promptly (i) procure for the Buyer the right to use such part free of any liability for patent infringement or (ii) replace such part with a noninfringing substitute otherwise complying with the requirements of this Agreement.

13.3     Seller's Obligation

         The Seller's obligation hereunder with respect to any actual or alleged infringement is conditioned upon:

                  (i) the existence of an infringement or a claim of infringement being made by a third party; or

                  (ii) commencement of suit against the Buyer for infringement or the Buyer's receipt of a claim alleging infringement, and upon written notice by the Buyer to the Seller within ten (10) days after receipt by the Buyer of notice of the institution of such suit, giving particulars thereof,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         The Seller will have the option but not the obligation at any time to conduct negotiations with the party or parties charging infringement and may intervene in any suit commenced. Whether or not the Seller intervenes in any such suit, it will be entitled at any stage of the proceedings to assume, conduct or control the defense thereof. If the Seller assumes the defense of the claim:

                  (i) the Buyer shall {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} furnish to the Seller all the data, papers, records and assistance material to the resistance of or defense against any such charge or suits for infringement;

                  (ii) the Buyer shall {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} use diligent efforts in full cooperation with the Seller to reduce royalties, damages, costs and expenses involved;

                  (iii) the Buyer shall have obtained the Seller's prior approval of the Buyer's payment, assumption or admission of any liabilities, expenses, costs or royalties for which the Seller is asked to respond, and

                  (iv) the Buyer shall not otherwise act in a manner prejudicial to its or the Seller's defense of the action, provided the Buyer shall be allowed to operate its business in normal course.

13.4     Waiver

         The indemnity provided in this Clause 13 and the obligations and liabilities of the Seller under this Clause 13 are exclusive and in substitution for, and the Buyer hereby waives, releases and renounces all other indemnities, warranties, obligations, guarantees and liabilities on the part of the Seller and rights, claims and remedies of the Buyer against the Seller, express or implied, arising by law or otherwise (including without limitation any obligation, liability, right, claim or remedy arising from or with respect to loss of use or revenue or consequential damages), with respect to any actual or alleged patent infringement by any Aircraft, accessory, equipment or part, or the use or sale thereof. This patent indemnity will not be extended, altered or varied except by a written instrument signed by the Seller and the Buyer.

UNQUOTE

         In consideration of the assignment and subrogation by the Seller under this Clause 13 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained (specifically including, without limitation, the waiver, release and renunciation provision).

         The indemnity provided in this Clause 13 and the obligations and liabilities of the Seller under this Clause 13 are exclusive and in substitution for, and the Buyer hereby waives, releases and renounces all other indemnities, warranties, obligations, guarantees and liabilities on the part of the Seller and rights, claims and remedies of the Buyer against the Seller, express or implied, arising by law or otherwise (including without limitation any obligation, liability, right, claim or remedy arising from or with respect to loss of use or revenue or consequential damages), with respect to any actual or alleged patent infringement by any Aircraft, accessory, equipment or part, or the use or sale thereof. This patent indemnity will not be extended, altered or varied except by a written instrument signed by the Seller and the Buyer.

14 -     TECHNICAL PUBLICATIONS

14.1     Scope

         The Seller will provide the Buyer or cause the Buyer to be provided with a set of Technical Publications to support the operation of the Aircraft in accordance with the terms set forth in this Clause 14. Such Technical Publications are listed in Exhibit H of this Agreement together with the form, type, format and quantity of each such Technical Publication (the "Technical Publications").

14.2     Specification

14.2.1 The Technical Publications are prepared according to applicable ATA specifications. Exhibit H references the relevant ATA specification for each affected Technical Publication.

14.2.2   Technical Publications will be customized as indicated in Exhibit H.

14.2.3 Technical Publications at delivery of the Aircraft will correspond to the Specification of the Aircraft as defined at least six (6) months before such delivery. The Specification at delivery of the Aircraft will be introduced into the Technical Publications at the first revision after delivery of the Aircraft whenever reasonably practicable or otherwise no later than three (3) months after delivery of the Aircraft.

14.3     Delivery

         The Technical Publications and corresponding revisions that the Seller will supply or cause to be supplied in accordance with the terms of this Clause 14 will be sent to one address only, as defined by the Buyer.

         The quantities of the Technical Publications to be delivered on or before the delivery of the Buyer's first Aircraft will be as set forth in Exhibit H. The Seller will send or cause to be sent additional quantities of Technical Publications as required by the Buyer upon thirty (30) days' prior notice.

         Technical Publications and their revisions will be shipped by the quickest transportation methods. The shipments will be Free Carrier
         (FCA) Toulouse, France, and/or Hamburg, Germany, as the term Free Carrier is defined in publication No. 460 of the International Chamber of Commerce, published in April 1990.

14.4     Language

         The Technical Publications (including drawings) will be supplied in the English language using aeronautical terminology in common use.

14.5     Revision Service

14.5.1   General

         Unless otherwise specifically stated, revision service will be offered {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Mandatory changes will be incorporated into the Technical Publications at no charge for as long as one (1) Aircraft is in service with the Buyer.

14.5.2   Service Bulletins

         Service Bulletin information will be incorporated into the Technical Publications after notice from the Buyer of embodiment of a Service Bulletin, provided that such notice is given to the Seller within two
         (2) years after issue of such Service Bulletin. The split between Aircraft modified and not yet modified by the Buyer will be reflected in the corresponding Service Bulletin and will remain in the Technical Publications until notification from the Buyer that embodiment of such Service Bulletin has been completed for all the Aircraft.

14.5.3   Customer Originated Changes

14.5.3.1 Buyer-originated data documented in the Buyer's own Airline Engineering Bulletin (AEB) ("Customer Originated Changes" or "COC") may be introduced into the following customized Technical Publications:

                  (i)      Aircraft Maintenance Manual
                  (ii)     Illustrated Parts Catalog
                  (iii)    Trouble Shooting Manual
                  (iv)     Wiring Manual (Schematics, Wirings, Lists)

14.5.3.2 The Buyer will issue COC in accordance with the provisions of the "Guidelines for Customer Originated Changes" issued by the Seller.

14.5.3.3 The Seller will introduce the COC into the relevant Technical Publications within two (2) revisions following the receipt of complete and accurate data for processing.

14.5.3.4 COC data will be incorporated by the Seller in all affected customized Technical Publications, unless the Buyer specifies in writing to the Seller into which Technical Publications the COC data will be incorporated. The customized Technical Publications into which the COC data are incorporated will only show the Aircraft configuration that reflects the COC data and not the configuration before incorporation of such COC data.

14.5.3.5 The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Publication issued by or caused to be issued by the Seller will be entirely at the Buyer's risk. Accordingly, the Seller will be under no liability whatsoever in respect of either the engineering contents of any COC, including any omissions or inaccuracies therein, or the effect that incorporation of such COC may have on the Technical Publications.

14.5.3.6 The Seller will not be required to check any COC data submitted for incorporation as aforementioned, and the Buyer will ensure that all COC data submitted for incorporation into a Technical Publication have received prior approval from its local airworthiness authority.

14.5.3.7 In the event that the Seller and/or the Manufacturer is required under any court order or settlement to indemnify in whole or in part any third party for injury, loss or damage incurred as a result of incorporation of any COC into the Technical Publications issued or caused to be issued by the Seller, the Buyer agrees to defend, indemnify or hold harmless the Seller and/or the Manufacturer for all payments or settlements made in respect of such injury, loss or damage including any expenses incurred by the Seller and/or the Manufacturer in defending such claims. This indemnification by the Buyer will in no event be affected by any written or oral communication that the Seller or the Manufacturer may make to the Buyer in respect of such documentation.

14.5.3.8 The price for the incorporation of any COC as aforesaid will be invoiced to the Buyer under conditions specified in the Seller's then current Support Services Price Catalog.

14.6     Aircraft Identification for Technical Publications

         For the customized Technical Publications the Buyer agrees to the allocation of fleet serial numbers from 001 up to 999 ("FSNs"). The sequence will be interrupted only if two (2) different Propulsion Systems manufacturers are selected and/or different aircraft models are chosen.

         The Buyer will indicate to the Seller the FSNs allocated to the Aircraft Manufacturer's Serial Number within forty-five (45) days after execution of this Agreement. The allocation of FSNs to Manufacturer's Serial Numbers will not constitute any proprietary, insurable or other interest whatsoever of the Buyer in any Aircraft prior to delivery of and payment for such Aircraft as provided in this Agreement.

         The relevant customized Technical Publications are:

         (i)      Aircraft Maintenance Manual
         (ii)     Illustrated Parts Catalog
         (iii)    Trouble Shooting Manual
         (iv)     Wiring Manuals (Schematics, Wirings, Lists)
         (v)      Flight Crew Operating Manual

14.7     Vendor Equipment

14.7.1 Information relating to Vendor equipment that is installed on the Aircraft by the Seller will be included free-of-charge in the basic issue of the Technical Publications, to the extent necessary for the understanding of the systems concerned.

14.7.2 The Buyer will supply or cause to be supplied to the Seller the data related to Buyer Furnished Equipment and SSBFE at least six (6) months before the scheduled delivery of the customized Technical Publications and will ensure revision service thereof. The related transportation costs will be the responsibility of the Buyer.

14.7.3 The Seller will introduce into the basic issue of the Technical Publications the data related to Buyer Furnished Equipment, SSBFE, and Seller Furnished Equipment, at no charge.

14.8     Airworthiness Authority

         It will be the responsibility of the Buyer to provide its local airworthiness authority with such Technical Publications as it may require, using the Technical Publications delivered by the Seller to the Buyer in accordance with the terms hereof.

14.9     Additional Requirements

         The Seller will comply with the Buyer's request to change the form, quantity, type and/or revisions of any of the data specified in Exhibit H, upon receipt of the Buyer's purchase order. The charges for such changes will be invoiced to the Buyer under conditions specified in the Seller's then current Support Services Price Catalog, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

14.10    Future Developments

         The Seller will continuously monitor technological developments and apply them to document production and method of transmission where beneficial and economical.

14.11    Proprietary Rights

14.11.1 All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Publications and data supplied under this Agreement, will remain with the Seller. All such Technical Publications and data are supplied to the Buyer for the sole use of the Buyer, who undertakes not to divulge the contents thereof to any third party {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

                  COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, save as permitted therein or otherwise pursuant to any governmental or legal requirement imposed upon the Buyer. These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.11.2 The supply of Technical Publications and data by the Seller will not give the Buyer any right to design or manufacture any Aircraft or spare parts except as expressly provided in this Agreement. Further, any right of manufacture granted to the Buyer by the Seller under this Agreement will in no way be construed as express or implied approval of any such manufactured products.

14.11.3 Drawings of the Manufacturer are provided to the Buyer under the express condition that the Manufacturer will have no liability, whether in contract or tort, arising from or in connection with the use of a drawing of the Manufacturer by the Buyer except as set forth to the contrary in Clause 12 of the Agreement.

15 -     FIELD ASSISTANCE

15.1     Seller's Service

         The Seller will provide or cause to be provided at no charge to the Buyer the following services at the Buyer's main base or at other locations to be mutually agreed.

15.1.1 Starting upon the date hereof, the Seller will provide to the Buyer the services of a Resident Customer Support Representative (the "RCSR") acting in an advisory capacity {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. In addition, to support the operation of the Aircraft, the Seller will provide {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} man-months of RCSR(s) to the Buyer starting upon the date hereof. The RCSR(s) will be based, on a full-time, priority basis (but not exclusive to the Buyer) at the Buyer's main base. The actual number of RCSR(s) allocated to the Buyer will be mutually agreed. At no time, however, will that number exceed three (3) persons.

15.1.2 The Seller has set up a worldwide technical services network that is available for non-exclusive use by all operators of aircraft manufactured by the Manufacturer. The Buyer will have free access to this worldwide network at any time in the course of its operation of the Aircraft. In particular, the Buyer will have access to the regional customer support representatives closest to the Buyer's main base. A list of the names of contacts for the worldwide technical services network, including those of the regional customer support representatives, will be provided to the Buyer.

15.1.3 The Seller will use reasonable efforts to arrange for similar services to be procured by competent representatives of the Propulsion Systems manufacturer and, when necessary and applicable, by representatives of Vendors (other than Vendors of Buyer Furnished Equipment and SSBFE).

15.1.4 The Seller will provide one (1) Customer Support Director based in Herndon, VA, to liaise between the Manufacturer and the Buyer on product support matters after execution of this Agreement for as long as any of the Aircraft is operated by the Buyer.

15.2     Buyer's Service

15.2.1 For as long as the RCSR(s) specified in Subclause 15.1.1 above remain(s) with the Buyer, the Buyer will furnish without charge secretarial assistance on a non-exclusive basis, suitable space, office equipment and facilities in or conveniently near the Buyer's maintenance facilities. The Buyer will provide telecommunications facilities at the Seller's cost to be invoiced on a monthly basis.

15.2.2 In accordance with the Buyer's policies, the Buyer will provide at no charge to the Seller:

         (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}; and

         (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

15.2.3 The Buyer will give the Seller all necessary reasonable assistance with general administrative functions specific to the Buyer's country and procurement of the documents necessary to live and work there.

15.3     Representatives' Status

         In providing the above technical service, the Seller's employees, including RCSR(s) and the Customer Support Director, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting, either directly or indirectly, as the Buyer's employees or agents.

15.4     Indemnity and Insurance

         The Buyer will indemnify and hold harmless the Seller, the Manufacturer, ASC and each of the Associated Contractors and their respective Affiliates, directors, officers, agents and employees from and against all liabilities, damages, losses, loss of use, costs and expenses (i) for all injuries to and death of persons (excepting injuries to and death of the Seller's representatives providing the services under this clause) caused by the Seller or its representatives and (ii) for loss of or damage to property (excepting loss of or damage to property of the Seller's representatives) caused by the Seller or its representatives, in either case when arising out of or in connection with the provision of services under this Clause 15. This indemnity of the Buyer will not apply for any such liabilities, damages, losses, costs or expenses arising out of or caused by the negligence or willful misconduct of the Seller's representatives.

         The Seller will indemnify and hold harmless the Buyer, its directors, officers, agents and employees from and against all liabilities, damages, losses, costs and expenses (i) for injuries to or death of the Seller's representatives providing the services under this clause, (ii) for loss of or damage to property of the Seller's representatives or
         (iii) arising out of or caused by the willful misconduct or negligence of the Seller's representatives. With respect to Subclauses (i) and
         (ii) of the preceding sentence, the Seller will not be obligated to indemnify or hold harmless the Buyer where the Seller's liabilities, damages, losses, costs or expenses arise from the Buyer's negligence or willful misconduct.


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
         In the event any claim is made or lawsuit is brought against either party (or its respective directors, officers, agents or employees) for damages for death or injury or for property damage, the liability for which has been assumed by the other party pursuant to this Subclause 15.4, the former (indemnitee) will promptly give notice to the other party (indemnitor), and the indemnitor will assume and conduct the defense thereof, and will have the right to effect any settlement that it, in its opinion, deems proper except that the indemnitor will not make any settlement which includes any admission, settlement or compromise to be made by the indemnitee without the indemnitee's consent. In such case, the indemnitor agrees to keep the indemnitee fully advised of the conduct of the defense. In the event that the indemnitor does not assume and conduct the defense of the claim or lawsuit, then the indemnitee will have the right to proceed with the defense of the claim or lawsuit as it deems appropriate and will have an action against the indemnitor for any judgments, settlements, costs or expenses incurred in conducting the defense. For the purpose of this Subclause 15.4, a claim or lawsuit against the Manufacturer or any of the Associated Contractors or any of their respective Affiliates, directors, officers, agents or employees will be deemed to be a claim or lawsuit against the Seller.

         For the period of performance described in this Clause 15, the Buyer will (i) indemnify and waive any rights of recourse or subrogation against the Seller, the Manufacturer and ASC, and each of the Associated Contractors and their respective Affiliates, directors, officers, agents, employees and subcontractors in respect of all risks hull insurance policy; and (ii) effect insurance to cover third-party liability risks arising during the performance in an amount satisfactory to the Seller, naming the Seller and its directors, officers, agents and employees as additional insured. Such insurance will contain a cross-liability clause and will also contain a thirty
         (30)-day notice-of-cancellation provision. Upon request, the Buyer will deliver to the Seller a certificate of insurance evidencing the coverage required by this Clause 15.


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
16 -     TRAINING AND TRAINING AIDS

         [Intentionally deleted]


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
17 -     VENDORS' PRODUCT SUPPORT

17.1 The Seller has obtained product support agreements transferable to the Buyer from Vendors of Seller Furnished Equipment as listed in the Specification ("Supplier Product Support Agreements").

17.2 These Supplier Product Support Agreements are based on the "World Airlines and Suppliers Guide" and include Vendor commitments as contained in the Supplier Product Support Agreements, which include the following provisions:

17.2.1 Technical data and manuals required to operate, maintain, service and overhaul the Vendor items. Such technical data and manuals will be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 in accordance with Clause 14 of this Agreement, will include revision service and will be published in the English language.

17.2.2 Warranties and guarantees including Vendors' standard warranties. In addition, Vendors of landing gear will provide service life policies for landing gear structures.

17.2.3 Training to ensure efficient operation, maintenance and overhaul of the Vendors' items for the Buyer's instructors, shop and line service personnel (a manual on the Vendor's training has been provided to the Buyer).

17.2.4 Spares data in compliance with ATA Specification 200 or 2000, Initial Provisioning Recommendations as defined in Subclause 2.5 of Letter Agreement No. 1, spares and logistics service, including routine and emergency deliveries.

17.2.5 Technical service to assist the Buyer with maintenance, overhaul, repair, modification, operation and inspection of Vendor items as well as required tooling and spares provisioning.

17.3     Vendor Compliance

         The Seller will monitor Vendor compliance with support commitments defined in the Supplier Product Support Agreements and will take remedial action together with the Buyer if requested by the Buyer or if the Seller becomes aware of a Vendor's non-compliance through its monitoring process.

17.4     Vendor Part Repair Stations

17.4.1 The Manufacturer has developed with the Vendors a program aimed at building a comprehensive network of repair stations in North America for those Vendor Parts originating from outside this territory.


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
17.4.2 As a result of the above, most Vendor Parts are now repairable in North America, and corresponding repair stations are listed in a document, the AOG and Repair Guide, which is issued and regularly updated by the Manufacturer.

         The Seller undertakes that the Vendor Parts that have to be forwarded for repair outside North America will be sent back to the Buyer with proper tagging as required by the FAA and the Buyer.

17.4.3 The Seller will support the Buyer in cases where the agreed repair turn time of an approved repair station is not met by causing free-of-charge loans or exchanges (as specified in the relevant Supplier Product Support Agreements) to be offered to the Buyer until such time as the situation will have been remedied to the Buyer's satisfaction.

17.5 Further matters relating to Vendor product support and the Seller's obligations relating thereto are described in Letter Agreement No. 6 to the Agreement.


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
18 -     BUYER FURNISHED EQUIPMENT AND DATA

18.1     Installation and Delivery

18.1.1 Without additional charge, and in accordance with the Specification, the Seller will cause the Manufacturer to provide for the installation of the Buyer Furnished Equipment.

18.1.2 The Seller will cause the Manufacturer to advise the Buyer of the dates by which, in the planned release of engineering for an Aircraft, the Manufacturer requires a written detailed description of the dimensions and weight of Buyer Furnished Equipment for such Aircraft and information necessary for the installation and operation thereof, and the Buyer will furnish such detailed description and information by the dates so specified. Such dimensions and weights will not thereafter be revised unless mutually agreed and set forth in a SCN.

18.1.3 The Seller will also cause the Manufacturer to furnish in due time to the Buyer a schedule of dates by and locations to which Buyer Furnished Equipment for such Aircraft must be delivered to the Manufacturer to permit installation in and delivery of such Aircraft in accordance with the delivery schedule referred to in Clause 9. The Buyer will furnish such equipment to the Manufacturer at such locations by such dates. The Buyer, at its own expense, will also furnish or cause to be present at the works where such Buyer Furnished Equipment is to be installed, when requested by the Manufacturer, at least one field service representative to provide the Manufacturer technical advice regarding the installation and calibration of Buyer Furnished Equipment.

18.2     Specification and Airworthiness Approvals

         The Buyer warrants that all Buyer Furnished Equipment will meet the requirements of the Specification, will comply with applicable LBA (in the case of A319 Aircraft), DGAC (in the case of A320 Aircraft) and FAA regulations and will be approved by the LBA (in the case of A319 Aircraft) or the DGAC (in the case of A320 Aircraft) and the FAA for installation and use on an Aircraft at the time of delivery of such Aircraft. The Seller will bear no expense in connection with adjusting and calibrating Buyer Furnished Equipment to the extent necessary to obtain LBA or DGAC approval, as appropriate, and FAA approval.

18.3     Delay and Nonperformance

         Any delay or failure in complying with the warranty in the foregoing Subclause 18.2, in providing the descriptive information and services mentioned in Subclause 18.1 hereof, in furnishing the Buyer Furnished Equipment or in obtaining any required approval of such equipment under the LBA or DGAC, as appropriate, or FAA regulations will be the responsibility of the Buyer, and to the extent that such delay or failure:

         (i) delays the performance of any act to be performed by or on behalf of the Seller or the Manufacturer, or


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
         (ii) causes the Final Contract Price of the Aircraft to be increased by the amount of the Seller's additional costs, if any, attributable to such delay or failure by the Buyer, including, without limitation, storage, taxes, insurance and costs of out-of-sequence installation, any resulting cost will be borne by the Buyer.

         Further, in any such event, the Seller may elect to take any of the actions set forth below in Subclauses 18.3.2, 18.3.3 or 18.3.4:

18.3.2 The Seller acting reasonably and in good faith will be entitled to cause the Manufacturer to select, purchase and install replacement Buyer Furnished Equipment {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} in which event the Final Contract Price of the affected Aircraft will be increased by the reasonable costs and expenses incurred by the Manufacturer for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Contract Price of such Aircraft, for adjustment and calibration.

18.3.3 If (i) delivery of the Buyer Furnished Equipment is delayed by more than thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment or (ii) the Buyer Furnished Equipment required or not required to obtain certification of the Aircraft in accordance with Subclause 2.3 hereof is not approved by the LBA or the DGAC, as applicable, or the FAA within thirty (30) days after the date specified by the Manufacturer for the delivery of such Buyer Furnished Equipment, then, notwithstanding the terms of Subclause
         2.3 if applicable, the Seller will be entitled to deliver the affected Aircraft with no obligation to install such Buyer Furnished Equipment. Upon such delivery the Seller will be relieved of all obligations to install such Buyer Furnished Equipment.

18.3.4 Any Buyer Furnished Equipment installed on an Aircraft and subsequently removed, as a result of action or inaction by the Buyer, will be removed at the Buyer's expense.

18.4     Delivery

         The Buyer will cause all Buyer Furnished Equipment to be delivered at its own expense to the following addresses, unless the Seller notifies the Buyer otherwise in writing.

         For A319 Aircraft (or A321 Aircraft, if applicable):

                  DAIMLER-BENZ AEROSPACE AIRBUS GmbH
                  Division Hamburger Flugzeugbau
                  Kreetslag 10
                  21129 HAMBURG
                  GERMANY

         For A320 Aircraft:

                  AEROSPATIALE, SOCIETE NATIONALE INDUSTRIELLE
                  316, Route de Bayonne
                  31300 TOULOUSE
                  FRANCE

18.5     Risk of Loss

         Title to and risk of loss of Buyer Furnished Equipment will at all times remain with the Buyer. When Buyer Furnished Equipment is in the possession of the Seller, the Seller will have only such responsibility therefor as is chargeable by law to a bailee for hire, but will not be liable for loss of use except in the event of gross negligence or willful misconduct.

18.6     Seller-Supplied Buyer Furnished Equipment

         If the Buyer requests the Seller to cause the Manufacturer to supply directly certain items that are considered Buyer Furnished Equipment pursuant to the Standard Specification, and if compliance with such request by the Seller and the Manufacturer in their judgment will not affect the delivery date of an Aircraft referred to in Clause 9, then the Seller will order such items, and will order all the items identified as SSBFE in Exhibit B1 and B2 to this Agreement, subject to the execution of a SCN reflecting the effect on price and any other items and conditions of this Agreement (the "SSBFE"). In such a case, the Seller will bear no liability in respect of any delay caused and product support commitments assumed by the Vendor of such SSBFE {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. The provisions of Subclauses 18.2 and 18.3 will apply to SSBFE covered under this Subclause 18.6 in the event of any delay in approval or delivery of such SSBFE.


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
19 -     ASSIGNMENT

19.1     Successors and Assigns

         Except as otherwise set forth in and subject to the provisions of this Clause 19, this Agreement will inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Agreement will not be assigned in whole or in part by either party without the prior written consent of the other party. Notwithstanding anything herein to the contrary, the Seller may at any time, without the Buyer's consent, assign any of its rights to receive money, and any of its duties to effect sale and delivery of any Aircraft, or any of its responsibilities, duties or obligations to perform any other obligations hereunder to the Manufacturer, any of the Associated Contractors, ASC or any Affiliate of the Seller, the Manufacturer or any Associated Contractor,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

19.2     Seller's Designations

         The Seller may at any time by notice to the Buyer designate particular facilities or particular personnel of the Manufacturer, ASC, any of the Associated Contractors or any Affiliate of the Manufacturer or any Associated Contractor at which or by whom the services to be performed under this Agreement will be performed. The Seller may also designate the Manufacturer, any Associated Contractor or any Affiliate of the Manufacturer or any Associated Contractor as the party responsible on behalf of the Seller for providing to the Buyer all or any of the services described in this Agreement. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

19.3     Transfer Prior to Delivery

         Prior to delivery the Buyer will not resell, lease or transfer the Aircraft, or finalize a contract to do so, without the Seller's written consent. However, subject to the provisions of Subclause 19.5 and 19.6 of this Agreement, the Buyer may immediately prior to the delivery of any Aircraft, cause any of the Aircraft to be subjected to an equipment trust, leveraged lease, finance lease, conditional sale, security interest, lien or other arrangement for the financing by the Buyer of such Aircraft or finalize a contract to do so and the Seller will, at the Buyer's request, take any action reasonably requested by the Buyer for the purpose of effecting the foregoing. No action by the Buyer or the Seller under this Subclause 19.3 will require the Seller to divest itself of title to or possession of such Aircraft until delivery and payment therefor as provided in this Agreement.


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
19.4     Post Delivery Resale or Lease

         In the event of the post delivery resale or lease of any Aircraft, the Buyer's rights with respect to such Aircraft under this Agreement will automatically, to the extent provided in the contract relating to such assignment, sale or lease, inure to the benefit of such assignee, purchaser or lessee, as the case may be, but only if the Buyer obtains from such assignee, purchaser or lessee an express agreement, in writing, to be bound by and comply with all applicable terms, conditions and limitations of this Agreement, provided that the copy of such agreement may be an extract of the assignee, purchaser, or lessee's overall agreement. The Buyer will promptly furnish to the Seller a true copy of such agreement with any such purchaser or lessee with sensitive commercial terms redacted.

19.5     Assignment for Predelivery Payment Financing

         Without limiting the foregoing, the Seller agrees that the Buyer may assign its rights under this Agreement with respect to any Aircraft (excluding, however, the Letter Agreements) outright or, as collateral security for the payment of amounts owed in respect of any financing of its Predelivery Payments hereunder with respect to such Aircraft, provided that (i) the Seller shall receive an executed true and complete original of the written instrument of assignment with sensitive commercial terms redacted, and (ii) the assignee shall agree in a manner reasonably satisfactory to the Seller that the exercise of its rights hereunder is subject to all of the terms and conditions hereof, including, without limitation, the obligation to pay for the Aircraft in full on delivery as provided in Clause 6 of the Agreement, and provided further that in no event shall such assignee obtain any rights in or to such Predelivery Payments or obtain any other rights under or with respect to this Agreement greater than the rights of the Buyer hereunder. The Seller shall provide reasonable cooperation in connection with such an assignment, however, no action taken by the Buyer or the Seller under this Subclause 19.5 shall subject the Seller or the Manufacturer to any liability to which it would not otherwise be subject hereunder, or adversely modify in any way the Seller's contract rights hereunder, or require the Seller to divest itself of title to or possession of such Aircraft prior to delivery and payment therefor as provided in this Agreement.

19.6     Limitation on Assignable Provisions

         Notwithstanding any other provisions of this Agreement, the Letter Agreements hereto may not be assigned by the Buyer to any other party without the Seller's consent, and any attempted assignment of the Letter Agreements by the Buyer, without the Seller's consent, will be null and void. For the avoidance of doubt, it is hereby understood that this provision shall include {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. In the event of any inconsistency between the terms of the provisions of this Clause 19 and the terms of this Subclause 19.6, then the provisions of Subclause 19.6 shall prevail.


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
19.7     Buyer's Obligations

         In the event of any assignment pursuant to the provisions of this Clause 19, the Buyer will furnish the Seller with a true copy of such assignment(s) with such purchaser, lessor, or other financing party, clearly stating that such purchaser or lessor acknowledges that it is bound by and will comply with all applicable assigned terms, conditions and limitations of this Agreement, provided that the copy of such assignment may be an extract of such assignee's overall agreement with sensitive commercial terms redacted.

20 -     DATA RETRIEVAL

         On the Seller's reasonable request, the Buyer will provide the Seller with all the necessary technical data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance and operational data (if specifically agreed to by the Buyer on a case by case basis) with a view to improving the safety, reliability, maintainability and operation of the Aircraft.

21 -     TERMINATION FOR CERTAIN EVENTS; FURTHER ASSURANCES

21.1     Termination Events

21.1.1   Any of the following will constitute "Termination Events" under this
         Agreement:

         (i) The Buyer or the Parent Company will commence any case, proceeding or other action with respect to the Buyer or the Parent Company or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to all or substantially all of its debts or obligations.

         (ii) Any other party will commence any case, proceeding or other action with respect to the Buyer or the Parent Company or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to all or substantially all of its debts or obligations {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (iii) An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or the Parent Company for all or substantially all of its assets {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, or the Buyer or the Parent Company makes a general assignment for the benefit of its creditors.

         (iv) An action is commenced against the Buyer or the Parent Company seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (v)      The Buyer is unable to pay its debts as they come due.

         (vi) There is a liquidation, winding up or analogous event with respect to the Buyer or the Parent Company.

         (vii) The Buyer fails to make any Predelivery Payment required to be made pursuant to this Agreement {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (viii) (a) an event defined as an event of default or its equivalent has occurred and is continuing under {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, or (b) any payment or payments of scheduled amounts of principal or interest or lease rental or other similar payments to any and all other party or parties is not made when due {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (ix) The Buyer fails to take delivery of an Aircraft under this Agreement or fails to make payment of all or part of the Final Contract Price required to be made pursuant to Subclause 6.3 of this Agreement {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (x) the Buyer consolidates with or merges into any other corporation or voluntarily sells or transfers all or substantially all of its assets as an entirety to any person, in one transaction or a series of transactions, and the successor entity formed by such consolidation or into which the Buyer is merged or the successor entity that acquires all or substantially all of the Buyer's assets as an entirety does not execute and deliver to the Seller an agreement in form and substance reasonably satisfactory to the Seller assuming all of the obligations, liabilities, and responsibilities of the Buyer under this Agreement {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (xi) the Parent Company consolidates with or merges into any other corporation or voluntarily sells or transfers all or substantially all of its assets as an entirety to any person, in one transaction or a series of transactions, and the successor entity formed by such consolidation or into which the Parent Company is merged or the successor entity that acquires all or substantially all of the Parent Company's assets as an entirety prevents the Buyer (or its successors) from performing or causes the Buyer (or its successors) not to perform all of the obligations, liabilities, and responsibilities of the Buyer under this Agreement {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

21.1.2 In the event of the occurrence of a Termination Event which is continuing {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, the Buyer will be deemed in material breach of this Agreement, and the Seller will at its option have the right to resort to any remedy under applicable law, including, without limitation, the right by written notice, effective immediately, to (i) suspend or delay its performance under the Agreement, (ii) terminate this Agreement (provided that no such notice need be delivered, and this Agreement including all Appendixes, Exhibits and Letter Agreements thereto will automatically terminate, upon the occurrence of a Termination Event specified in Subclause 21.1.1(i), (ii), (iii), or
         (iv)) with respect to any or all Aircraft, services, data and other items undelivered or unfurnished on the effective date of such termination, and (iii) retain, as part of the damages for breach and not as a penalty, an amount equal to all Predelivery Payments and all other payments made theretofore under this Agreement {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

21.1.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

21.2     Further Assurances

         The Seller and the Buyer will have those rights and remedies provided in Article 2-609 of the Uniform Commercial Code as in effect on the date hereof in the State of New York, including but not limited to the right to suspend performance and/or terminate this Agreement in circumstances contemplated by Article 2-609.

21.3     Further Termination Rights for the Seller

         In addition to the Seller's rights under Subclause 21.1 and 21.2, the Seller shall have the right to terminate this Agreement with respect to any or all Aircraft, services, data, and other items undelivered or unfurnished on the effective date of such termination, in the event that (any one of the following events is referred to as an "Illegality Event"):

         (i) the Buyer does not remain in existence as a corporation except as permitted under Subclause 21.3(ii) below, or the Buyer will have lost its status as a US certificated air carrier organized under the laws of the United States of America, a state thereof or the District of Columbia and such loss of status shall have continued for more than ninety (90) days;

         (ii) the Buyer consolidates with or merges into any other corporation or voluntarily sells or transfers all or substantially all of its assets as an entirety to any person in one transaction or a series of transactions, and the successor entity formed by such consolidation or into which the Buyer is merged or the successor entity that acquires all or substantially all of the Buyer's assets as an entirety (a) is not a corporation existing under the laws of the U.S. or any state thereof or the District of Columbia, or (b) is not a "citizen of the U.S." within the meaning of Section 101(16) of the Federal Aviation Act of 1958, as amended;

         (iii) the Buyer sells, assigns or transfers more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} of its assets in one transaction (or a series of transactions which have the effect of materially diminishing the creditworthiness of the Buyer) to an Affiliate, holding company, or unconsolidated subsidiary without the Seller's consent in a transaction in which the assignee or transferee does not assume the obligations of this Agreement.

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

22 -     MISCELLANEOUS PROVISIONS

22.1     Notices

         All notices and requests required or authorized hereunder will be given in writing either by personal delivery, by commercial courier, certified air mail (return receipt requested), registered mail or facsimile at the addresses and numbers set forth below. The date upon which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail, registered mail or facsimile, the date upon which received unless sent by facsimile transmission and received outside of business hours in which case the notice shall be deemed received on the next succeeding Working Day, will be deemed to be the effective date of such notice or request.

         The Seller will be addressed at:

         2, rond-point Maurice Bellonte
         31700 BLAGNAC   FRANCE

         Attention:  Director - Contracts

         Telephone:        33 05 61 30 40 12
         Facsimile:        33 05 61 30 40 11

         The Buyer will be addressed at:

         America West Airlines, Inc.
         Phoenix Sky Harbor International Airport
         4000 East Sky Harbor Boulevard
         Phoenix, AZ 85034 USA

         Attn.:  Senior VP Finance/Chief Financial Officer

         Telephone:  (602) 693-5882
         Facsimile:  (602) 693-5261

         From time to time, the party receiving the notice or request may designate another address or another person.

22.2     Waiver

         The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.3     Interpretation and Law; Jurisdiction; Payment Currency

         This Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the state of New York without giving regard to the conflict of law provisions contained therein.

         The parties hereby also agree that the United Nations Convention on the international sale of goods will not apply to this transaction.

         Each party (i) hereby irrevocably submits itself to the non-exclusive jurisdiction of the courts of the state of New York in New York County, and, to the extent permitted by applicable law, to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement including all Appendixes, Exhibits and Letter Agreements thereto or any of the transactions contemplated hereby brought by any party or parties hereto, or their successors or assigns, and (ii) hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such action or proceeding with respect to this Agreement including all Appendixes, Exhibits and Letter Agreements thereto, the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the above-named courts by reason of sovereign immunity or otherwise that it or its property is exempt or immune from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid or execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable law, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement including all Appendixes, Exhibits and Letter Agreements thereto, or the subject matter hereof or thereof may not be enforced in or by such courts. The Seller hereby irrevocably designates and appoints CT Corporation, New York City offices, to receive for and on its behalf service of process in any proceeding with respect to any matter as to which it submits to jurisdiction as set forth above, it being agreed that service upon CT Corporation will constitute valid service upon the Seller. The Buyer hereby generally consents to service of process by registered mail, return receipt requested, at its address for notice under this Agreement.

         It is of the essence of this Agreement that the Buyer and the Seller make the payments due hereunder in Dollars. The obligation to make each payment in Dollars will not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency until and except to the extent such tender or recovery will result in the actual receipt by the receiving party in Dollars of the amount expressed to be payable in Dollars. The obligation to make payments in Dollars will be enforceable as an alternative or additional cause of action for the purpose of recovery in Dollars of the amount (if any) by which such actual receipt will fall short of the full amount of Dollars and will not be affected by judgment being obtained for any other sums due hereunder.

22.4     Confidentiality

         Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents, advisors and accountants) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review the document (provided that the Seller shall prepare a copy of this Agreement with the confidential terms redacted as agreed with the Buyer which shall be filed with the Security and Exchange Commission within fifteen (15) Working Days of the date hereof). The Buyer and the Seller will consult with each other prior to the making of any other public disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof. The provisions of this Subclause 22.4 will survive any termination of this Agreement.

22.5     Alterations to Contract

         This Agreement, including its Exhibits, Appendixes and Letter Agreements, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written (including, without limitation, that certain
         (i) Airbus Term Sheet dated September 12, 1996 (reference AVSA 5175.17), (ii) Airbus Term Sheet dated June 25, 1997 (reference AVSA 5175.30) and (iii) Amended Terms Letter dated June 25, 1997 (reference AVSA 5175.31) between the Seller and the Buyer and all letter agreements, exhibits, and appendices ancillary thereto).

         The Buyer and the Seller hereby agree that the 1990 Purchase Agreement is terminated in its entirety and replaced by this Agreement. The terms and conditions contained in the 1990 Purchase Agreement are no longer effective or enforceable, and neither the Buyer nor the Seller has any obligation to the other thereunder except as to any rights or obligations that may have accrued to any party thereunder prior to the date hereof.

         This Agreement will not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.6     Inconsistencies

         In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit or Letter Agreement attached to this Agreement, in each such case the terms of such Specification, Exhibit or Letter Agreement will prevail over the terms of this Agreement. For the purpose of this Subclause 22.6, the term Agreement will not include the Specification or any other Exhibit or Letter Agreement hereto.

22.7     Language

         All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.8     Headings

         All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.9     Counterparts

         This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

22.10    Opinions of Counsel

         The Buyer will, concurrently with the execution of this Agreement, deliver to the Seller an opinion of internal counsel for the Buyer and dated as of such date to the effect that the execution, delivery and performance of this Agreement are within the corporate power of the Buyer. The Seller will, concurrently with the execution of this Agreement, deliver to the Buyer an opinion of internal counsel for the Seller and dated as of such date to the effect that the execution, delivery and performance of this Agreement are within the corporate power of the Seller.

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.


AVSA, S.A.R.L.

By:  /s/ M. Lascaux

Title:  Director - Contracts


AMERICA WEST AIRLINES, INC.



By:  /s/ S. L. Johnson

Title:  Sr. Vice President - Legal Affairs

                                                                      EXHIBIT A1



       The A319 Standard Specification is contained in a separate folder.

                                                                      EXHIBIT A2



       The A320 Standard Specification is contained in a separate folder.

                                                                      EXHIBIT B1


                         CHANGE ORDERS TO A319 AIRCRAFT
                          STANDARD SPECIFICATION (SCNs)


All Change orders listed in this Exhibit B1 Part 1 and Part 2 shall be SCNs for the purpose of Subclause 4.1.1 of the Agreement. All prices are expressed in January 1996 delivery conditions and are subject to escalation in accordance with the provisions of this Agreement. The list of items in this Exhibit B1 Part 3 constitutes Engineering Orders to be further studied by the Seller.

                                                                      EXHIBIT B1
                                                                          Part 1

ATA CHAPTER                  TITLE
--------------------------------------------------------------------------------
{CONFIDENTIAL                {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                     SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                  COMMISSION PURSUANT TO A REQUEST FOR
FILED                        CONFIDENTIAL TREATMENT}
SEPARATELY
WITH THE
SECURITIES AND
EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}

ATA CHAPTER                  TITLE
--------------------------------------------------------------------------------
{CONFIDENTIAL                {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                     SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                  COMMISSION PURSUANT TO A REQUEST FOR
FILED                        CONFIDENTIAL TREATMENT}(1)
SEPARATELY
WITH THE
SECURITIES AND
EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}

------------------
       (1) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}


                                Exh. B1/Part 1-2

ATA CHAPTER                  TITLE
-----------                  -----
{CONFIDENTIAL                {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                     SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                  COMMISSION PURSUANT TO A REQUEST FOR
FILED                        CONFIDENTIAL TREATMENT}
SEPARATELY
WITH THE
SECURITIES AND
EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}


                               Exh. B1/Part 1 - 3

ATA CHAPTER                  TITLE
-----------                  -----
{CONFIDENTIAL                {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                     SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                  COMMISSION PURSUANT TO A REQUEST FOR
FILED                        CONFIDENTIAL TREATMENT}
SEPARATELY
WITH THE
SECURITIES AND
EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}


                               Exh. B1/Part 1 - 4

ATA CHAPTER                  TITLE
-----------                  -----
{CONFIDENTIAL                {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                     SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                  COMMISSION PURSUANT TO A REQUEST FOR
FILED                        CONFIDENTIAL TREATMENT}
SEPARATELY
WITH THE
SECURITIES AND
EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}


                               Exh. B1/Part 1 - 5

                                                                      EXHIBIT B1
                                                                          Part 2


ATA CHAPTER                 TITLE
-----------                 -----
{CONFIDENTIAL               {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                 COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED                       TREATMENT}
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}

                                                                      EXHIBIT B1
                                                                          Part 3


         AMERICA WEST AIRLINES -{CONFIDENTIAL MATERIAL OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
                PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

In order for the Buyer to accelerate the entry into revenue service of the Aircraft, the Buyer has asked the Seller to make a proposal that considers including the following Buyer's Engineering Orders in the Aircraft prior to delivery. Within 30 days of the date hereof, the Seller will provide the Buyer with a commercial offer on a per Aircraft basis for the incorporation of any or all of these Engineering Orders into the Aircraft,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Such proposal will consider the Seller and the Manufacturer's industrial, commercial and certification constraints. The Buyer shall (i) within 30 days of receipt of the Seller's offer, execute all relevant RFCs and SCNs corresponding to the Engineering Orders selected to be incorporated in the Aircraft prior to delivery and (ii) comply with all requirements of Clause 18 of the Agreement in the event certain equipments are provided by the Buyer as BFE.



ATA CHAPTER                 TITLE
-----------                 -----
{CONFIDENTIAL               {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                 COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED                       TREATMENT}
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}

ATA CHAPTER       TITLE
-----------       -----
{CONFIDENTIAL     {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL          SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND       COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED             TREATMENT}
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}

STUDY ITEMS       (SELLER'S OFFER SUBJECT TO CERTIFICATION OF THE MODIFICATION)
-----------       -------------------------------------------------------------
{CONFIDENTIAL     {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL          SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND       COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED             TREATMENT}
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}



                               Exh. B1/Part 3 - 2

                                                                      EXHIBIT B2




                         CHANGE ORDERS TO A320 AIRCRAFT
                          STANDARD SPECIFICATION (SCNs)





All Change orders listed in this Exhibit B2 Part 1 and Part 2 shall be SCNs for the purpose of Subclause 4.2.1 of the Agreement. All prices are expressed in January 1996 delivery conditions and are subject to escalation in accordance with the provisions of this Agreement. The list of items in this Exhibit B2 Part 3 constitutes Engineering Orders to be further studied by the Seller.

                                                                      EXHIBIT B2
                                                                          Part 1


ATA CHAPTER                 TITLE
-----------                 -----
{CONFIDENTIAL               {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                 COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED                       TREATMENT}
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}

ATA CHAPTER                 TITLE
-----------                 -----
{CONFIDENTIAL               {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                 COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED                       TREATMENT}(1)
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}

-------------------------------

         (1) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}


                               Exh. B2/Part 1 - 2

ATA CHAPTER                 TITLE
-----------                 -----
{CONFIDENTIAL               {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                 COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED                       TREATMENT}
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}



                               Exh. B2/Part 1 - 3

ATA CHAPTER                 TITLE
-----------                 -----
{CONFIDENTIAL               {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                 COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED                       TREATMENT}
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}



                               Exh. B2/Part 1 - 4

ATA CHAPTER                 TITLE
-----------                 -----
{CONFIDENTIAL               {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                 COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED                       TREATMENT}
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}



                               Exh. B2/Part 1 - 5

                                                                      EXHIBIT B2
                                                                          Part 2


ATA CHAPTER                 TITLE
-----------                 -----
{CONFIDENTIAL               {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                 COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED                       TREATMENT}
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}

                                                                      EXHIBIT B2
                                                                          Part 3

         AMERICA WEST AIRLINES -{CONFIDENTIAL MATERIAL OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
                PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

In order for the Buyer to accelerate the entry into revenue service of the Aircraft, the Buyer has asked the Seller to make a proposal that considers including the following Buyer's Engineering Orders in the Aircraft prior to delivery. Within 30 days of the date hereof, the Seller will provide the Buyer with a commercial offer on a per Aircraft basis for the incorporation of any or all of these Engineering Orders into the Aircraft,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Such proposal will consider the Seller and the Manufacturer's industrial, commercial and certification constraints. The Buyer shall (i) within 30 days of receipt of the Seller's offer, execute all relevant RFCs and SCNs corresponding to the Engineering Orders selected to be incorporated in the Aircraft prior to delivery and (ii) comply with all requirements of Clause 18 of the Agreement in the event certain equipments are provided by the Buyer as BFE.



ATA CHAPTER                 TITLE
-----------                 -----
{CONFIDENTIAL               {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                 COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED                       TREATMENT}
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}

ATA CHAPTER        TITLE
-----------        -----
{CONFIDENTIAL      {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL           SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND        COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED              TREATMENT}
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}

STUDY ITEMS        (SELLER'S OFFER SUBJECT TO CERTIFICATION OF THE MODIFICATION)
-----------        -------------------------------------------------------------
{CONFIDENTIAL      {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL           SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND        COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED              TREATMENT}
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}


                               Exh. B2/Part 3 - 2

                                                                       EXHIBIT C



                                    SCN FORM

                           AVSA                            SCN No.
                SPECIFICATION CHANGE NOTICE                Issue
                           (SCN)                           Dated
                                                           Page No.
--------------------------------------------------------------------------------
TITLE



DESCRIPTION




EFFECT ON WEIGHT
Manufacturer's Weight Empty Change:

Operational Weight Empty Change:

Allowable Payload Change:


REMARKS/REFERENCES
Response to RFC


SPECIFICATION CHANGED BY THIS SCN




THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE
FOLLOWING SCN(s)


                                   Exh. C - 2

PRICE PER AIRCRAFT

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on __________________ Aircraft No. __________ and subsequent provided approval is received by __________________________________ .

BUYER APPROVAL                                     SELLER APPROVAL

By:                                         By:

Title:                                      Date:

By:

Title:

Date:


                                   Exh. C - 3

                           AVSA                            SCN No.
                SPECIFICATION CHANGE NOTICE                Issue
                           (SCN)                           Dated
                                                           Page No.
--------------------------------------------------------------------------------
SCOPE OF CHANGE  (FOR INFORMATION ONLY)





                                   Exh. C - 4

                                                                       EXHIBIT D


                         AIRFRAME PRICE REVISION FORMULA

l.       BASE PRICE

         The Base Price of the Airframe is as quoted in Subclause 4.1.1 and Subclause 4.2.1 of the Agreement.

2.       BASE PERIOD

         The above Base Prices have been established in accordance with the averaged economic conditions prevailing in December 1994/January 1995/February 1995 and corresponding to theoretical delivery conditions prevailing in January 1996 as defined by {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} index values indicated in Paragraph 4 of this Exhibit D.

         These Base Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit D.

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} index values indicated in Paragraph 4 of this Exhibit D will not be subject to any revision of these indexes.

3.       REFERENCE INDEXES

         Labor Index: {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         Material Index: {CONFIDENTIAL MATERIAL OMITTED AND FILED
         SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
         PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.       REVISION FORMULA

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         In determining the Revised Base Price at delivery of the Aircraft, each quotient shall be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. The final factor shall be rounded to the nearest ten thousandth (4 decimals).

         After final computation, Pn shall be rounded to the next whole number (0.5 or more rounded to l).

5.       GENERAL PROVISIONS

5.1      Substitution of Indexes

         In the event that:

         (i) the U.S. Department of Labor substantially revises the methodology of calculation of any of the indexes referred to hereabove, or

         (ii) the U.S. Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to hereabove, or

         (iii) the data samples used to calculate any of the indexes referred to hereabove are substantially changed,

         the Seller will select a substitute index.

         Such substitute index will reflect as closely as possible the actual variations of the wages or of the material costs, as the case may be, used in the calculation of the original index.

         As a result of this selection of a substitute index, the Seller will make an appropriate adjustment to its price revision formula, allowing to combine the successive utilization of the original index and of the substitute index.

5.2      Final Index Values

         The Revised Base Price at the date of Aircraft delivery will be final and will not be subject to further adjustments of any kind and for any reason to the applicable indexes as published at the date of Aircraft delivery.


                                   Exh. D - 2

                                                                      EXHIBIT E1

                  IAE PRICE REVISION FORMULA FOR A319 AIRCRAFT

l.       REFERENCE PRICE

         The V2524-A5 Reference Price of a set of two (2) International Aero Engines V2524-A5 Propulsion Systems is as quoted in Subclause 4.1.2 of the Agreement.

         This V2524-A5 Reference Price is valid for Aircraft delivered {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, and is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit E1.

2.       REFERENCE PERIOD

         The above V2524-A5 Reference Price has been established in accordance with the economic conditions prevailing in November 1990 (or March 1991 theoretical delivery conditions) as defined, according to International Aero Engines, by the HEb, MMPb and EPb index values indicated in Paragraph 4 of this Exhibit E1.

3.       INDEXES

         Labor Index: "Aircraft Engines and Engine Parts" Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data:
         Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry) or such other names which may be from time to time used for the publication title and/or table.

         Material Index: "Metals and Metal Products" Code l0 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.

         Energy Index: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.

4.       REVISION FORMULA

         Pn =     Pb [(0.60 HEn)/HEb + (0.30 MMPn)/MMPb + (0.l0 EPn)/EPb]

         Where

         Pn         =      Revised V2524-A5 Reference Price of a set of two
                           (2) A319 Propulsion Systems at delivery of the Aircraft.

         Pb         =      V2524-A5 Reference Price at economic conditions
                           November 1990.

         HEn        =      HE SIC 3724 for the fourth month prior to the month
                           of delivery of the Aircraft.

         HEb        =      HE SIC 3724 for November 1990 (= 15.20)

         MMPn       =      MMP-Index for the fourth month prior to the month of
                           delivery of the Aircraft.

         MMPb       =      MMP-Index for November 1990 (= 123.3)

         EPn        =      EP-Index for the fourth month prior to the month of
                           delivery of the Aircraft.

         EPb        =      EP-Index for November 1990 (= 97.4)

         In determining the Revised V2524-A5 Reference Price each quotient ((0.60 HEn)/HEb, (0.30 MMPn)/MMPb, (0.l0 EPn)/EPb) will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more the preceding decimal place will be raised to the next higher figure.

         After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).

5.       GENERAL PROVISIONS

5.1 The Revised V2524-A5 Reference Price at delivery of the Aircraft will be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised V2524-A5 Reference Price will be computed.



                                   Exh. E1 - 2

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit E1 or discontinues any of these indexes, the Seller will, in agreement with International Aero Engines, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the formula will be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the V2524-A5 Reference Price will be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable V2524-A5 Reference Price Indexes to the fourth month prior to the scheduled delivery of the Aircraft.

5.5 The Revised V2524-A5 Reference Price at delivery of the Aircraft in no event will be less than the V2524-A5 Reference Price defined in Paragraph 1 of this Exhibit E1.



                                   Exh. E1 - 3

                                                                      EXHIBIT E2

                  IAE PRICE REVISION FORMULA FOR A320 AIRCRAFT

l.       REFERENCE PRICE

         The V2527-A5 Reference Price of a set of two (2) International Aero Engines V2527-A5 Propulsion Systems is as quoted in Subclause 4.2.2 of the Agreement.

         This V2527-A5 Reference Price is valid for Aircraft delivered {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, and is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit E2.

2.       REFERENCE PERIOD

         The above V2527-A5 Reference Price has been established in accordance with the economic conditions prevailing in March 1988 (or July 1988 theoretical delivery conditions) as defined, according to International Aero Engines, by the HEb, MMPb and EPb index values indicated in Paragraph 4 of this Exhibit E2.

3.       INDEXES

         Labor Index: "Aircraft Engines and Engine Parts" Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data:
         Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry) or such other names which may be from time to time used for the publication title and/or table.

         Material Index: "Metals and Metal Products" Code l0 (hereinafter referred to as "MMP- Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.

         Energy Index: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.

4.       REVISION FORMULA

         Pn =     Pb [(0.60 HEn)/HEb + (0.30 MMPn)/MMPb + (0.l0 EPn)/EPb]

         Where

         Pn       =        Revised V2527-A5 Reference Price of a set of two
                           (2) A320 Propulsion Systems at delivery of the Aircraft.

         Pb       =        V2527-A5 Reference Price at March 1988 economic
                           conditions.

         HEn      =        HE SIC 3724 for the fourth month prior to the month
                           of delivery of the Aircraft.

         HEb      =        HE SIC 3724 for March 1988 (= 13.58)

         MMPn     =        MMP-Index for the fourth month prior to the month of
                           delivery of the Aircraft.

         MMPb     =        MMP-Index for March 1988 (= 115.4)

         EPn      =        EP-Index for the fourth month prior to the month of
                           delivery of the Aircraft.

         EPb      =        EP-Index for March 1988 (= 65.9)

         In determining the Revised V2527-A5 Reference Price each quotient ((0.60 HEn)/HEb, (0.30 MMPn)/MMPb, (0.l0 EPn)/EPb) will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more the preceding decimal place will be raised to the next higher figure.

         After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).

5.       GENERAL PROVISIONS

5.1 The Revised V2527-A5 Reference Price at delivery of the Aircraft will be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the Revised V2527-A5 Reference Price will be computed.


                                   Exh. E2 - 2

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit E2 or discontinues any of these indexes, the Seller will, in agreement with International Aero Engines, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the formula will be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the V2527-A5 Reference Price will be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable V2527-A5 Reference Price Indexes to the fourth month prior to the scheduled delivery of the Aircraft.

5.5 The Revised V2527-A5 Reference Price at delivery of the Aircraft in no event will be less than the V2527-A5 Reference Price defined in Paragraph 1 of this Exhibit E2.



                                   Exh. E2 - 3

                                                                       EXHIBIT F

                           SELLER SERVICE LIFE POLICY


1. The Items of primary and auxiliary structure described hereunder are covered by the Service Life Policy described in Subclause 12.2 of the Agreement.

2.            WINGS - CENTER AND OUTER WING BOX

2.1           Spars

2.2           Ribs Inside the Wing Box

2.3           Upper and Lower Panels of the Wing Box

2.4           Fittings

2.4.1         Attachment fittings for the flap structure

2.4.2         Attachment fittings for the engine pylons

2.4.3         Attachment fittings for the main landing gear

2.4.4         Attachment fittings for the center wing box

2.5           Auxiliary Support Structure

2.5.1         For the slats:

2.5.1.1       Ribs supporting the track rollers on wing box structure

2.5.1.2       Ribs supporting the actuators on wing box structure

2.5.2         For the ailerons:

2.5.2.1       Hinge brackets and ribs on wing box rear spar or shroud box

2.5.2.2       Actuator fittings on wing box rear spar or shroud box

2.5.3         For airbrakes, spoilers, lift dumpers:

2.5.3.1       Hinge brackets and ribs on wing box rear spar or shroud box

2.5.3.2       Actuator fittings on wing box rear spar or shroud box

3.            FUSELAGE

3.1           Fuselage Structure

3.1.1         Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3 Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4 Window and windscreen attachment structure but excluding transparencies

3.1.5         Passenger and cargo doors internal structure

3.1.6 Sills excluding scuff plates and upper beams surrounding passenger and cargo door apertures

3.1.7 Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8         Cargo floor structure, excluding floor panels

3.1.9         Keel beam structure

3.1.10 All fittings fixed on primary structure and related to main and nose landing gear doors.

3.2           Fittings

3.2.1         Landing gear attachment and uplock fittings

3.2.2 Support structure and attachment fittings to the vertical/horizontal stabilizers, and to trim screw actuators.

4.            STABILIZERS

4.1           Horizontal Stabilizer Main Structural Box

4.1.1         Spars

4.1.2         Ribs

4.1.3         Upper and lower skins and stringers


                                   Exh. F - 2

4.1.4 Attachment fittings to fuselage and to the trim screw actuator and center joint

4.1.5         Elevator support structure

4.1.5.1       Hinge bracket

4.1.5.2       Servocontrol attachment brackets

4.2           Vertical Stabilizer Main Structural Box

4.2.1         Spars

4.2.2         Ribs

4.2.3         Skins and stringers

4.2.4         Attachment fittings to fuselage

4.2.5         Rudder support structure

4.2.5.1       Hinge brackets

4.2.5.2       Servocontrol attachment brackets

5.            ENGINE PYLON BOX

5.1           Lower spar and beams

5.2           Upper horizontal panels and beams

5.3           Vertical ribs

5.4           Side walls with stringers

5.5           Attachment fittings to wings

5.6           Attachment fittings to engine

6. Bearing and roller assemblies, bearing surfaces, bushings, bolts, rivets, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.



                                   Exh. F - 3

                                                                       EXHIBIT G

                            CERTIFICATE OF ACCEPTANCE


In accordance with the terms of that certain Airbus A319/A320 Purchase Agreement (the "Purchase Agreement") dated as of September 12, 1997 between AVSA, S.A.R.L. ("AVSA") and

America West Airlines, Inc. ("AWE"), the acceptance inspection relating to the AIRBUS A319 Aircraft (or the A320 Aircraft) (the "Aircraft"), manufacturer's serial no. ______, FAA Registration No.:_____________, with two (2) IAE ____________ series propulsion systems installed thereon, serial nos. (position #1) and ___________ (position #2) has taken place at Hamburg, Germany, for the A319 Aircraft and Toulouse, France, for the A320 Aircraft on the _____ day of __________, _________.

In view of said inspection having been carried out with satisfactory results, and with any remaining discrepancies noted separately, AWE hereby accepts delivery of the Aircraft as being in conformity with the provisions of the Purchase Agreement.

This acceptance shall not impair the rights of AWE that derive from the warranties relating to the Aircraft set forth in the Purchase Agreement.

AWE specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the Aircraft.

                                             RECEIPT AND ACCEPTANCE OF THE
                                             ABOVE-DESCRIBED AIRCRAFT
                                             ACKNOWLEDGED


                                             ________________________________
                                                America West Airlines, Inc.


                                             By:
                                             ________________________________

                                             Title:
                                             ________________________________

                                                                       EXHIBIT H

                             TECHNICAL PUBLICATIONS

                                     GENERAL

         This Exhibit H lists the form, type, quantity and delivery dates for the Technical Publications to be provided to the Buyer pursuant to Clause 14 of the Agreement.

         It is hereby agreed and understood that Technical Publications listed hereafter will be provided by the Seller to the Buyer under a revision service format to include both A319 Aircraft and A320 Aircraft with the exception of the following Technical Publications which shall be provided specifically for the A319 Aircraft:

         -        Maintenance Facility Planning Manual
         -        Flight Manual
         -        Master Minimum Equipment List
         -        Weight and Balance Manual
         -        Component Documentation Status
         -        Airplane Characteristics
         -        Aircraft Recovery Manual
         -        Crash Crew Chart

         The Technical Publications are published in accordance with ATA Specification 200 revision 23, with the exception of certain Component Maintenance Manuals, which may be written to an ATA Specification 200 revision other than revision 23.

1.       ENGINEERING DOCUMENTS

1.1      Installation and Assembly Drawings (IAD)--C

         The IAD will be delivered according to the Seller's standard for the major Assembly and Installation drawings.

1.2      Drawing Number Index (DNI)--C

         The DNI lists applicable drawings of the Aircraft delivered under the Agreement.

1.3      Process and Material Specification (PMS)

         The PMS contains data related to manufacturing processes, material identification and treatments used in the construction and assembly of the Aircraft.

1.4      Standards Manual (SM)

         The SM contains data about Seller approved standards and includes cross reference lists.

2.       MAINTENANCE AND ASSOCIATED MANUALS

2.1      APU Build-up Manual (ABM)

         The ABM follows the format adopted for the Power Plant Build-up Manual.

2.2      Aircraft Maintenance Manual (AMM)--C

         The component location section of the AMM will show those components detailed in the AMM maintenance procedures. The trouble shooting part is covered in Subparagraph 2.19 below.

         *Aircraft Maintenance Manual Chapter 05 Time Limits (Service Life Limits) and Maintenance Checks are only delivered in hard copies.

2.3      Aircraft Schematics Manual (ASM)--C

         The ASM is part of the Wiring Manual. Supplied as a separate manual for schematics.

2.4      Aircraft Wiring Manual (AWM)--C

         The AWM is part of the Wiring Manual. Supplied as a separate manual for wirings.


                                   Exh. H - 2

2.5      Aircraft Wiring Lists (AWL)--C

         The AWL is part of the Wiring Manual. Supplied as a separate document for lists.

2.6      Consumable Material List (CML)

         The CML details the characteristics and gives procurement sources of consumable materials such as grease, oil, etc.

2.7      Duct Repair Manual (DRM)

         The DRM contains all the data necessary to locate, identify, repair and/or replace sub-assemblies of metallic ducts. It also includes details of tests necessary after repair.

2.8      Fuel Pipe Repair Manual (FPRM)

         The FPRM provides workshop repair procedures and data for specific fuel pipes, after removal from any aircraft of the Manufacturer of the type of the Aircraft.

2.9      Illustrated Parts Catalog (IPC)--C

         The IPC for the power plant is provided separately.

2.10     Illustrated Parts Catalog (power plant) (PPIPC)--C

         The PPIPC covers line replaceable parts and units of the power plant, provided by the Propulsion Systems manufacturer.

2.11     Illustrated Tool and Equipment Manual (TEM)

         The TEM provides information on Ground Equipment and Tools listed in the Seller's Aircraft Maintenance Manual.

2.12     Maintenance Facility Planning (MFP)

         The MFP provides information that will assist airline personnel concerned with long term planning of ramp or terminal operations, Aircraft maintenance on the ramp and in the hangar, overhaul and testing of structure and system components.

2.13     Maintenance Planning Document (MPD)

         The MPD provides maintenance data necessary to plan and conduct Aircraft maintenance checks and inspections.


                                   Exh. H - 3

2.14     Power Plant Build-up Manual (PPBM)

         The PPBM provides instructions for the installation of a quick engine change kit on a bare engine.

2.15     Support Equipment Summary (SES)

         The SES lists support equipment recommended by the Seller, the Propulsion Systems manufacturer and Vendors.

2.16     Tool Drawings (TD)

         TD's will be supplied in the form of aperture cards for the Seller and, when available, Vendor maintenance tools. A Tool Drawing Index (TDI) will be supplied.

2.17     Tool Drawing Index (TDI)

         The TDI is an alpha-numeric listing of the TD's.

2.18     Tool and Equipment Bulletin (TEB)

         The TEB provides advance information related to tools and test equipment development.

2.19     Trouble Shooting Manual (TSM)--C

         The TSM complements the CFDS and provides trouble-shooting data in the following three levels:

         Level 1 -         Aimed at line use.  Fault isolation guidance for
                           systems or parts of systems monitored mainly by CFDS.
                           Also guidance for systems not monitored by CFDS.

         Level 2 -         Aimed at hangar use. Fault isolation guidance for
                           non-CFDS monitored systems in the form of functional block diagrams, charts and tables.

         Level 3 -         Aimed at engineering use.  List of CFDS messages and
                           decoding of trouble shooting data (decoding of coded messages provided by the CFDS). Level 3 is supplied on floppy disk.



                                   Exh. H - 4

3.       MISCELLANEOUS DOCUMENTATION

3.1      Airplane Characteristics for Airport Planning (AC)

         The AC will be in general accordance with Specification NAS 3601.

3.2      Aircraft Recovery Manual (ARM)

         The ARM provides the following planning information: preparing and moving a disabled aircraft that may be obstructing airport traffic.

3.3      Cargo Loading System Manual (CLS)

         The CLS details handling procedures for the Cargo Loading System.

3.4      Crash Crew Chart (CCC)

         The CCC provides information concerning access to the Aircraft interior, location of safety equipment, hazardous liquids, etc.

3.5      Guidelines for Customer Originated Changes (GCOC)

         The GCOC provides production and presentation rules for the data covering Buyer originated changes on the Aircraft to be incorporated by the Seller in the Technical Publications as per Subclause 14.11 of the Agreement.

3.6      List of Radioactive and Hazardous Elements (LRE)

         The LRE provides information on components and materials for which specific precautions have to be taken.

3.7      List of Applicable Publications (LAP)--C

         The LAP will record the Seller's various Airframe Technical Publications indicating the last valid revision number and issue date.

3.8      Livestock Transportation Manual (LTM)

         The LTM details the facilities, equipment and procedures necessary for live animal transportation in aircraft of the Manufacturer of the type of the Aircraft.


                                   Exh. H - 5

3.9      Service Bulletins (SB)--C

         The Buyer will receive all Service Bulletins applicable to the Aircraft.

3.10     Service Bulletin Index (SBI)

         The SBI is a listing of all Service Bulletins issued in ATA 100 chapter sequence.

         The SBI provides details of SB number, SB title, associated modification number, issue status, Vendor SB number (if applicable) and affected fleet.

3.11     Service Information Letters (SIL)

         SILs give information of a general nature and also about minor changes or inspections the Buyer may wish to apply under the Buyer's authority.

3.12     Transportability Manual (TM)

         The TM gives cargo hold dimensions for currently available cargo Aircraft, transportation information and requirements for large Aircraft components. Component dimensions, weights and shelf life limitations are also given.

3.13     Supplier Product Support Agreements (SPSA)

         The SPSA is a collection of product support conditions negotiated by the Manufacturer with the suppliers of Aircraft equipment.

3.14     Vendor Information Manual (VIM)

         The VIM provides Vendor contact information.

3.15     Vendor Information Manual (GSE) (VIM/GSE)

         The VIM/GSE gives contact names and addresses of Ground Support Equipment (GSE) vendors and their product support organizations.

4.       OPERATIONAL MANUALS

4.1      Abnormal/Emergency Check List (CL)--C

         The CL is an extract from the FCOM presented as a booklet for quick in-flight use.



                                   Exh. H - 6

4.2      Flight Crew Operating Manual (FCOM)--C

         The FCOM provides Aircraft and systems descriptions, normal, abnormal and emergency procedures as well as operational performance.

4.3      FAA Approved Flight Manual (AFM)--C

         The AFM provides Aircraft performance operating limitations and other flight data required by the relevant airworthiness authorities for certification. It includes the Configuration Deviation List (CDL).

4.4      Master Minimum Equipment List (MMEL)

         The MMEL defines the components and the related conditions under which, when the components are defective, the Aircraft may be cleared for flight. In addition, the MMEL provides the necessary information to establish the Buyer's own Minimum Equipment List (MEL).

4.5      Performance Engineering Program (PEP)

         The PEP consists of a Low Speed Performance data base and a High Speed Performance data base together with their respective programs. The Performance Engineering Program may be used by the Buyer under the license conditions set forth in Appendix A to this Exhibit H.

         The Low Speed Performance programs consist of the Take-off and Landing Chart computation program (TLC) which permits the computation of:

         - regulatory take-off and landing performance,

         - noncertified take-off performance accounting for runway data and weather, together with the Tabulation and Interpolation program (TAB), issued with the AFM, which permits the reading, editing and interpolation of the tables listed in the AFM.

         The High Speed Performance programs are the In Flight Performance computation program (IFP) which permits computation of Aircraft performance for each flight phase and the Aircraft Performance Monitoring program (APM) which permits analysis of Aircraft cruise performance from data recorded during stabilized flight periods.

4.6      Performance Program Manual (PPM)

         The PPM is the users' guide for the Performance Engineering Program
         (PEP).


                                   Exh. H - 7

4.7      Weight and Balance Manual (WBM) and
         Weight and Balance Manual Supplements--C

         The corresponding supplements:

         -Delivery Weighing Report,
         -Equipment List,

         will be delivered with each Aircraft.

5.       OVERHAUL DATA

5.1      Component Documentation Status (CDS)--C

         The CDS lists Component Maintenance Manuals in accordance with Subparagraphs 5.4 and 5.5 below.

5.2      Component Evolution List (CEL)

         The CEL is a noncustomized document listing all components on the Aircraft and also gives the evolution of each component.

         The information is provided in order of:
         - part number
         - FSCM
         - ATA reference.

5.3      Cable Fabrication Manual (CFM)

         The CFM contains all the data necessary to locate, identify, manufacture and test control cables used on the Aircraft. An appendix contains cable end fitting specification sheets, and detailed manufacturing instructions.

5.4      Component Maintenance Manual Manufacturer (CMMM)

         The CMMM contains all the data necessary to locate, identify and maintain Aircraft components manufactured by the Seller.

5.5      Component Maintenance Manual Vendor (CMMV)

         The Seller shall endeavor to ensure that each Vendor of repairable components shall deliver to the Buyer a Component Maintenance Manual Vendor with revision service.


                                   Exh. H - 8

6.       STRUCTURAL MANUALS

6.1      Nondestructive Testing Manual (NTM)

         The NTM supplies Airframe data necessary to carry out nondestructive testing.

6.2      Structural Repair Manual (SRM)

         The SRM contains descriptive information for identification and repair of the Airframe primary and secondary structure.


                                   Exh. H - 9

                                     FORMAT

AC       APERTURE CARD. Refers to 35mm film contained on punched aperture cards.

CD       CD-ROM.

D        FLOPPY DISK

F        MICROFILM.  Refers to 16mm roll film in 3M type cartridges.

MP Refers to paper printed one side, unpunched quality shall be suitable for further reproduction or microfilming.

MT       MAGNETIC TAPE

P1 PRINTED ONE SIDE. Refers to manuals in paper with print on one side of the sheets only.

P2 PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

SMF SILVER MASTER FILM. Refers to thick diazo film suitable for further reproduction.

                                      TYPE

C        CUSTOMIZED.  Refers to manuals which are customized to specific MSNs.

E        ENVELOPE.  Refers to manuals which are not customized.

P PRELIMINARY. Refers to preliminary data or manuals which may consist of:

         -either one time issue not maintained by revision service, or

         -preliminary issues maintained by revision service until final manual or data delivery, or

         -supply of best available data under final format with progressive completion through revision service.


                                   Exh. H - 10

                                    DELIVERY

Manual delivery is expressed either as the number of days prior to delivery of the first Aircraft or as nil (0), which designates the date of delivery of the first Aircraft.

It is agreed that the number of days indicated will be rounded up to the next regular revision release date.

Quantity reflects the number of revision or full manual whenever appropriate, which shall be provided to the Buyer.


MANUALS AVAILABLE (headlines)

1 - ENGINEERING DOCUMENTS
2 - MAINTENANCE & ASSOCIATED MANUALS
3 - MISCELLANEOUS PUBLICATIONS
4 - OPERATIONAL MANUALS AND DATA
5 - OVERHAUL DATA
6 - STRUCTURAL MANUALS

                                   Exh. H - 11

MANUALS AVAILABLE                                                {CONFIDENTIAL
(detailed)                                        Abbr           MATERIAL                      Rev         Deliv.
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}
1.     ENGINEERING DOCUMENTS

+(1)   Installation and Assembly                  IAD                                          (2)         0
       Drawings

                                                                 {CONFIDENTIAL
+      Parts Usage (Effectivity)                  PU             MATERIAL                      (2)         0
                                                                 OMITTED AND
+      Schedule (Drawing                          S              FILED                         (2)         0
       Nomenclature)                                             SEPARATELY
+      Drawing Number Index                       DNI            WITH THE                      (2)         0
+      Process and Material                       PMS            SECURITIES AND                AN          0
       Specification                                             EXCHANGE                      AN          0
+      Standards Manual                           SM             COMMISSION                    AN          0
+      Electrical Load Analysis                   ELA            PURSUANT TO A                 AN          0
       Stress Data and Analysis(3)                               REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}

--------

         (1)Plus (+) sign indicates a combined A319/A320/A321 (if applicable) Technical Publication.

         (2)Revision service for the manufacture drawings is restricted to cover the Aircraft configuration at delivery.

         (3)The Seller will provide, after the date hereof, an index of available stress data for the Aircraft. The Seller will provide the Buyer stress data on a case-by-case basis upon the Buyer's request. Upon receipt of the Buyer's request, the Seller will immediately make available the requested stress data through its design office.


                                   Exh. H - 12

MANUALS AVAILABLE                                                {CONFIDENTIAL
(detailed)                                        Abbr           MATERIAL                      Rev         Deliv.
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}
2.     MAINTENANCE & ASSOCIATED MANUALS
+      APU Build-up Manual                        ABM                                          AN          90

+      Aircraft Maintenance Manual                AMM                                          4           90
                                                                                               4           90
                                                                                               4           90
+      Aircraft Schematics Manual                 ASM            {CONFIDENTIAL                 4           90
                                                                 MATERIAL                      4           90
                                                                 OMITTED AND                   4           90
                                                                 FILED                         4           90
+      Aircraft Wiring Manual                     AWM            SEPARATELY                    4           90
                                                                 WITH THE                      4           90
                                                                 SECURITIES AND                4           90
                                                                 EXCHANGE                      4           90
+      Aircraft Wiring Lists                      AWL            COMMISSION                    4           90
                                                                 PURSUANT TO A                 4           90
                                                                 REQUEST FOR                   4           90
                                                                 CONFIDENTIAL                  4           90
+      Consumable Material List                   CML            TREATMENT}                    AN          90
+      Component Location Manual                  CLM                                          4           90
+      Duct Repair Manual                         DRM                                          AN          90
+      Fuel Pipe Repair Manual                    FPRM                                         AN          90


                                   Exh. H - 13

MANUALS AVAILABLE                                                {CONFIDENTIAL
(detailed)                                        Abbr           MATERIAL                      Rev         Deliv.
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}
+      Illustrated Parts Catalog                  IPC                                          4           90
       (Airframe)                                                                              4           90
                                                                                               4           90

+      Illustrated Parts Catalog                  PIPC           {CONFIDENTIAL                 4           90
       (Power Plant)(5)                                          MATERIAL                      4           90
                                                                 OMITTED AND                   4           90
+      Illustrated Tool and Equipment             TEM            FILED                         AN          360
       Manual                                                    SEPARATELY
       Maintenance Facility Planning              MF             WITH THE                      AN          90
+      Maintenance Planning                       MPD            SECURITIES AND                AN          360
       Document                                                  EXCHANGE
+      Power Plant Build-up Manual(5)             PPBM           COMMISSION                    AN          90
+      Support Equipment Summary                  SES            PURSUANT TO A                 AN          360
                                                                 REQUEST FOR                   AN          360
                                                                 CONFIDENTIAL                  AN          360
+      Tool and Equipment Drawings                TD             TREATMENT}                    AN          360
+      Tool and Equipment Index                   TEI                                          AN          360

------------------

         (5)Supplied by the Propulsion Systems Manufacturer
         (5)Supplied by the Propulsion Systems manufacturer


                                   Exh. H - 14

MANUALS AVAILABLE                                                {CONFIDENTIAL
(detailed)                                        Abbr           MATERIAL                      Rev         Deliv.
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}

+      Trouble Shooting Manual                    TSM            {CONFIDENTIAL                 4           90
                                                                 MATERIAL                      4           90
                                                                 OMITTED AND                   4           90
                                                                 FILED                         4           90
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}

+      Aircraft Documentation                     ADRES                                        4
       Retrieval System
+      Computer Assisted Aircraft                 CAATS                                        4
       Troubleshooting

3.     MISCELLANEOUS PUBLICATIONS

       Airplane Characteristics for               AC             {CONFIDENTIAL                 AN          360
       Airport Planning                                          MATERIAL
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}
       Aircraft Recovery Manual                   ARM                                          AN          90
                                                                                               AN          90
                                                                                               AN          90
                                                                                               AN          90
       Crash Crew Chart                           CCC                                          AN          180
+      Guidelines for Customer                    GCOC                                         AN          0
       Originated Changes
+      List of Radioactive and                    LRE                                          AN          90
       Hazardous Elements

                                   Exh. H - 15

MANUALS AVAILABLE                                                {CONFIDENTIAL
(detailed)                                        Abbr           MATERIAL                      Rev          Deliv.
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}

+      List of Applicable Publications            LAP            {CONFIDENTIAL                 4            90
                                                                 MATERIAL
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}
+      Livestock Transportation                   LTM                                          AN          90
       Manual
+      Service Bulletin                           SB                                           AN          0
                                                                                               AN          0
                                                                                               AN          0
+      Service Bulletin Index                     SBI                                          AN          90
+      Service Information Letters                SIL                                          AN          0
+      Technical Publications                     TPCI                                         AN
       Combined Index
+      Transportability Manual                    TM                                           AN          90
       Supplier Product Support                   SPSA                                         AN          360
       Agreements (SPSA)
       Vendor Information Manual                  VIM                                          AN          360
+      Vendor Information Manual                  VIM\                                         AN          360
       GSE                                        GSE

4.     OPERATIONAL MANUALS AND DATA


                                   Exh. H - 16

MANUALS AVAILABLE                                                {CONFIDENTIAL
(detailed)                                        Abbr           MATERIAL                      Rev         Deliv.
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}

+      Check                                      CL/QRH         {CONFIDENTIAL                 AN          90
       List/Abnormal/Emergency/                                  MATERIAL
       Quick Reference Handbook                                  OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}
+      Flight Crew Operating Manual(6)            FCOM                                         AN          90
       Flight Manual                              FM                                           AN          0
       Master Minimum Equipment                   MMEL                                         AN          90
       List                                                                                    AN          90
+      Performance Engineering                    PEP                                          AN          90
       Program
+      Performance Program Manual                 PPM                                          AN          90
       Weight and Balance Manual                  WBM                                          AN          0
                                                                                               AN          0
5      OVERHAUL DATA

------------------

               (6){CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.


                                   Exh. H - 17

MANUALS AVAILABLE                                                {CONFIDENTIAL
(detailed)                                        Abbr           MATERIAL                      Rev         Deliv.
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}

       Component Documentation                    CDS                                          AN          180
       Status                                                    {CONFIDENTIAL
                                                                 MATERIAL
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}
+      Component Evolution List(7)                CEL                                          AN
+      Cable Fabrication Manual                   CFM                                          AN          90
+      Component Maintenance                      CMMM                                         AN          180
       Manual Airframe
       Manufacturer(8)
+      Component Maintenance                      CMMV                                         AN          180
       Manual Vendor

------------------

                (7)Optional - Delivered as follow-on for CDS.
                (8)The Buyer will receive one generic preliminary copy prior to delivery of the first Aircraft.


                                   Exh. H - 18

MANUALS AVAILABLE                                                {CONFIDENTIAL
(detailed)                                        Abbr           MATERIAL                      Rev         Deliv.
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}

6      STRUCTURAL MANUALS
+      Nondestructive Testing Manual              NTM            {CONFIDENTIAL                 4           90
                                                                 MATERIAL
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
+      Structural Repair Manual                   SRM            EXCHANGE                      4           90
                                                                 COMMISSION                    4           90
                                                                 PURSUANT TO A                 4           90
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}

                               Exh. H/App. A - 19

                                                                   APPENDIX A TO
                                                                       EXHIBIT H

                                 LICENSE FOR USE
                  OF THE PERFORMANCE ENGINEERING PROGRAMS (PEP)


1.       GRANT

         The Seller grants to the Buyer the right to use the Performance Engineering Programs (PEP) in machine readable form on a single computer network during the term of this license agreement (the "License Agreement").

         Use of the PEP in readable form shall be limited to one (1) copy. However, the Buyer may make duplicate copies, provided that they are either contained in the same network as the original copy, or produced for checkpoint and restart purposes or made with the consent of the Seller for a specific need.

2.       MERGING

         The PEP may be used and adapted in machine readable form for the purpose of merging it into other program material of the Buyer, but, on termination of this License Agreement, the Buyer shall remove the PEP from the other program material with which it has been merged.

         The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the PEP.

3.       PERSONAL LICENSE

         The above described license is personal to the Buyer and its computer service contractors, nontransferable and nonexclusive.

4.       INSTALLATION

         It is the Buyer's responsibility to install the PEP and to perform any mergings and checks. The Seller shall, however, assist the Buyer's operations engineers in the initial phase following the delivery of the PEP until such personnel reach the familiarization level required to make inputs and correlate outputs.


                                Exh. H/App. A - 1

5.       PROPRIETARY RIGHTS AND NONDISCLOSURE

5.1 The PEP and the copyright and other proprietary rights of whatever nature in the PEP are and shall remain with the Seller. The PEP and its contents are designated as confidential.

5.2 The Buyer undertakes not to disclose the PEP, parts thereof or its contents to any third party except the Buyer's computer service provider, without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the PEP to employees, such disclosure is permitted only for the purpose for which the PEP is supplied and only to the employee who needs to know the same.

6.       CONDITIONS OF USE

6.1 The Seller does not warrant that the PEP shall contain no errors. However, should the PEP be found to contain any error at delivery of the PEP, the Buyer shall notify the Seller promptly thereof and the Seller shall take all proper steps to correct the same at its own expense.

6.2 The Buyer shall ensure that the PEP is correctly used in appropriate machines as indicated in the Performance Programs Manual (PPM) and that staff are properly trained to use the same, to trace and correct running faults, to restart and recover after fault and to operate suitable checks for accuracy of input and output.

6.3 It is understood that the PPM is the user's guide of the PEP and that the Buyer shall undertake to use the PEP in accordance with the PPM.

6.4 The PEP is supplied under the express condition that the Seller shall have no liability in contract or in tort arising from or in connection with the Buyer's use of or inability to use the PEP.

7.       DURATION

         Subject to the Buyer's compliance with the terms of this License Agreement, the rights under this License Agreement shall be granted to the Buyer for as long as the Buyer operates an Aircraft to which the PEP refers.


                                Exh. H/App. A - 2

                                                                   APPENDIX B TO
                                                                       EXHIBIT H

                            LICENSE FOR USE OF CD-ROM

1.       GRANT

         The Seller grants the Buyer the right to use the Aircraft Documentation Retrieval System (ADRES) and/or the Computer Assisted Aircraft Troubleshooting (CAATS) on CD-ROM for the term of this License. Use of ADRES and/or CAATS shall be limited to the number of copies agreed between the parties.

         For clarification, it is hereby stated that the Power Plant IPC is not part of the electronic IPC and is only available on other media (paper of film).

2.       TERM

         The rights under the License shall be granted from the date of first delivery of ADRES and/or CAATS to the end of the current year. The grant shall be renewed automatically at the beginning of each calendar year for another year, unless either the Buyer or the Seller gives written notice to the other party three (3) months prior to the end of the License of its intention to terminate the grant. Within thirty (30) days of termination, the Buyer shall return ADRES and/or CAATS and all copies thereof to the Seller.

3.       REVISION SERVICE

         The Seller shall provide revision service for ADRES and/or CAATS during the term. The revision service shall be based on the revision service which the Seller provides for the documentation in paper or film format.

         ADRES and/or CAATS CD-ROM shall be revised concurrently with the paper and film deliveries. However, temporary revisions are not currently provided in digital data format and are only available in paper format.

4.       PERSONAL LICENSE

         The License is personal to the Buyer, non-transferable and non-exclusive. The Buyer shall not permit any third party to use ADRES and/or CAATS, nor shall it transfer or sub-license ADRES and/or CAATS to any third party, without prior written consent from the Seller.

5.       INSTALLATION

         The Seller shall provide the list of hardware on which ADRES and/or CAATS shall be installed. The Buyer shall be responsible for procuring such hardware and installing ADRES and/or CAATS.


                                Exh. H/App. B - 1

6.       PROPRIETARY RIGHTS

         ADRES and/or CAATS are proprietary to the Seller and the copyright and all other proprietary rights in ADRES and/or CAATS are and shall remain the property of the Seller.

7.       COPYRIGHT INDEMNITY

         The Seller shall defend and indemnify the Buyer against any claim that the normal use of ADRES and/or CAATS infringes the intellectual property rights of any third party, provided that the Buyer:

7.1      immediately notifies the Seller of any such claim;

7.2      makes no admission or settlement of any claim;

7.3 allows the Seller to have sole control of all negotiations for its settlement;

7.4      gives the Seller all reasonable assistance in connection therewith.

8.       CONFIDENTIALITY

         ADRES and/or CAATS and their contents are designated as confidential. The Buyer undertakes not to disclose ADRES and/or CAATS or parts thereof to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of ADRES and/or CAATS to the employees, such disclosure is permitted solely for the purpose for which ADRES and/or CAATS are supplied and only to those employees who need to know the same.

9.       CONDITIONS OF USE

         The Buyer shall not make any copies of ADRES and/or CAATS, except for installation purposes.

9.1 The Seller does not warrant that the operation of ADRES and/or CAATS shall be error free. In the event of an error occurring within thirty
         (30) days of delivery, the sole and exclusive liability of the Seller shall be, at its expense, to correct ADRES and/or CAATS in the following revision.

9.3 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENSE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND OTHER RIGHTS, CLAIMS OR REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE ADRES AND/OR CAATS DELIVERED UNDER THIS LICENSE.


                                Exh. H/App. B - 2

10.      TRAINING

         In addition to the user guide supplied with ADRES and/or CAATS, training and other assistance may be provided upon the Buyer's request on conditions to be mutually agreed.

11.      REPLACEMENT OF PRODUCT

         For clarification purposes it is hereby expressly stated that ADRES and/or CAATS shall be offered for a limited time period, not exceeding the term of this License. In the event that the Seller should offer a replacement product, the conditions for using such product shall be subject to a separate agreement.


                                Exh. H/App. B - 3

                                                                       EXHIBIT G

                            CERTIFICATE OF ACCEPTANCE


In accordance with the terms of that certain Airbus A319/A320 Purchase Agreement (the "Purchase Agreement") dated as of September 12, 1997 between AVSA, S.A.R.L. ("AVSA")

and

America West Airlines, Inc. ("AWE"), the acceptance inspection relating to the AIRBUS A319 Aircraft (or the A320 Aircraft) (the "Aircraft"), manufacturer's
serial no.         , FAA Registration No.:        , with two (2) IAE
series propulsion systems installed thereon, serial nos.         (position #1)
and        (position #2) has taken place at Hamburg, Germany, for the A319
Aircraft and Toulouse, France, for the A320 Aircraft on the     day
of          ,           .

In view of said inspection having been carried out with satisfactory results, and with any remaining discrepancies noted separately, AWE hereby accepts delivery of the Aircraft as being in conformity with the provisions of the Purchase Agreement.

This acceptance shall not impair the rights of AWE that derive from the warranties relating to the Aircraft set forth in the Purchase Agreement.

AWE specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the Aircraft.

                                                  RECEIPT AND ACCEPTANCE OF THE
                                                  ABOVE-DESCRIBED AIRCRAFT
                                                  ACKNOWLEDGED


                                                  ------------------------------
                                                  America West Airlines, Inc.


                                                  By:
                                                  ------------------------------

                                                  Title:
                                                  ------------------------------

                                                                       EXHIBIT H

                             TECHNICAL PUBLICATIONS

                                     GENERAL

         This Exhibit H lists the form, type, quantity and delivery dates for the Technical Publications to be provided to the Buyer pursuant to Clause 14 of the Agreement.

         It is hereby agreed and understood that Technical Publications listed hereafter will be provided by the Seller to the Buyer under a revision service format to include both A319 Aircraft and A320 Aircraft with the exception of the following Technical Publications which shall be provided specifically for the A319 Aircraft:

         -        Maintenance Facility Planning Manual
         -        Flight Manual
         -        Master Minimum Equipment List
         -        Weight and Balance Manual
         -        Component Documentation Status
         -        Airplane Characteristics
         -        Aircraft Recovery Manual
         -        Crash Crew Chart

         The Technical Publications are published in accordance with ATA Specification 200 revision 23, with the exception of certain Component Maintenance Manuals, which may be written to an ATA Specification 200 revision other than revision 23.

1.       ENGINEERING DOCUMENTS

1.1      Installation and Assembly Drawings ( IAD)--C

         The IAD will be delivered according to the Seller's standard for the major Assembly and Installation drawings.

1.2      Drawing Number Index (DNI)--C

         The DNI lists applicable drawings of the Aircraft delivered under the Agreement.

1.3      Process and Material Specification (PMS)

         The PMS contains data related to manufacturing processes, material identification and treatments used in the construction and assembly of the Aircraft.

1.4      Standards Manual (SM)

         The SM contains data about Seller approved standards and includes cross reference lists.

2.       MAINTENANCE AND ASSOCIATED MANUALS

2.1      APU Build-up Manual (ABM)

         The ABM follows the format adopted for the Power Plant Build-up Manual.

2.2      Aircraft Maintenance Manual (AMM)--C

         The component location section of the AMM will show those components detailed in the AMM maintenance procedures. The trouble shooting part is covered in Subparagraph 2.19 below.

         *Aircraft Maintenance Manual Chapter 05 Time Limits (Service Life Limits) and Maintenance Checks are only delivered in hard copies.

2.3      Aircraft Schematics Manual (ASM)--C

         The ASM is part of the Wiring Manual. Supplied as a separate manual for schematics.

2.4      Aircraft Wiring Manual (AWM)--C

         The AWM is part of the Wiring Manual. Supplied as a separate manual for wirings.


                                   Exh. H - 2

2.5      Aircraft Wiring Lists (AWL)--C

         The AWL is part of the Wiring Manual. Supplied as a separate document for lists.

2.6      Consumable Material List (CML)

         The CML details the characteristics and gives procurement sources of consumable materials such as grease, oil, etc.

2.7      Duct Repair Manual (DRM)

         The DRM contains all the data necessary to locate, identify, repair and/or replace sub-assemblies of metallic ducts. It also includes details of tests necessary after repair.

2.8      Fuel Pipe Repair Manual (FPRM)

         The FPRM provides workshop repair procedures and data for specific fuel pipes, after removal from any aircraft of the Manufacturer of the type of the Aircraft.

2.9      Illustrated Parts Catalog (IPC)--C

         The IPC for the power plant is provided separately.

2.10     Illustrated Parts Catalog (power plant) (PPIPC)--C

         The PPIPC covers line replaceable parts and units of the power plant, provided by the Propulsion Systems manufacturer.

2.11     Illustrated Tool and Equipment Manual (TEM)

         The TEM provides information on Ground Equipment and Tools listed in the Seller's Aircraft Maintenance Manual.

2.12     Maintenance Facility Planning (MFP)

         The MFP provides information that will assist airline personnel concerned with long term planning of ramp or terminal operations, Aircraft maintenance on the ramp and in the hangar, overhaul and testing of structure and system components.

2.13     Maintenance Planning Document (MPD)

         The MPD provides maintenance data necessary to plan and conduct Aircraft maintenance checks and inspections.


                                   Exh. H - 3

2.14     Power Plant Build-up Manual (PPBM)

         The PPBM provides instructions for the installation of a quick engine change kit on a bare engine.

2.15     Support Equipment Summary (SES)

         The SES lists support equipment recommended by the Seller, the Propulsion Systems manufacturer and Vendors.

2.16     Tool Drawings (TD)

         TD's will be supplied in the form of aperture cards for the Seller and, when available, Vendor maintenance tools. A Tool Drawing Index (TDI) will be supplied.

2.17     Tool Drawing Index (TDI)

         The TDI is an alpha-numeric listing of the TD's.

2.18     Tool and Equipment Bulletin (TEB)

         The TEB provides advance information related to tools and test equipment development.

2.19     Trouble Shooting Manual (TSM)--C

         The TSM complements the CFDS and provides trouble-shooting data in the following three levels:

         Level 1 -         Aimed at line use. Fault isolation guidance for
                           systems or parts of systems monitored mainly by CFDS.
                           Also guidance for systems not monitored by CFDS.

         Level 2 -         Aimed at hangar use. Fault isolation guidance for
                           non-CFDS monitored systems in the form of functional block diagrams, charts and tables.

         Level 3 -         Aimed at engineering use. List of CFDS messages
                           and decoding of trouble shooting data (decoding of coded messages provided by the CFDS). Level 3 is supplied on floppy disk.


                                   Exh. H - 4

3.       MISCELLANEOUS DOCUMENTATION

3.1      Airplane Characteristics for Airport Planning (AC)

         The AC will be in general accordance with Specification NAS 3601.

3.2      Aircraft Recovery Manual (ARM)

         The ARM provides the following planning information: preparing and moving a disabled aircraft that may be obstructing airport traffic.

3.3      Cargo Loading System Manual (CLS)

         The CLS details handling procedures for the Cargo Loading System.

3.4      Crash Crew Chart (CCC)

         The CCC provides information concerning access to the Aircraft interior, location of safety equipment, hazardous liquids, etc.

3.5      Guidelines for Customer Originated Changes (GCOC)

         The GCOC provides production and presentation rules for the data covering Buyer originated changes on the Aircraft to be incorporated by the Seller in the Technical Publications as per Subclause 14.11 of the Agreement.

3.6      List of Radioactive and Hazardous Elements (LRE)

         The LRE provides information on components and materials for which specific precautions have to be taken.

3.7      List of Applicable Publications (LAP)--C

         The LAP will record the Seller's various Airframe Technical Publications indicating the last valid revision number and issue date.

3.8      Livestock Transportation Manual (LTM)

         The LTM details the facilities, equipment and procedures necessary for live animal transportation in aircraft of the Manufacturer of the type of the Aircraft.


                                   Exh. H - 5

3.9      Service Bulletins (SB)--C

         The Buyer will receive all Service Bulletins applicable to the Aircraft.

3.10     Service Bulletin Index (SBI)

         The SBI is a listing of all Service Bulletins issued in ATA 100 chapter sequence.

         The SBI provides details of SB number, SB title, associated modification number, issue status, Vendor SB number (if applicable) and affected fleet.

3.11     Service Information Letters (SIL)

         SILs give information of a general nature and also about minor changes or inspections the Buyer may wish to apply under the Buyer's authority.

3.12     Transportability Manual (TM)

         The TM gives cargo hold dimensions for currently available cargo Aircraft, transportation information and requirements for large Aircraft components. Component dimensions, weights and shelf life limitations are also given.

3.13     Supplier Product Support Agreements (SPSA)

         The SPSA is a collection of product support conditions negotiated by the Manufacturer with the suppliers of Aircraft equipment.

3.14     Vendor Information Manual (VIM)

         The VIM provides Vendor contact information.

3.15     Vendor Information Manual (GSE) (VIM/GSE)

         The VIM/GSE gives contact names and addresses of Ground Support Equipment (GSE) vendors and their product support organizations.

4.       OPERATIONAL MANUALS

4.1      Abnormal/Emergency Check List (CL)--C

         The CL is an extract from the FCOM presented as a booklet for quick in-flight use.


                                   Exh. H - 6

4.2      Flight Crew Operating Manual (FCOM)--C

         The FCOM provides Aircraft and systems descriptions, normal, abnormal and emergency procedures as well as operational performance.

4.3      FAA Approved Flight Manual (AFM)--C

         The AFM provides Aircraft performance operating limitations and other flight data required by the relevant airworthiness authorities for certification. It includes the Configuration Deviation List (CDL).

4.4      Master Minimum Equipment List (MMEL)

         The MMEL defines the components and the related conditions under which, when the components are defective, the Aircraft may be cleared for flight. In addition, the MMEL provides the necessary information to establish the Buyer's own Minimum Equipment List (MEL).

4.5      Performance Engineering Program (PEP)

         The PEP consists of a Low Speed Performance data base and a High Speed Performance data base together with their respective programs. The Performance Engineering Program may be used by the Buyer under the license conditions set forth in Appendix A to this Exhibit H.

         The Low Speed Performance programs consist of the Take-off and Landing Chart computation program (TLC) which permits the computation of:

         - regulatory take-off and landing performance,

         - noncertified take-off performance accounting for runway data and weather, together with the Tabulation and Interpolation program (TAB), issued with the AFM, which permits the reading, editing and interpolation of the tables listed in the AFM.

         The High Speed Performance programs are the In Flight Performance computation program (IFP) which permits computation of Aircraft performance for each flight phase and the Aircraft Performance Monitoring program (APM) which permits analysis of Aircraft cruise performance from data recorded during stabilized flight periods.

4.6      Performance Program Manual (PPM)

         The PPM is the users' guide for the Performance Engineering Program
         (PEP).


                                   Exh. H - 7

4.7      Weight and Balance Manual (WBM) and
         Weight and Balance Manual Supplements--C

         The corresponding supplements:

         -Delivery Weighing Report,
         -Equipment List,

         will be delivered with each Aircraft.

5.       OVERHAUL DATA

5.1      Component Documentation Status (CDS)--C

         The CDS lists Component Maintenance Manuals in accordance with Subparagraphs 5.4 and 5.5 below.

5.2      Component Evolution List (CEL)

         The CEL is a noncustomized document listing all components on the Aircraft and also gives the evolution of each component.

         The information is provided in order of:
         - part number
         - FSCM
         - ATA reference.

5.3      Cable Fabrication Manual (CFM)

         The CFM contains all the data necessary to locate, identify, manufacture and test control cables used on the Aircraft. An appendix contains cable end fitting specification sheets, and detailed manufacturing instructions.

5.4      Component Maintenance Manual Manufacturer (CMMM)

         The CMMM contains all the data necessary to locate, identify and maintain Aircraft components manufactured by the Seller.

5.5      Component Maintenance Manual Vendor (CMMV)

         The Seller shall endeavor to ensure that each Vendor of repairable components shall deliver to the Buyer a Component Maintenance Manual Vendor with revision service.


                                   Exh. H - 8

6.       STRUCTURAL MANUALS

6.1      Nondestructive Testing Manual (NTM)

         The NTM supplies Airframe data necessary to carry out nondestructive testing.

6.2      Structural Repair Manual (SRM)

         The SRM contains descriptive information for identification and repair of the Airframe primary and secondary structure.


                                   Exh. H - 9

                                     FORMAT

AC       APERTURE CARD. Refers to 35mm film contained on punched aperture cards.

CD       CD-ROM.

D        FLOPPY DISK

F        MICROFILM.  Refers to 16mm roll film in 3M type cartridges.

MP Refers to paper printed one side, unpunched quality shall be suitable for further reproduction or microfilming.

MT       MAGNETIC TAPE

P1 PRINTED ONE SIDE. Refers to manuals in paper with print on one side of the sheets only.

P2 PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

SMF SILVER MASTER FILM. Refers to thick diazo film suitable for further reproduction.

                                      TYPE

C        CUSTOMIZED.  Refers to manuals which are customized to specific MSNs.

E        ENVELOPE.  Refers to manuals which are not customized.

P PRELIMINARY. Refers to preliminary data or manuals which may consist of:

         -either one time issue not maintained by revision service, or

         -preliminary issues maintained by revision service until final manual or data delivery, or

         -supply of best available data under final format with progressive completion through revision service.


                                   Exh. H - 10

                                    DELIVERY

Manual delivery is expressed either as the number of days prior to delivery of the first Aircraft or as nil (0), which designates the date of delivery of the first Aircraft.

It is agreed that the number of days indicated will be rounded up to the next regular revision release date.

Quantity reflects the number of revision or full manual whenever appropriate, which shall be provided to the Buyer.


MANUALS AVAILABLE (headlines)

1 - ENGINEERING DOCUMENTS
2 - MAINTENANCE & ASSOCIATED MANUALS
3 - MISCELLANEOUS PUBLICATIONS
4 - OPERATIONAL MANUALS AND DATA
5 - OVERHAUL DATA
6 - STRUCTURAL MANUALS


                                   Exh. H - 11

MANUALS AVAILABLE                                               {CONFIDENTIAL
(detailed)                                        Abbr          MATERIAL                      Rev          Deliv.
                                                                OMITTED AND
                                                                FILED
                                                                SEPARATELY
                                                                WITH THE
                                                                SECURITIES AND
                                                                EXCHANGE
                                                                COMMISSION
                                                                PURSUANT TO A
                                                                REQUEST FOR
                                                                CONFIDENTIAL
                                                                TREATMENT}
1.     ENGINEERING DOCUMENTS
+(1)   Installation and Assembly                  IAD                                          (2)         0
       Drawings

+      Parts Usage (Effectivity)                  PU             {CONFIDENTIAL                 (2)         0
                                                                 MATERIAL
+      Schedule (Drawing                          S              OMITTED AND                   (2)         0
       Nomenclature)                                             FILED
+      Drawing Number Index                       DNI            SEPARATELY                    (2)         0
+      Process and Material                       PMS            WITH THE                      AN          0
       Specification                                             SECURITIES AND                AN          0
+      Standards Manual                           SM             EXCHANGE                      AN          0
+      Electrical Load Analysis                   ELA            COMMISSION                    AN          0
       Stress Data and Analysis(3)                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}

------------------

         (1) Plus (+) sign indicates a combined A319/A320/A321 (if applicable) Technical Publication.

         (2) Revision service for the manufacture drawings is restricted to cover the Aircraft configuration at delivery.

         (3) The Seller will provide, after the date hereof, an index of available stress data for the Aircraft. The Seller will provide the Buyer stress data on a case-by-case basis upon the Buyer's request. Upon receipt of the Buyer's request, the Seller will immediately make available the requested stress data through its design office.


                                   Exh. H - 12

MANUALS AVAILABLE                                               {CONFIDENTIAL
(detailed)                                        Abbr          MATERIAL                      Rev          Deliv.
                                                                OMITTED AND
                                                                FILED
                                                                SEPARATELY
                                                                WITH THE
                                                                SECURITIES AND
                                                                EXCHANGE
                                                                COMMISSION
                                                                PURSUANT TO A
                                                                REQUEST FOR
                                                                CONFIDENTIAL
                                                                TREATMENT}
2.     MAINTENANCE & ASSOCIATED MANUALS
+      APU Build-up Manual                        ABM                                          AN          90

+      Aircraft Maintenance Manual                AMM                                          4           90
                                                                                               4           90
                                                                                               4           90
+      Aircraft Schematics Manual                 ASM            {CONFIDENTIAL                 4           90
                                                                 MATERIAL                      4           90
                                                                 OMITTED AND                   4           90
                                                                 FILED                         4           90
+      Aircraft Wiring Manual                     AWM            SEPARATELY                    4           90
                                                                 WITH THE                      4           90
                                                                 SECURITIES AND                4           90
                                                                 EXCHANGE                      4           90
+      Aircraft Wiring Lists                      AWL            COMMISSION                    4           90
                                                                 PURSUANT TO A                 4           90
                                                                 REQUEST FOR                   4           90
                                                                 CONFIDENTIAL                  4           90
+      Consumable Material List                   CML            TREATMENT}                    AN          90
+      Component Location Manual                  CLM                                          4           90
+      Duct Repair Manual                         DRM                                          AN          90
+      Fuel Pipe Repair Manual                    FPRM                                         AN          90

                                   Exh. H - 13

MANUALS AVAILABLE                                               {CONFIDENTIAL
(detailed)                                        Abbr          MATERIAL                      Rev          Deliv.
                                                                OMITTED AND
                                                                FILED
                                                                SEPARATELY
                                                                WITH THE
                                                                SECURITIES AND
                                                                EXCHANGE
                                                                COMMISSION
                                                                PURSUANT TO A
                                                                REQUEST FOR
                                                                CONFIDENTIAL
                                                                TREATMENT}
+      Illustrated Parts Catalog                  IPC                                          4           90
       (Airframe)                                                                              4           90
                                                                                               4           90

+      Illustrated Parts Catalog                  PIPC           {CONFIDENTIAL                 4           90
       (Power Plant)(5)                                          MATERIAL                      4           90
                                                                 OMITTED AND                   4           90
+      Illustrated Tool and Equipment             TEM            FILED                         AN          360
       Manual                                                    SEPARATELY
       Maintenance Facility Planning              MF             WITH THE                      AN          90
+      Maintenance Planning                       MPD            SECURITIES AND                AN          360
       Document                                                  EXCHANGE
+      Power Plant Build-up Manual(5)             PPBM           COMMISSION                    AN          90
+      Support Equipment Summary                  SES            PURSUANT TO A                 AN          360
                                                                 REQUEST FOR                   AN          360
                                                                 CONFIDENTIAL                  AN          360
+      Tool and Equipment Drawings                TD             TREATMENT}                    AN          360
+      Tool and Equipment Index                   TEI                                          AN          360

------------------

                (5) Supplied by the Propulsion Systems Manufacturer
                (5) Supplied by the Propulsion Systems manufacturer


                                   Exh. H - 14

MANUALS AVAILABLE                                                {CONFIDENTIAL
(detailed)                                         Abbr          MATERIAL                      Rev          Deliv.
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}
+      Trouble Shooting Manual                    TSM            {CONFIDENTIAL                 4           90
                                                                 MATERIAL                      4           90
                                                                 OMITTED AND                   4           90
                                                                 FILED                         4           90
                                                                 SEPARATELY
                                                                 WITH THE
+      Aircraft Documentation                     ADRES          SECURITIES AND                4
       Retrieval System                                          EXCHANGE
+      Computer Assisted Aircraft                 CAATS          COMMISSION                    4
       Troubleshooting                                           PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}
3.     MISCELLANEOUS PUBLICATIONS
       Airplane Characteristics for               AC             {CONFIDENTIAL
       Airport Planning                                          MATERIAL
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY                    AN          360
       Aircraft Recovery Manual                   ARM            WITH THE                      AN          90
                                                                 SECURITIES AND                AN          90
                                                                 EXCHANGE                      AN          90
                                                                 COMMISSION                    AN          90
       Crash Crew Chart                           CCC            PURSUANT TO A                 AN          180
+      Guidelines for Customer                    GCOC           REQUEST FOR                   AN          0
       Originated Changes                                        CONFIDENTIAL
+      List of Radioactive and                    LRE            TREATMENT}                    AN          90
       Hazardous Elements

                                   Exh. H - 15

MANUALS AVAILABLE                                               {CONFIDENTIAL
(detailed)                                        Abbr          MATERIAL                      Rev          Deliv.
                                                                OMITTED AND
                                                                FILED
                                                                SEPARATELY
                                                                WITH THE
                                                                SECURITIES AND
                                                                EXCHANGE
                                                                COMMISSION
                                                                PURSUANT TO A
                                                                REQUEST FOR
                                                                CONFIDENTIAL
                                                                TREATMENT}
+      List of Applicable Publications            LAP            {CONFIDENTIAL                 4           90
                                                                 MATERIAL
+      Livestock Transportation                   LTM            OMITTED AND                   AN          90
       Manual                                                    FILED
+      Service Bulletin                           SB             SEPARATELY                    AN          0
                                                                 WITH THE                      AN          0
                                                                 SECURITIES AND                AN          0
+      Service Bulletin Index                     SBI            EXCHANGE                      AN          90
+      Service Information Letters                SIL            COMMISSION                    AN          0
+      Technical Publications                     TPCI           PURSUANT TO A                 AN
       Combined Index                                            REQUEST FOR
+      Transportability Manual                    TM             CONFIDENTIAL                  AN          90
       Supplier Product Support                   SPSA           TREATMENT}                    AN          360
       Agreements (SPSA)
       Vendor Information Manual                  VIM                                          AN          360
+      Vendor Information Manual                  VIM\                                         AN          360
       GSE                                        GSE
4.     OPERATIONAL MANUALS AND DATA



                                   Exh. H - 16

MANUALS AVAILABLE                                                {CONFIDENTIAL
(detailed)                                        Abbr           MATERIAL                      Rev          Deliv.
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}
+      Check                                      CL/QRH         {CONFIDENTIAL                 AN          90
       List/Abnormal/Emergency/                                  MATERIAL
       Quick Reference Handbook                                  OMITTED AND
                                                                 FILED                         AN          90
+      Flight Crew Operating Manual(6)            FCOM           SEPARATELY                    AN          0
       Flight Manual                              FM             WITH THE                      AN          90
       Master Minimum Equipment                   MMEL           SECURITIES AND                AN          90
       List                                                      EXCHANGE                      AN          90
+      Performance Engineering                    PEP            COMMISSION
       Program                                                   PURSUANT TO A                 AN          90
+      Performance Program Manual                 PPM            REQUEST FOR                   AN          0
       Weight and Balance Manual                  WBM            CONFIDENTIAL                  AN          0
                                                                 TREATMENT}
5      OVERHAUL DATA


------------------

              (6) CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.


                                   Exh. H - 17

MANUALS AVAILABLE                                               {CONFIDENTIAL
(detailed)                                        Abbr          MATERIAL                      Rev          Deliv.
                                                                OMITTED AND
                                                                FILED
                                                                SEPARATELY
                                                                WITH THE
                                                                SECURITIES AND
                                                                EXCHANGE
                                                                COMMISSION
                                                                PURSUANT TO A
                                                                REQUEST FOR
                                                                CONFIDENTIAL
                                                                TREATMENT}
       Component Documentation                    CDS                                          AN          180
       Status                                                    {CONFIDENTIAL
                                                                 MATERIAL
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}
+      Component Evolution List(7)                CEL                                          AN
+      Cable Fabrication Manual                   CFM                                          AN          90
+      Component Maintenance                      CMMM                                         AN          180
       Manual Airframe
       Manufacturer(8)
       Component Maintenance                      CMMV                                         AN          180
       Manual Vendor

------------------

              (7) Optional - Delivered as follow-on for CDS.
              (8) The Buyer will receive one generic preliminary copy prior to delivery of the first Aircraft.


                                   Exh. H - 18

MANUALS AVAILABLE                                               {CONFIDENTIAL
(detailed)                                        Abbr          MATERIAL                      Rev          Deliv.
                                                                OMITTED AND
                                                                FILED
                                                                SEPARATELY
                                                                WITH THE
                                                                SECURITIES AND
                                                                EXCHANGE
                                                                COMMISSION
                                                                PURSUANT TO A
                                                                REQUEST FOR
                                                                CONFIDENTIAL
                                                                TREATMENT}
6      STRUCTURAL MANUALS
+      Nondestructive Testing Manual              NTM            {CONFIDENTIAL                 4           90
                                                                 MATERIAL
                                                                 OMITTED AND
                                                                 FILED
                                                                 SEPARATELY
                                                                 WITH THE
                                                                 SECURITIES AND
                                                                 EXCHANGE
                                                                 COMMISSION
                                                                 PURSUANT TO A
                                                                 REQUEST FOR
                                                                 CONFIDENTIAL
                                                                 TREATMENT}
+      Structural Repair Manual                   SRM                                          4           90
                                                                                               4           90
                                                                                               4           90

                               Exh. H/App. A - 19

                                                                   APPENDIX A TO
                                                                       EXHIBIT H

                                 LICENSE FOR USE
                  OF THE PERFORMANCE ENGINEERING PROGRAMS (PEP)


1.       GRANT

         The Seller grants to the Buyer the right to use the Performance Engineering Programs (PEP) in machine readable form on a single computer network during the term of this license agreement (the "License Agreement").

         Use of the PEP in readable form shall be limited to one (1) copy. However, the Buyer may make duplicate copies, provided that they are either contained in the same network as the original copy, or produced for checkpoint and restart purposes or made with the consent of the Seller for a specific need.

2.       MERGING

         The PEP may be used and adapted in machine readable form for the purpose of merging it into other program material of the Buyer, but, on termination of this License Agreement, the Buyer shall remove the PEP from the other program material with which it has been merged.

         The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the PEP.

3.       PERSONAL LICENSE

         The above described license is personal to the Buyer and its computer service contractors, nontransferable and nonexclusive.

4.       INSTALLATION

         It is the Buyer's responsibility to install the PEP and to perform any mergings and checks. The Seller shall, however, assist the Buyer's operations engineers in the initial phase following the delivery of the PEP until such personnel reach the familiarization level required to make inputs and correlate outputs.




                                Exh. H/App. A - 1

5.       PROPRIETARY RIGHTS AND NONDISCLOSURE

5.1 The PEP and the copyright and other proprietary rights of whatever nature in the PEP are and shall remain with the Seller. The PEP and its contents are designated as confidential.

5.2 The Buyer undertakes not to disclose the PEP, parts thereof or its contents to any third party except the Buyer's computer service provider, without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the PEP to employees, such disclosure is permitted only for the purpose for which the PEP is supplied and only to the employee who needs to know the same.

6.       CONDITIONS OF USE

6.1 The Seller does not warrant that the PEP shall contain no errors. However, should the PEP be found to contain any error at delivery of the PEP, the Buyer shall notify the Seller promptly thereof and the Seller shall take all proper steps to correct the same at its own expense.

6.2 The Buyer shall ensure that the PEP is correctly used in appropriate machines as indicated in the Performance Programs Manual (PPM) and that staff are properly trained to use the same, to trace and correct running faults, to restart and recover after fault and to operate suitable checks for accuracy of input and output.

6.3 It is understood that the PPM is the user's guide of the PEP and that the Buyer shall undertake to use the PEP in accordance with the PPM.

6.4 The PEP is supplied under the express condition that the Seller shall have no liability in contract or in tort arising from or in connection with the Buyer's use of or inability to use the PEP.

7.       DURATION

         Subject to the Buyer's compliance with the terms of this License Agreement, the rights under this License Agreement shall be granted to the Buyer for as long as the Buyer operates an Aircraft to which the PEP refers.



                                Exh. H/App. A - 2

                                                                   APPENDIX B TO
                                                                       EXHIBIT H

                            LICENSE FOR USE OF CD-ROM

1.       GRANT

         The Seller grants the Buyer the right to use the Aircraft Documentation Retrieval System (ADRES) and/or the Computer Assisted Aircraft Troubleshooting (CAATS) on CD-ROM for the term of this License. Use of ADRES and/or CAATS shall be limited to the number of copies agreed between the parties.

         For clarification, it is hereby stated that the Power Plant IPC is not part of the electronic IPC and is only available on other media (paper of film).

2.       TERM

         The rights under the License shall be granted from the date of first delivery of ADRES and/or CAATS to the end of the current year. The grant shall be renewed automatically at the beginning of each calendar year for another year, unless either the Buyer or the Seller gives written notice to the other party three (3) months prior to the end of the License of its intention to terminate the grant. Within thirty (30) days of termination, the Buyer shall return ADRES and/or CAATS and all copies thereof to the Seller.

3.       REVISION SERVICE

         The Seller shall provide revision service for ADRES and/or CAATS during the term. The revision service shall be based on the revision service which the Seller provides for the documentation in paper or film format.

         ADRES and/or CAATS CD-ROM shall be revised concurrently with the paper and film deliveries. However, temporary revisions are not currently provided in digital data format and are only available in paper format.

4.       PERSONAL LICENSE

         The License is personal to the Buyer, non-transferable and non-exclusive. The Buyer shall not permit any third party to use ADRES and/or CAATS, nor shall it transfer or sub-license ADRES and/or CAATS to any third party, without prior written consent from the Seller.

5.       INSTALLATION

         The Seller shall provide the list of hardware on which ADRES and/or CAATS shall be installed. The Buyer shall be responsible for procuring such hardware and installing ADRES and/or CAATS.



                                Exh. H/App. B - 1

6.       PROPRIETARY RIGHTS

         ADRES and/or CAATS are proprietary to the Seller and the copyright and all other proprietary rights in ADRES and/or CAATS are and shall remain the property of the Seller.

7.       COPYRIGHT INDEMNITY

         The Seller shall defend and indemnify the Buyer against any claim that the normal use of ADRES and/or CAATS infringes the intellectual property rights of any third party, provided that the Buyer:

7.1      immediately notifies the Seller of any such claim;

7.2      makes no admission or settlement of any claim;

7.3 allows the Seller to have sole control of all negotiations for its settlement;

7.4      gives the Seller all reasonable assistance in connection therewith.

8.       CONFIDENTIALITY

         ADRES and/or CAATS and their contents are designated as confidential. The Buyer undertakes not to disclose ADRES and/or CAATS or parts thereof to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of ADRES and/or CAATS to the employees, such disclosure is permitted solely for the purpose for which ADRES and/or CAATS are supplied and only to those employees who need to know the same.

9.       CONDITIONS OF USE

         The Buyer shall not make any copies of ADRES and/or CAATS, except for installation purposes.

9.1 The Seller does not warrant that the operation of ADRES and/or CAATS shall be error free. In the event of an error occurring within thirty
         (30) days of delivery, the sole and exclusive liability of the Seller shall be, at its expense, to correct ADRES and/or CAATS in the following revision.

9.3 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENSE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND OTHER RIGHTS, CLAIMS OR REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE ADRES AND/OR CAATS DELIVERED UNDER THIS LICENSE.


                                Exh. H/App. B - 2

10.      TRAINING

         In addition to the user guide supplied with ADRES and/or CAATS, training and other assistance may be provided upon the Buyer's request on conditions to be mutually agreed.

11.      REPLACEMENT OF PRODUCT

         For clarification purposes it is hereby expressly stated that ADRES and/or CAATS shall be offered for a limited time period, not exceeding the term of this License. In the event that the Seller should offer a replacement product, the conditions for using such product shall be subject to a separate agreement.


                                Exh. H/App. B - 3

                             LETTER AGREEMENT NO. 1


                                                        As of September 12, 1997


America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:  SPARE PARTS PROCUREMENT

Dear Ladies and Gentlemen,

         America West Airlines, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320 Purchase Agreement dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft described in the specifications annexed to the Agreement. In addition, the Buyer operates in commercial air transport service certain other A320 aircraft not acquired under the Agreement. For the purposes of this Letter Agreement No. 1 only, the term Aircraft will be defined to mean any A320 aircraft, A319 aircraft and/or A321 aircraft operated in commercial air transport service by the Buyer. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the "Letter Agreement") certain additional terms and conditions regarding spare parts procurement for the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

                                    CONTENTS

CLAUSES                                                                   PAGES
-------                                                                   -----

1  -              GENERAL                                                   3

2  -              INITIAL PROVISIONING                                      5

3  -              STORES                                                    8

4  -              DELIVERY                                                  8

5  -              PRICE                                                    10

6  -              PAYMENT PROCEDURES AND CONDITIONS                        11

7  -              TITLE                                                    13

8  -              PACKAGING                                                13

9  -              DATA RETRIEVAL                                           13

10 -              BUY-BACK                                                 13

11 -              WARRANTIES                                               14

12 -              LEASING                                                  18

13 -              TERMINATION                                              18

14 -              ASSIGNMENT                                               18



                                    LA 1 - 2

1.       GENERAL

1.1      Material

         This Letter Agreement covers the terms and conditions for the services offered by the Seller to the Buyer ("Material Support") in respect of Aircraft spare parts itemized below in Subparagraphs 1.1(a) through 1.1(f) ("Material").

         The Material will comprise:

         (a) Seller Parts (industrial proprietary components, equipment, accessories or parts of the Manufacturer manufactured to the detailed design of the Manufacturer or a subcontractor of it and bearing official part numbers of the Manufacturer or material for which the Seller has exclusive sales rights in the United States).

         (b)      Vendor Parts classified as rotable line replacement units.

         (c)      Vendor Parts classified as expendable line maintenance parts.

         (d)      Ground support equipment (GSE) and special-to-type tools.

         (e)      Hardware and standard material.

         (f)      Consumables and raw material as a package.

         Rotable line replacement units specified above in Subparagraphs 1.1(a) and 1.1(b) that have less than fifty (50) flight-hours are considered new.

         Material covered under Subparagraphs 1.1(e) and 1.1(f) above will be supplied as part of the Initial Provisioning of Material, only if at least ninety percent (90%) of Material covered under Subparagraph 1.1(b) above is bought from the Seller. Initial Provisioning will be defined as Material purchased by the Buyer during the Initial Provisioning Period, as defined in Paragraph 2 ("Initial Provisioning").

1.2      Scope of Material Support

1.2.1 The Material Support to be provided by the Seller under the conditions hereunder covers all Material purchased by the Buyer from the Seller during the Initial Provisioning Period (defined below in Paragraph 2), and all items in Subparagraphs 1.1(a) through 1.1(d) for purchases additional to the Initial Provisioning.

1.2.2 Propulsion Systems, including associated parts and spare parts therefore, are not covered under this Letter Agreement, and will be subject to direct negotiations between the Buyer and the Propulsion Systems manufacturer. The Seller will use its reasonable efforts to assist the Buyer in case of any difficulties with respect to the availability of Propulsion Systems and associated parts, and will promptly intervene on the Buyer's behalf if so requested by the Buyer.


                                    LA 1 - 3

1.2.3 During a period commencing on the date hereof and continuing as long as at least five (5) aircraft of the type of the Aircraft are operated by airlines in commercial air transport service (the "Term"), the Seller will maintain or cause to be maintained such stock of Material as the Seller deems reasonable and will furnish at the prices specified herein, Material adequate to meet the Buyer's needs for repairs and replacements on the Aircraft. The Buyer reserves the right to inform the Seller of its reasonable requirements with respect to such stock of Material which the Seller shall endeavor to accommodate. Such Material will be sold and delivered in accordance with Paragraphs 4 and 5 of this Letter Agreement, upon receipt of the Buyer's orders.

         The Seller will use its reasonable efforts to obtain a similar service from all Vendors of parts that are originally installed on the Aircraft and not manufactured by the Seller.

1.3      Agreements of the Buyer

         The Buyer agrees to purchase from the Seller, or another source in compliance with FAA requirements, the Seller Parts required for the Buyer's own needs during the Term, and in addition, the Buyer may purchase Seller Parts of other airlines operating aircraft of the type of the Aircraft, or may purchase items equivalent to Seller Parts from the airlines or from distributors or dealers, on the condition that the Seller Parts have been designed and manufactured by, or obtained from, the Seller or another source, and the Buyer may also exercise its rights under Subparagraph 1.4 of this Letter Agreement.

1.4      Manufacture of Seller Parts by the Buyer

1.4.1 The Buyer may manufacture or have manufactured for its own use, without paying any license fee to the Seller, Seller Parts in the following cases:

         (a) after expiration of the Term, if at such time the Seller is out of stock of a required Seller Part;

         (b) at any time, to the extent Seller Parts are needed to effect AOG repairs on any Aircraft and are not available from the Seller within a leadtime shorter than or equal to the time in which the Buyer can provide the Seller Parts, provided the Buyer will not sell or lease such Seller Parts unless they are assembled in an Aircraft that is sold or leased;

         (c) in the event that the Seller fails to fulfill its obligations with respect to any Seller Parts pursuant to Subparagraph 1.2 above within a reasonable period after written notice thereof from the Buyer; and

         (d) when, with respect to certain Seller Parts, the Seller has granted, under the Illustrated Parts Catalog supplied under the Agreement, the right of local manufacture of Seller Parts.



                                    LA 1 - 4

1.4.2 The rights granted to the Buyer in Subparagraph 1.4.1 will not in any way be construed as a license, nor will they in any way obligate the Buyer to pay any license fee, royalty or obligation whatsoever, nor will they in any way be construed to affect the rights of third parties.

1.4.3 The Seller will provide the Buyer with all technical data (and coding) reasonably necessary to manufacture Seller Parts, in the event the Buyer is entitled to do so pursuant to Subparagraph 1.4.1 of this Letter Agreement. The proprietary rights to such technical data will be subject to the terms of Subclause 14.11.1 of the Agreement.

1.5      Language

         Technical and trade items used but not defined herein will be defined as generally accepted in the aircraft manufacturing industry.

2.       INITIAL PROVISIONING

         The period up to and expiring on the ninetieth (90th) day after delivery of the last Aircraft subject to firm order under the Agreement will hereinafter be referred to as the Initial Provisioning Period (the "Initial Provisioning Period").

2.1      Seller-Supplied Data

         The Seller will prepare and supply to the Buyer the following documents:

2.1.1    Initial Provisioning Data

         The Seller will provide the Buyer Initial Provisioning Data provided for in Chapter 2B of ATA 200 Revision 23 (or as otherwise mutually agreed) ("Initial Provisioning Data") in a form, format and within a time period to be mutually agreed upon.

         A revision service will be effected every ninety (90) days, up to the end of the Initial Provisioning Period, or until the configuration of the Buyer's delivered Aircraft is included.

         In any event, the Seller will ensure that Initial Provisioning Data are released to the Buyer in time to allow the necessary evaluation time by the Buyer and the on-time delivery of ordered Material.

2.1.2    Supplementary Data

         The Seller will provide the Buyer with Local Manufacture Tables (X-File), as part of the Illustrated Parts Catalog (Additional Cross-Reference Tables), which will be a part of the Initial Provisioning Data package.



                                    LA 1 - 5

2.2      Vendor-Supplied Data

2.2.1    General

         Vendors will prepare and issue T-files in the English language for those Vendor Components as defined in Subparagraph 3.3 of Letter Agreement No. 6, for which the Buyer has elected to receive data, and the Seller will ensure that the Vendors take actions as reasonably practicable.

         The data (initial issue and revisions) will be transmitted to the Buyer through the Seller. The Seller will review the compliance of such data with relevant ATA requirements, but will not be responsible for the substance of such data, other than any errors or omissions attributable to the Seller's compilation of the data. Such data should be adequate to enable the Buyer to undertake in-house repair and/or overhaul of such Vendor Components.

         In any event, the Seller will supply Vendor Initial Provisioning Data to the Buyer in time to allow the necessary evaluations by the Buyer and on-time deliveries.

2.2.2    Initial Provisioning Data

         Initial Provisioning Data for Vendor products provided for in Chapter 2B of ATA 200 Revision 23 will be furnished as mutually agreed upon during a Preprovisioning Meeting (defined below), with revision service assured up to the end of the Initial Provisioning Period, or until it reflects the configuration of the delivered Aircraft.

2.3      Preprovisioning Meeting

2.3.1 The Seller will organize a meeting to formulate an acceptable schedule and working procedure to accomplish the Initial Provisioning of Material (the "Preprovisioning Meeting").

2.3.2 The date and location of the Preprovisioning Meeting will be mutually agreed upon, but it will take place within thirty (30) days of the date hereof.

2.4      Initial Provisioning Training

         The Seller will furnish, at the Buyer's request, at a location to be agreed, and at no charge, training courses related to the Seller's provisioning documents, purchase order administration and handling.



                                    LA 1 - 6

2.5      Initial Provisioning Conference

         At the Buyer's request, the Seller will organize an Initial Provisioning Conference at a location to be agreed, that will include Vendor participation, as agreed upon during the Preprovisioning Meeting (the "Initial Provisioning Conference"). Pursuant to the Initial Provisioning Conference, and based on Initial Provisioning Data and information provided by the Buyer, the Seller will produce a recommended quantity of Material to be purchased by the Buyer during the Initial Provisioning Period (the "Initial Provisioning Recommendation"). The level of coverage and protection for Material ordered by the Buyer during the Initial Provisioning Period will be mutually agreed at the Initial Provisioning Conference.

2.6      Initial Provisioning Data Compliance

2.6.1 Initial Provisioning Data generated by the Seller and supplied to the Buyer will comply with the latest Specification of the Aircraft to which such data relate, and then available, as known three (3) months before the data is issued. The data will be sufficient to enable the Buyer to order Material conforming to its Aircraft as required for maintenance and overhaul.

         This provision will not cover parts embodying those Buyer modifications that are unknown to the Seller, and parts embodying modifications neither agreed to nor designed by the Seller.

2.6.2 During the Initial Provisioning Period, Material will conform with the latest Specification then available, and with the Initial Provisioning Data transmitted by the Seller. Should the Seller default in this obligation, it will immediately replace such parts and/or authorize return shipment at no transportation cost to the Buyer. The Buyer will minimize such cost, in particular by using its own airfreight system for transportation at no charge to the Seller whenever practicable. The Seller, in addition, will cause Vendors to provide a similar service for their items.

2.7      Delivery of Initial Provisioning Material

2.7.1 To support the operation of the Aircraft, the Seller will deliver Initial Provisioning Material in Subparagraph 1.1(a) of this Letter Agreement against the Buyer's orders from the Seller and according to a schedule to be determined at the Initial Provisioning Conference.

2.7.2 The Buyer may cancel or modify Initial Provisioning orders placed with the Seller with no cancellation charge as follows:

         (a) "Long Lead-Time Material" (leadtime exceeding twelve (12) months) not later than six (6) months before scheduled delivery of the Material,


                                    LA 1 - 7

         (b) normal leadtime Material not later than three (3) months before scheduled delivery of the Material, provided however, that for Material that has three (3) months leadtime or less, the Buyer's cancellation or modification right shall be equal to the ordering leadtime for such Material augmented by two
                  (2) weeks.

         (c) Material not recommended by the Seller in the Initial Provisioning Data and Material in Subparagraphs 1.1(b) through 1.1(f) no later than the quoted leadtime before scheduled delivery of the Material.

2.7.3 Should the Buyer cancel or modify any orders for Material within leadtimes that are less than those defined above in Subparagraph 2.7.2, the Seller shall have no liability for the cancellation or modification, and the Buyer shall reimburse the Seller for any direct cost incurred in connection therewith.

3.       STORES

3.1      ASCO Spares Center

         The Seller has established and will maintain or cause to be maintained, as long as at least five (5) aircraft of the type of the Aircraft are operated by US airlines in commercial air transport service, a US spares distribution facility adjacent to Dulles International Airport, Washington, DC, known as the ASCO Spares Center - Washington ("ASCO Spares Center"). The ASCO Spares Center will be operated twenty-four
         (24) hours/day, seven (7) days/week, all year for the handling of AOG and critical orders for Seller Parts.

3.2      Material Support Center

         The Manufacturer has set up and will maintain or cause to be maintained during the Term a store of Seller Parts near Hamburg, Germany ("MSC"). MSC will be operated twenty-four (24) hours/day, seven (7) days/week, all year.

3.3      Other Points of Shipment

         The Seller reserves the right to effect deliveries from distribution centers other than the ASCO Spares Center (provided the Seller shall use the ASCO Spares Center in priority) or MSC and from any of the production facilities of the Associated Contractors.

4.       DELIVERY

4.1      General

         The Buyer's purchase orders will be administered in accordance with ATA 200 Chapter 6 specification or Spec 2000.

         The provisions of this Paragraph 4 do not apply to Initial Provisioning Data and Initial Provisioning Material unless specifically set forth to the contrary in this Letter Agreement.


                                    LA 1 - 8

4.2      Leadtimes

4.2.1 The leadtimes are in accordance with the definition in the "World Airline and Suppliers Guide" (January 1996 edition).

4.2.2 Material will be dispatched within the leadtimes quoted in the published Seller's price catalog for Material described in Subparagraph 1.1(a) or the schedule determined at the Initial Provisioning Conference, if different, and within the Vendor's or supplier's leadtime augmented by the Seller's own order and delivery processing time (such in-house processing time not to exceed fifteen (15) days) for Material described in Subparagraphs 1.1(b) through 1.1(d). {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

4.2.3    Expedite Service

         The Seller operates a twenty-four (24) hour-a-day, seven (7) day-a-week expedite service to supply the relevant Seller Parts available in the Seller's stock, workshops and assembly line, including high-cost long leadtime items, to the international airport nearest the location of such items (the "Expedite Service").

         The Expedite Service is operated in accordance with the "World Airline and Suppliers Guide." Accordingly, the Seller will notify the Buyer of the action taken to effect the Expedite Service as follows:

         (a)      four (4) hours after receipt of an AOG order,

         (b) twenty-four (24) hours after receipt of a critical order (imminent AOG or work stoppage),

         (c) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} after receipt of an expedite order from the Buyer (nil stock at the Buyer's for no-go items).

         The Seller and its subcontractors will deliver Seller Parts requested on an expedite basis against normal orders previously placed by the Buyer or upon requests by telephone or telex by the Buyer's representatives, such requests to be confirmed by the Buyer's subsequent written order for such Seller Parts within a reasonable time.

4.3      Excusable Delay

         Subclause 10.1 of the Agreement will apply to the Material Support as defined in Paragraph 1 of this Letter Agreement.



                                    LA 1 - 9

4.4      Shortages, Overshipments, Nonconformance in Orders

4.4.1 Not later than thirty (30) days after receipt of Material delivered pursuant to a purchase order, the Buyer will advise the Seller of any alleged shortages or overshipments with respect to such order and of all nonconformance to specification of parts in such order inspected by the Buyer.

         In the event that the Buyer has not reported such alleged shortages, overshipments or nonconformance within the above defined period, the Buyer will be deemed to have accepted the deliveries.

4.4.2 In the event that the Buyer reports overshipments or nonconformance to the specifications within the period defined above in Subparagraph 4.4.1, the Seller will either replace the Material concerned or credit the Buyer for Material returned. In such case, transportation charges will be borne by the Seller.

         The Buyer will endeavor to minimize such costs, particularly by using its own airfreight system for transportation at no charge to the Seller.

4.5      Cessation of Deliveries

         The Seller reserves the right to stop or otherwise suspend deliveries if the Buyer fails to meet its obligations under Paragraph 6 of this Letter Agreement.

5.       PRICE

5.1      Point of Shipment

         The Material prices will be FCA (Free Carrier as defined in publication No. 460 of the International Chamber of Commerce, published in April
         1990) ASCO Spares Center.

5.2      Validity of Prices

5.2.1 The prices are the published prices in effect on the date of receipt of the order (subject to reasonable quantities and delivery time) and will be expressed in the original manufacturer's currencies with the exception of Seller Parts, which are exclusively expressed in Dollars. Payment will be made by the Buyer to the Seller in Dollars as set forth below in Subparagraph 6.1.

5.2.2 Prices of Seller Parts will be in accordance with the then current Seller's Spare Parts Price List. Prices will be firm for each calendar year. The Seller, however, reserves the right to revise the prices of Seller Parts during the course of the calendar year in the event of a significant error in estimation or expression of any price.




                                    LA 1 - 10

         In the event of a significant revision in manufacturing costs or a significant revision in the purchase price to the Manufacturer of Seller Parts (including significant variation in exchange rate) during any particular calendar year, the Seller will notify the Buyer of such revisions, whereupon the Buyer may, within such quantities of affected Seller Parts still available for sale at the former prices, order such quantities of the Seller Parts reasonably required to maintain its customary stock levels of such Seller Parts for the remainder of the calendar year in effect at that time provided the Seller is not thereby required to deplete the Seller's AOG inventory level unless such Seller Parts are required by the Buyer on an AOG basis. In the event the Seller is out of stock of such Seller Parts at the former prices, the Seller will, upon request by the Buyer, reasonably substantiate the price revisions affecting such Seller Parts.

5.2.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

5.2.4 Prices of Material as defined above in Subparagraphs 1.1(b) through 1.1(d) will be the valid list prices of the Vendor or supplier augmented by the Seller's handling charge. The percentage of the handling charge will vary with the Material's value and will be determined item by item.

5.2.5 The Seller warrants that, should the Buyer purchase from the Seller one hundred percent (100%) of the recommended Initial Provisioning of Material defined above in Subparagraphs 1.1(b) through 1.1(d), the average handling charge on the total package will not exceed fifteen percent (15%). This average handling charge will be increased to eighteen percent (18%) in the event that all orders have not been placed nine (9) months prior to delivery of the first Aircraft.

5.2.6 Prices of Material as defined above in Subparagraphs 1.1(e) and 1.1(f) will be the Seller's purchase prices augmented by a variable percentage of handling charge.

6.       PAYMENT PROCEDURES AND CONDITIONS

6.1      Currency

         Payment will be made in immediately available funds in Dollars or in the event the Buyer elects to make a payment in the currency in which particular Material is expressed, in such currency. In case of payment for Material the price of which is expressed in currency other than Dollars, the exchange rate valid on the day of actual money transfer will be applied for conversion to Dollars.



                                    LA 1 - 11

6.2      Time and Means of Payment

         Payment will be made by the Buyer to the Seller within thirty (30) days from the date of invoice. It is also agreed that the Seller will provide the Buyer with a credit equal to one percent (1%) of each payment, provided such payment is made by electronic wire transfer within ten (10) days from the date of invoice.

6.3      Bank Accounts

         The Buyer will make all payments hereunder in full without setoff, counterclaim, deduction or withholding of any kind to the accounts listed below, unless otherwise directed by the Seller:

         (a)      For wire transfer, in favor of Airbus Service Company:

                  CoreStates Bank N.A.
                  Account Number 14096-31312
                  ABA Number 031000011

         (b)      For direct deposit (lockbox), in favor of Airbus Service
                  Company:

                  Airbus Service Company
                  PO Box 8500-4555
                  Philadelphia, PA 19178-4555

6.4      Taxes, Duties and Imposts

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, the Buyer's obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind. The Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, imposts, duties or similar charges {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. If the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding


                                    LA 1 - 12

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. The Seller will perform the covenant set forth in Subclause
         4.4.3 of the Agreement with respect to the Material to be delivered hereunder as if Material were included in that clause.

7.       TITLE

         [Intentionally left blank]

8.       PACKAGING

         All Material will be packaged in accordance with ATA 300 Specification, Category III for consumable/expendable Material and Category II for rotables. Category I containers will be used if requested by the Buyer and the difference between Category I and Category II packaging costs will be paid by the Buyer together with payment for the respective Material itself.

9.       DATA RETRIEVAL

         The Buyer undertakes to provide periodically to the Seller, as the Seller may reasonably request, during the Term, a quantitative list of the parts used for maintenance and overhaul of the Aircraft. The range and contents of this list will be established by mutual agreement between the Seller and the Buyer.

10.      BUY-BACK

10.1     Buy-Back of Obsolete Material

         The Seller agrees to buy-back unused Seller Parts that may become obsolete {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} as a result of mandatory modifications required by the Buyer's or Seller's airworthiness authorities, subject to the following:

         (a) the Seller Parts involved shall be those which the Seller directs the Buyer to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard;

         (b) the Seller shall grant the Buyer a credit equal to the purchase price paid by the Buyer for any such obsolete parts, provided the Buyer then has Material on order with the Seller, such credit being limited to quantities ordered in the Initial Provisioning Recommendation,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};


                                    LA 1 - 13

         (c) the Seller shall use its reasonable efforts to obtain for the Buyer the same protection from Vendors and will promptly intervene on the Buyer's behalf if so requested by the Buyer.

10.2     Buy-Back of Surplus Material

10.2.1 The Seller agrees that at any time after {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, the Buyer shall have the right to return to the Seller, at a credit of one hundred percent (100%) of the original purchase price paid by the Buyer, unused and undamaged Material set forth above in Subparagraphs 1.1(a) and 1.1(b) originally purchased during the Initial Provisioning Period from the Seller under the terms hereof, provided (i) if the selected protection level exceeds ninety-six percent (96%) with a turnaround time of forty-five (45) days, parts in excess of such levels will not be covered under the Buy-Back provisions, (ii) Material does not contain any shelf-life limited components with less than ninety percent (90%) of their shelf-life remaining when returned to the Seller, and (iii) that the Material is returned with the Seller's original documentation (including tags and certificates also showing that the Material has not been used) to enable the resale of such Material by the Seller.

10.2.2 Notwithstanding the provisions of Subparagraph 10.2.1 above, in the event that the Buyer elects to procure Material in excess of the Seller's recommendation specified in Subclause 10.2.1(i) above, the Buyer shall so notify the Seller in writing, with due reference to this Paragraph 10. The Seller's agreement in writing is necessary before any Material in excess of the Seller's recommendation may be considered for buy-back.

10.2.3 It is expressly understood and agreed that the rights granted to the Buyer under this Subparagraph 10.2 shall not apply to Material that may become obsolete at any time or for any reason other than as set forth in Subparagraph 10.1 above.

10.2.4 Further, it is expressly understood and agreed that all credits referred to above in Subparagraph 10.1(b) will be provided by the Seller to the Buyer by means of credit notes to be entered into the Buyer's account with the Seller for Material,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

10.3 All transportation costs for the return of obsolete and surplus Material under this Paragraph 10, including any applicable insurance and customs duties or other related expenditures, will be borne by the Seller, in the case of obsolete Material and by the Buyer, in the case of surplus Material.




                                    LA 1 - 14

11.      WARRANTIES

         The Seller in its capacity as "Buyer" under its arrangements with the Manufacturer has negotiated and obtained the following warranties for Seller Parts from the Manufacturer, in its capacity as "Seller," with respect to the Seller Parts, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer, and the Buyer hereby accepts, all of the rights and obligations of the Seller in its capacity as "Buyer" as aforesaid under the warranties for Seller Parts delivered to the Buyer pursuant to this Letter Agreement and the Seller subrogates the Buyer as to all such rights and obligations in respect of such Seller Parts. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned or subrogated without the prior written consent of the Buyer. Capitalized terms utilized in the following provisions have the meanings assigned thereto in this Letter Agreement, except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

QUOTE

11.1     Seller Parts

         Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts as defined above in Subparagraph 1.1(a) will at the time of delivery to the Buyer:

         (a)      be free from defects in material,

         (b) be free from defects in workmanship, including, without limitation, processes of manufacture,

         (c) be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design.

11.2     Warranty Period

         The warranty period for Seller Parts is {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

11.3     Buyer's Remedy and Seller's Obligation

         The Buyer's remedy and Seller's obligation and liability under this Paragraph 11 are limited to the repair, replacement or correction, at the Seller's expense and option, of any defective Seller Part.



                                    LA 1 - 15

         The Seller, at its option, may furnish a credit to the Buyer for the future purchase of Seller Parts equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Seller Part,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         The provisions of Subclauses 12.1.5, 12.1.6 and 12.1.7 of the Agreement will, as applicable, also apply to this Paragraph 11.

11.4 Exclusivity of Warranties and General Limitations of Liability and Duplicate Remedies

         The Buyer and the Seller recognize and agree that the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions contained in Clause 12 of the Agreement will also apply to the foregoing warranties provided for in this Paragraph 11.

UNQUOTE

         In consideration of the assignment and subrogation by the Seller under this Paragraph 11 in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained.

         EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS
         OF LIABILITY AND DUPLICATE REMEDIES

         EXCEPT FOR REMEDIES PROVIDED ELSEWHERE IN THIS LETTER AGREEMENT, THIS PARAGRAPH 11 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED UNDER THIS LETTER AGREEMENT.

         THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO:


                                    LA 1 - 16

         (1) ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

         (2) ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE;

         (3)      ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

         (4) ANY RIGHT, CLAIM OR REMEDY FOR TORT, INCLUDING ACTIONS FOR NEGLIGENCE, RECKLESSNESS, INTENTIONAL TORTS, IMPLIED WARRANTY IN TORT AND/OR STRICT LIABILITY;

         (5) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE, OR ANY OTHER STATE OR FEDERAL STATUTE;

         (6) ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

         (7)      ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED
                  FOR:

                  (a) LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

                  (b) LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

                  (c)      LOSS OF PROFITS AND/OR REVENUES;

                  (d)      ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

         THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 11 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 11 SHALL REMAIN IN FULL FORCE AND EFFECT.

         The remedies provided to the Buyer under this Paragraph 11 as to any defect in respect of the Material, are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 11 for any such particular defect for which


                                    LA 1 - 17
         remedies are provided under this Paragraph 11, provided however, that the Buyer will not be entitled to elect a remedy under one part of this Paragraph 11 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect, and provided further that the Buyer's rights and remedies herein for nonperformance of any obligation or liability of the Seller arising under these warranties will be in monetary damages limited to the right and remedies specifically set forth in this Paragraph 11.

         NEGOTIATED AGREEMENT

         The Buyer and the Seller agree that this Paragraph 11 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in Subparagraph 11.4 above.

12.      LEASING

         [Intentionally Deleted]

13.      TERMINATION

         Any termination under Clause 10, 11 or 21 of the Agreement or Letter Agreements thereto will discharge all obligations and liabilities of the parties hereunder with respect to such undelivered Material, services, data or other items to be purchased hereunder that are applicable to those Aircraft as to which the Agreement has been terminated, provided however, that in the event of a termination under Clause 10 or 11 of the Agreement, the Buyer shall be allowed to return unused or undamaged surplus Material to the Seller pursuant to Subparagraph 10.2 above (without regard to the time periods specified therein), and relating to those Aircraft as to which the Agreement has been terminated.

14.      ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 14 will be void and of no force or effect.



                                    LA 1 - 18

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                                     Very truly yours,

                                                     AVSA, S.A.R.L.


                                                     By:  /s/ Michele Lascaux

                                                     Its:  Director Contracts




Accepted and Agreed

AMERICA WEST AIRLINES, INC.

By:  /s/ S. L. Johnson

Its:  Sr. Vice President - Legal Affairs



                                    LA 1 - 19

                             LETTER AGREEMENT NO. 2

                                                        As of September 12, 1997


America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      AIRCRAFT ORDER FLEXIBILITY

Dear Ladies and Gentlemen:

         America West Airlines, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.       GROWTH AIRCRAFT

         In consideration of the Buyer entering into the Agreement, the Seller grants the Buyer certain flexibility rights as set out in this Letter Agreement with respect to the delivery of A320 Aircraft numbers {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (the "Growth Aircraft").

1.1      Growth Aircraft Conversion Rights

         The Seller grants the Buyer the right to convert {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} the Growth Aircraft into {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

         PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (the "Converted Growth Aircraft", upon effectivity of the conversion, also an Aircraft) in accordance with the terms and conditions contained in this Paragraph 1 (the "Growth Aircraft Conversion Right"), {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2.     Growth Aircraft Conversion Procedure and Delivery Dates

1.2.1 The Buyer may exercise the Growth Aircraft Conversion Right upon written notice (the "Growth Aircraft Conversion Election Notice") delivered to the Seller {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.3      Conversion Irrevocable

         It is further understood that the exercise of any Growth Aircraft Conversion Right that will have been made hereunder and agreed to by the Buyer and the Seller {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.4      Commercial Terms Applying to the Converted Growth Aircraft

1.4.1 Unless set forth to the contrary in the Agreement, all terms and conditions applicable to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.4.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.


                                    LA 2 - 2

1.4.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.4.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.5      Application of Agreement

         The parties hereto acknowledge and agree that unless set forth to the contrary in this Letter Agreement, the terms and conditions of the Agreement will apply to the Converted Growth Aircraft.

1.6 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

1.6.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.6.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.7      Commercial Terms Applying to Growth Aircraft

         All terms and conditions applying to the A320 Aircraft shall apply to the Growth Aircraft, provided that the Seller shall {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.       A319 AIRCRAFT

2.1      A319 Aircraft Conversion Rights

         The Seller grants the Buyer the right to convert {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} A319 Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (the "Converted A319 Aircraft") in accordance with the terms and conditions contained in this Paragraph 2 (the "A319 Aircraft Conversion Right").


                                    LA 2 - 3

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2      A319 Aircraft Conversion Procedure and Delivery Dates

2.2.1 The Buyer may exercise the A319 Aircraft Conversion Right upon written notice (the "A319 Conversion Election Notice") delivered to the Seller {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.3      Conversion Irrevocable

         It is further understood that any A319 Conversion Right that will have been exercised hereunder and agreed to by the Buyer and the Seller {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.4      Commercial Terms Applicable to Converted A319 Aircraft

2.4.1 Unless set forth to the contrary in the Agreement, all terms and conditions applicable to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.4.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.4.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.4.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.


                                    LA 2 - 4

2.5      Application of Agreement

         The parties hereto acknowledge and agree that unless set forth to the contrary in this Letter Agreement, the terms and conditions of the Agreement will apply to the Converted A319 Aircraft.

3.       A320 FAMILY PURCHASE OPTIONS

3.1      Scope

         The Seller grants the Buyer the right to purchase up to forty (40) additional A319, A320 or A321-200 aircraft (each a "Purchase Option Aircraft") and to convert the Purchase Option Aircraft into Aircraft, as set forth below in Subparagraph 3.2. The Purchase Option Aircraft will be delivered between the beginning of 2001 and the end of 2005 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.2      Delivery and Purchase Options Exercise

3.2.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.3      Purchase Option Aircraft Pricing

         The Base Price of the Purchase Option Aircraft will be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.4      Other Matters

         Each Purchase Option Aircraft converted to a firm order will be an Aircraft for the purposes of the provisions of Clauses 1 through 22 of the Agreement, the Exhibits to the Agreement and {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.




                                    LA 2 - 5

4. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

4.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                        Very truly yours,

                                        AVSA, S.A.R.L.

                                        By:  /s/ Michele Lascaux
                                             -------------------
                                        Its:  Director Contracts


Accepted and Agreed

AMERICA WEST AIRLINES, INC.

By:  /s/ S. L. Johnson
     -----------------------------------
Its:  Sr. Vice President - Legal Affairs


                                    LA 2 - 6

                                                                      APPENDIX 1

1.       A321-200 AIRCRAFT

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, this Appendix 1 sets forth the specification, prices, propulsion systems and purchase incentives applicable to either {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ("A321-200 Aircraft").

2.       SPECIFICATION

         The A321-200 Aircraft will be manufactured in accordance with the A321 Standard Specification, Document No. E.000.02000, Issue 1, dated June 30, 1995, (the "A321 Standard Specification" which is annexed hereto as Exhibit B to Appendix 1) as modified by the SCNs listed in Exhibit C to Appendix 1 hereto and as may be further modified from time to time, pursuant to the provisions of Clause 3 of the Agreement, with an MTOW of 89 tonnes,{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (the "A321 Specification").

3.       PRICE

3.1      A321-200 Aircraft

         The "Base Price" of the A321-200 Aircraft will be the sum of:

         (i)      the Base Price of the A321-200 Airframe, and

         (ii)     the Base Price of the A321-200 Aircraft Propulsion Systems.

3.1.1    Base Price of the A321-200 Airframe

3.1.1.1 The Base Price of the A321-200 Airframe is the sum of the Base Prices set forth below in (i) and (ii):

         (i) the Base Price of the A321-200 Airframe, as defined in the A321 Standard Specification set forth in Exhibit B to Appendix 1 hereto (excluding A321 Propulsion Systems but taking into account the A321-200 marketing allowances given to the Seller by the Propulsion Systems manufacturer) and all SCNs set forth in Exhibit C to Appendix 1, Part 1 hereto is:

                  US ${CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                  (Dollars-{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}).

         (ii) the Base Price of the SCNs set forth in Exhibit C to Appendix 1, Part 2 hereto is:

                  US ${CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                  (Dollars--{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}).

3.1.1.2 The Base Price of the A321-200 Airframe is quoted at delivery conditions prevailing in January 1996 and will be revised to the actual delivery date of each A321-200 Aircraft in accordance with the Airframe Price Revision Formula set forth in Exhibit D to the Agreement.

3.1.2    Base Price of the A321-200 Aircraft Propulsion System

3.1.2.1 The Buyer has selected the IAE V2533-A5 Propulsion Systems to equip the A321-200 Aircraft.

         The Base Price of a set of two (2) IAE V2533-A5 Propulsion Systems including related equipment, nacelles, and thrust reversers at delivery conditions prevailing in January 1996 including the engine condition monitoring option is:

                  US ${CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                  (Dollars-{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT})

                  (hereinafter, the "V2533-A5 Base Price").

         The V2533-A5 Base Price has been calculated with reference to the V2533-A5 Reference Price indicated by International Aero Engines of US ${CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE


                                 LA 2/App. 1 - 2

         COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} (Dollars-{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}) in accordance with economic conditions prevailing in March 1988.

         The V2533-A5 Reference Price is subject to adjustment to the date of delivery of each A321-200 Aircraft in accordance with the International Aero Engines Price Revision Formula set forth in Exhibit A to Appendix 1 of this Letter Agreement.

3.1.2.2 It is understood that the prices and price revision formula cited above for the Propulsion Systems and related equipment are based on information received from the Propulsion Systems manufacturer and remain subject to any modification that might be communicated by the Propulsion Systems manufacturer to the Manufacturer, the Seller and/or the Buyer.

3.2.     Final Contract Price

         The Final Contract Price of an A321-200 Aircraft will be the sum of:

         (i) the Base Price of the A321-200 Airframe constituting a part of such A321-200 Aircraft, as adjusted to the date of delivery of such A321-200 Aircraft in accordance with Exhibit D to the Agreement;

         (ii)     the price (as of delivery conditions prevailing in January
                  1996) of any SCNs constituting a part of such A321-200 Aircraft that are entered into pursuant to Clause 3 of the Agreement after the date of execution of this Letter Agreement, as adjusted to the date of delivery of such A321-200 Aircraft in accordance with Exhibit D to the Agreement;

         (iii) the V2533-A5 Reference Price of the installed Propulsion Systems constituting a part of such A321-200 Aircraft, as adjusted to the date of delivery of such A321- 200 Aircraft in accordance with Exhibit A to Appendix 1 to this Letter Agreement; and

         (iv) any other amount resulting from any other provisions of the Agreement and/or any other written agreement between the Buyer and the Seller relating to the A321-200 Aircraft and specifically making reference to the Final Contract Price of an A321-200 Aircraft.

4.       A321-200 AIRCRAFT PURCHASE INCENTIVES

4.1. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.


                                 LA 2/App. 1 - 3

4.2. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.




                                 LA 2/App. 1 - 4

                                                                       EXHIBIT A
                                                                   TO APPENDIX 1

                INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

l.       REFERENCE PRICE

         The V2533-A5 Reference Price of a set of two (2) International Aero Engines V2533-A5 Propulsion Systems is as quoted in Subparagraph
         3.1.2.1 of Appendix 1 to this Letter Agreement.

         This V2533-A5 Reference Price is valid for Aircraft {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, and is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit A to Appendix 1.

2.       REFERENCE PERIOD

         The above V2533-A5 Reference Price has been established in accordance with the economic conditions prevailing in March 1988 (or July 1988 theoretical delivery conditions) as defined, according to International Aero Engines, by the HEb, MMPb and EPb index values indicated in Paragraph 4 of this Exhibit A to Appendix 1.

3.       INDEXES

         Labor Index: "Aircraft Engines and Engine Parts" Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data:
         Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry) or such other names which may be from time to time used for the publication title and/or table.

         Material Index: "Metals and Metal Products" Code l0 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100.) or such other names which may be from time to time used for the publication title and/or table.

         Energy Index: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.

4.       REVISION FORMULA

         Pn       =        Pb [(0.60 HEn)/HEb + (0.30 MMPn)/MMPb + (0.l0
                           EPn)/EPb]

         Where

         Pn       =        Revised V2533-A5 Reference Price of a set of two (2)
                           Propulsion Systems at delivery of the Aircraft.

         Pb       =        V2533-A5 Reference Price at March 1988 economic
                           conditions.

         HEn      =        HE SIC 3724 for the fourth month prior to the month
                           of delivery of the Aircraft.

         HEb      =        HE SIC 3724 for March 1988 (= 13.58)

         MMPn     =        MMP-Index for the fourth month prior to the month of
                           delivery of the Aircraft.

         MMPb     =        MMP-Index for March 1988 (= 115.4)

         EPn      =        EP-Index for the fourth month prior to the month of
                           delivery of the Aircraft.

         EPb      =        EP-Index for March 1988 (= 65.9)

         In determining the revised V2533-A5 Reference Price each quotient ((0.60 HEn)/HEb, (0.30 MMPn)/MMPb, (0.l0 EPn)/EPb) will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more the preceding decimal place will be raised to the next higher figure.

         After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).

5.       GENERAL PROVISIONS

5.1 The revised V2533-A5 Reference Price at delivery of the Aircraft will be the final price and will not be subject to further adjustments in the indexes.




                             LA 2/App. 1/Exh. A - 2

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the revised V2533-A5 Reference Price will be computed.

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit A to Appendix 1 or discontinues any of these indexes, the Seller will, in agreement with International Aero Engines, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the formula will be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the V2533-A5 Reference Price will be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable V2533-A5 Reference Price indexes to the fourth month prior to the scheduled delivery of the Aircraft.

5.5 The revised V2533-A5 Reference Price at delivery of the Aircraft in no event will be less than the V2533-A5 Reference Price defined in Paragraph 1 of this Exhibit A to Appendix 1.




                             LA 2/App. 1/Exh. A - 3

                                                                       EXHIBIT B
                                                                   TO APPENDIX 1



     The A321-200 Standard Specification is contained in a separate folder.

                                                                       EXHIBIT C
                                                                   TO APPENDIX 1


                       CHANGE ORDERS TO A321-200 AIRCRAFT
                          STANDARD SPECIFICATION (SCNs)




All Change orders listed in this Exhibit C to Appendix 1 Part 1 and Part 2 shall be SCNs for the purpose of Subparagraph 3.1.1 of Appendix 1 to this Letter Agreement No. 2. All prices are expressed in January 1996 delivery conditions and are subject to escalation in accordance with the provisions of this Agreement.

                                                                       EXHIBIT C
                                                                   TO APPENDIX 1
                                                                          Part 1


================================================================================
ATA CHAPTER                 TITLE
--------------------------------------------------------------------------------
{CONFIDENTIAL               {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                 COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
FILED                       TREATMENT}
SEPARATELY
WITH THE
SECURITIES
AND EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}
================================================================================

                                                                       EXHIBIT C
                                                                   TO APPENDIX 1
                                                                          Part 2



================================================================================
ATA CHAPTER                  TITLE
--------------------------------------------------------------------------------
{CONFIDENTIAL                {CONFIDENTIAL MATERIAL OMITTED AND FILED
MATERIAL                     SEPARATELY WITH THE SECURITIES AND EXCHANGE
OMITTED AND                  COMMISSION PURSUANT TO A REQUEST FOR
FILED                        CONFIDENTIAL TREATMENT}
SEPARATELY
WITH THE
SECURITIES AND
EXCHANGE
COMMISSION
PURSUANT TO A
REQUEST FOR
CONFIDENTIAL
TREATMENT}
================================================================================

                             LETTER AGREEMENT NO. 3



                                                        As of September 12, 1997


America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      PURCHASE INCENTIVES

Dear Ladies and Gentlemen:

         America West Airlines, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} CREDIT MEMORANDUM

1.1 The Seller will provide to the Buyer a credit memorandum in the amount of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

2.1 In consideration of the Buyer's order for the Aircraft, the Seller will provide to the Buyer a credit memorandum in the amount of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2 Further, the Seller will provide to the Buyer a credit memorandum in the amount of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

2.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} CREDIT MEMORANDUM

3.1 The Seller will provide to the Buyer a credit memorandum in the amount of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

4.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}:

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}:




                                    LA 3 - 2

         (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}:

5. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

5.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         The Seller will provide the Buyer with {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} credit memorandum in the amount of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

7. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}




                                    LA 3 - 3

8.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}; and

         (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.4.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.4.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.4.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.4.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.4.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}




                                    LA 3 - 4

8.4.6 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.5.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.5.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.5.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.5.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.5.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.5.6 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.6 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.6.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.6.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}




                                    LA 3 - 5

         (a) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (b) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.6.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.6.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

9.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 9 will be void and of no force or effect.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                        Very truly yours,

                                        AVSA, S.A.R.L.


                                        By:  /s/ Michele Lascaux
                                             -------------------
                                        Its:  Director Contracts


Accepted and Agreed

AMERICA WEST AIRLINES, INC.


By:  /s/ S. L. Johnson
     -----------------------------------
Its:  Sr. Vice President - Legal Affairs




                                    LA 3 - 6

                                                                   APPENDIX 1 TO
                                                          LETTER AGREEMENT NO. 3


          {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                             CONFIDENTIAL TREATMENT}

1) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                             LETTER AGREEMENT NO. 4


                                                        As of September 12, 1997

America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      PREDELIVERY PAYMENTS

Dear Ladies and Gentlemen:

         America West Airlines, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1. PRIOR AGREEMENTS, PAYMENTS AND {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

1.1      Old Predelivery Payments

         The Seller acknowledges that, as of even date herewith, the Buyer has paid to the Seller cash Predelivery Payments in accordance with the 1990 Purchase Agreement in the total amount of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2      Deposits

         The Seller acknowledges that prior to the date hereof the Buyer has paid the Seller cash deposits for the Aircraft as follows (the "Cash Deposits"):

         (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

         (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

         (iii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} PREDELIVERY PAYMENTS

2.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} predelivery payments ({CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}) will be paid by the Buyer to the Seller {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}:

         (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}; and

         (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.


                                    LA 4 - 2

         (iii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

2.2.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.3      Adjustment of Predelivery Payments

2.3.1 Predelivery Payment {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Adjustment

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.3.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

2.3.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

2.3.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.4      Buyer's Breach of the Agreement

         Notwithstanding the other provisions of the Agreement, in the event the Buyer materially breaches its obligations under the Agreement {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.



                                    LA 4 - 3

2.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

3.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

3.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

3.4.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.4.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.4.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.4.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.4.4.1  (a)      {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT}.




                                    LA 4 - 4

         (b) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.4.4.2  (a)      {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
                  SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                  CONFIDENTIAL TREATMENT}.

         (b) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.4.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.6 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.7 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

4.       OTHER MATTERS REGARDING PREDELIVERY PAYMENTS FOR PURCHASE OPTIONS

         This Paragraph 4 shall be for the sake of clarification only.

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.



                                    LA 4 - 5

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                        Very truly yours,

                                        AVSA, S.A.R.L.


                                        By:  /s/ Michele Lascaux
                                             -------------------

                                        Its:  Director Contracts

Accepted and Agreed

AMERICA WEST AIRLINES, INC.



By:  /s/ S. L. Johnson
     -----------------------------------

Its:  Sr. Vice President - Legal Affairs




                                    LA 4 - 6

                                                                      APPENDIX 1

{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (a) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (b) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (c) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (d) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.6 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.7 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

2.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         (a) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                  (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

                  (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (b) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.



                                 LA 4/App. 1 - 2

         (c) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.6 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (a) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

         (b) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

         (c) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

         (d) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

         (e) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

         (f) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (g) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

         (h) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.


                                 LA 4/App. 1 - 3

4. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

4.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (a) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (b) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}:

                  (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}; or

                  (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         (c) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.



                                 LA 4/App. 1 - 4

5. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         (a) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (b) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}:

                  (x) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, and

                  (y) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (c) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (d) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (a) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

         (b) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};


                                 LA 4/App. 1 - 5

         (c) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

         (d) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}:

                  (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT},

                  (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT},

                  (iii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT},

                  (iv) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT},

                  (v) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, or

                  (vi) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}:




                                 LA 4/App. 1 - 6

                  (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}; or

                  (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}; or

                  (iii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}; or

                  (iv) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}; or

                  (v) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.6 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

7. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.



                                 LA 4/App. 1 - 7

8. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

9. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

10. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

11. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (a) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (b) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (c) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.




                                 LA 4/App. 1 - 8

IN WITNESS WHEREOF, AMERICA WEST AIRLINES, INC. has caused this {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} to be signed in its corporate name by its officer thereunto duly authorized, and to be dated as of the day and year first above written.


                                        AMERICA WEST AIRLINES, INC.



                                        By:

                                        Its: ______________________




                                 LA 4/App. 1 - 9

                                                                      APPENDIX 2


{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}


--------------------------------------------------------------------------------
{CONFIDENTIAL                   {CONFIDENTIAL                 {CONFIDENTIAL
MATERIAL OMITTED                MATERIAL                      MATERIAL OMITTED
AND FILED                       OMITTED AND                   AND FILED
SEPARATELY WITH                 FILED                         SEPARATELY WITH
THE SECURITIES AND              SEPARATELY                    THE SECURITIES AND
EXCHANGE                        WITH THE                      EXCHANGE
COMMISSION                      SECURITIES AND                COMMISSION
PURSUANT TO A                   EXCHANGE                      PURSUANT TO A
REQUEST FOR                     COMMISSION                    REQUEST FOR
CONFIDENTIAL                    PURSUANT TO A                 CONFIDENTIAL
TREATMENT}                      REQUEST FOR                   TREATMENT}
                                CONFIDENTIAL
                                TREATMENT}
--------------------------------------------------------------------------------

            {CONFIDENTIAL MATERIAL OMITTED AND                {CONFIDENTIAL
          FILED SEPARATELY WITH THE SECURITIES                MATERIAL OMITTED
              AND EXCHANGE COMMISSION PURSUANT                AND FILED
                 TO A REQUEST FOR CONFIDENTIAL                SEPARATELY WITH
                                    TREATMENT}                THE SECURITIES AND
                                                              EXCHANGE
                                                              COMMISSION
                                                              PURSUANT TO A
                                                              REQUEST FOR
                                                              CONFIDENTIAL
                                                              TREATMENT}
--------------------------------------------------------------------------------

                             LETTER AGREEMENT NO. 5



                                                        As of September 12, 1997


America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      TRAINING MATTERS

Dear Ladies and Gentlemen:

         America West Airlines, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The Seller will provide the training services described in this Letter Agreement on the terms and conditions described herein.

1.       TRAINING PACKAGE

         The whole range of training services described in this Paragraph 1 shall be provided by the Seller to the Buyer free-of-charge (the "Training Package"). The general terms set forth in Paragraph 5 of this Letter Agreement shall apply to this Training Package.

1.1      Simulator Time

         The Seller will provide or cause a third party to provide (i) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} of full flight simulator ("FFS") time {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and (ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} of fixed base simulator ("FBS") time {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. The Seller will provide such FFS and FBS time (i) pursuant to a schedule to be mutually agreed at the training conference referred to in Subparagraph 5.1.2 below and (ii) having regard to the phase-in of the Aircraft into the Buyer's fleet pursuant to the Aircraft delivery schedule set forth in Clause 9 of the Agreement. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2      Operations/Performance Courses

         The Seller will, upon the Buyer's written request, provide or cause to be provided free-of- charge to the Buyer {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} to be used for the training courses listed in Appendix A to this Letter Agreement. Courses will be scheduled only for a minimum/maximum number of participants to be agreed upon at the training conference, and may take place in at the Airbus training center located in Miami, Florida, or at the Buyer's base in accordance with the provisions of this Letter Agreement No. 5.

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.3      Maintenance Courses

1.3.1    Maintenance Training

         The Seller will, upon the Buyer's written request, train or cause to be trained free-of- charge the Buyer's ground personnel for a training period equivalent to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR


                                    LA 5 - 2

         CONFIDENTIAL TREATMENT} of instruction for the whole range of courses listed in Appendix B hereto. The number of EM-07 (Engine Run-up) courses will be limited to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         The courses will only be scheduled for the minimum/maximum number of participants as agreed upon at the training conference. The trainee-days will be debited as follows:

         (i) For instruction at the Seller's training centers, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         (ii) For instruction at locations other than the Seller's training centers, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. The Buyer will reimburse the expenses for the instructors as set forth in Subparagraph
                  5.1.7 below.

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.3.2    Maintenance Line Training

         In order to assist the Buyer with practical line training, such as Aircraft handling and servicing, flight crew/maintenance coordination, use of manuals and any other activities that the instructor might deem necessary, the Seller will, upon the Buyer's written request, provide or cause to be provided to the Buyer, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} at the Buyer's base.

         The Buyer will reimburse the expenses for the instructor as set forth in Subparagraph 5.1.7 below. Additional maintenance instructors can be provided at the Buyer's expense.

1.4      Simulator Data Package

         The Seller shall provide the Buyer with {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.


                                    LA 5 - 3

1.5      A319 VACBI Courseware

         The Seller shall provide the Buyer with {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} of each of an A319 VACBI flight crew computer based training courseware and an A319 VACBI maintenance computer based training courseware ({CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}) at dates to be mutually agreed. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. Such courseware shall be the Seller's standard courseware. It is agreed that any costs associated with adapting the Seller's courseware to the hardware acquired by the Buyer shall be borne by the Buyer.

         The A319 VACBI courseware, as revised, will be for the training of the Buyer's personnel only.

         The Seller shall also, if so requested by the Buyer, provide {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} VACBI maintenance course training and shall reasonably assist the Buyer in implementing its own VACBI instruction.

1.6      Update of A320 VACBI Courseware

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.       A319/A321 AIRCRAFT TRAINING PACKAGE CREDIT

2.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.



                                    LA 5 - 4

3.       VENDORS AND PROPULSION SYSTEMS MANUFACTURER TRAINING

         The Seller will ensure that the major Vendors and the Propulsion Systems manufacturer will provide maintenance and overhaul training on their products at appropriate times.

         A list of the Vendors concerned has been furnished to the Buyer, as of the date hereof.

4.       FMGS FREE-PLAY TRAINER

         The Seller will provide the Buyer with {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} FMGS (flight management and guidance system) 3D free-play trainer at a cost {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, to support the Buyer's in-house training requirements. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.       TRAINING AND TRAINING AIDS

5.1      General

5.1.1    Training Sites

         The Seller will provide training services, or cause training services to be provided, for the Buyer's personnel at the Airbus training center located in Toulouse, France, or Miami, Florida, as more fully described in this Paragraph 5.

         Certain training may also be provided by the Seller at the Buyer's base or any other location (providing for an FAA-approved training facility in the event of flight training), if and when practicable for the Seller and the Buyer, under terms and conditions to be mutually agreed.

         The location at which training services will be provided will be mutually agreed at the training conference referenced below in Subparagraph 5.1.2. The Seller will endeavor to use Miami or North America as a training site.

5.1.2    Training Conference

         Training courses provided for the Buyer's personnel will be scheduled at dates mutually agreed during a training conference to be held within six (6) weeks of the date hereof. The courses will be scheduled for a minimum number of participants, to be agreed upon at the training conference.


                                    LA 5 - 5

5.1.3    Course Level

         Training courses provided for the Buyer's personnel will be the Seller's standard courses.

         The academic curricula will be modified to include information on the Specification (with the exception of Buyer Furnished Equipment and SSBFE) as known at the latest six (6) months prior to the start of the first course. The training equipment used for flight and maintenance crew training will reflect the Specification as closely as possible but will not necessarily be fully customized. The Seller will be responsible for all training course syllabi, training aids, and training equipment necessary for the organization of the training courses.

5.1.4    Course Prerequisites

         Training will be performed in English, and all training materials will be supplied in English using aeronautical terminology in common use.

         Avionics specialists must have knowledge of digital techniques including ARINC 429 liaisons.

         The Buyer will be responsible for the selection of training and for any liability with respect to entry level knowledge of the trainees.

5.1.5    Attendance and Performance

         In fulfillment of its obligation to provide training courses, the Seller will deliver to the trainees a certificate of completion at the end of such training courses. This certificate does not represent authority or qualification by any official civil aviation authority, but may be presented to such authority as an attestation of completion of the Seller's training courses.

         The Seller will provide the Buyer with an attendance list of the trainees for each course and with the validated performance of each trainee.

         It is understood that the Seller's standard courses are designed and approved to bring jet transport specialists to a professional knowledge of the Aircraft. However, the Seller will not be held liable for the unsatisfactory performance of any individual trainee for whatever reason originating from the Buyer, including, but not limited to, entry level or learning capacity.

5.1.6    Additional Training

         Supply of an additional number of courses for the Buyer's personnel, over and above those provided free-of-charge pursuant to the Agreement, and the supply of other additional training services can be provided at the Buyer's expense, subject to availability.


                                    LA 5 - 6

         On the Buyer's request and/or on the Seller's advice and subject to mutual agreement, an extension in duration, a repetition or a deviation from the standard of any course to be given or in progress (for reasons due to the Buyer, including, but not limited to unsatisfactory performance of the trainees) may be provided. Extensions exceeding the Buyer's trainee-day allowance set forth hereunder will be at the Buyer's expense.

5.1.7    Training at the Buyer's Base

         In the event that, at the Buyer's request, training is provided by the Seller's instructors at any location other than the Seller's training center in Toulouse, France, or Miami, Florida, the Buyer will reimburse the Seller for all the actual expenses related to the assignment of its instructors and their performance of the duties as aforesaid {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

         The Buyer will transport the Seller's instructors on the Buyer's route network. When the use of the Buyer's route network is not feasible or practical, the Buyer will reimburse the Seller for transportation on other airlines.

         It is understood that transportation of the Seller's instructors includes travel to and from the Seller's training center and the place of assignment.

         The training equipment necessary for course performance on the Buyer's request at any base other than the Seller's will be provided by the Buyer in accordance with the Seller's specifications.

         In the event the relevant equipment cannot be made available by the Buyer, this equipment will, when practicable, be provided by the Seller and sent by air from Miami, Florida, to the course location and back to Miami, Florida, at the Buyer's expense.

         The Seller will not be responsible for any and all delays in the performance of training outside the Seller's training centers associated with transportation services described above.

5.1.8    Insurance

         The Buyer will provide the Seller with a certificate of insurance evidencing coverage required under the provisions of Subparagraph 5.3 hereunder.


                                    LA 5 - 7

5.1.9    Buyer's Personnel Transportation

         (i) When training is performed in Toulouse, France, the Seller will provide free-of-charge local transportation by bus for the Buyer's trainees to and from designated pick up points and the training center. The Seller will also provide each flight crew with a rented car or taxi transportation as from the beginning of the Fixed Base Simulator (FBS) phase of the course to enable the crew to attend either simulator or flight sessions at any time.

         (ii) When training is performed in Miami, Florida, the Seller will provide free-of-charge for the Buyer's trainees and for each flight crew a rented car or taxi transportation as from the beginning of the transition course.

         (iii) The rental cars will be provided on an unlimited mileage basis, provided however that gas and fines shall be at the Buyer's expense.

5.2      Training Aids and Materials

         For the purposes of this Paragraph 5, training aids will be understood to (a) include all printed course materials, including manuals and supporting documents, and (b) exclude all computer hardware, software (except performance software made available by the Seller to the Buyer during the Seller's course) and courseware (including simulators and simulator data packages) and all other equipment.

         Training aids and materials are for trainees receiving the training referred to in Paragraph 1 herein and will be free-of-charge.

         Training aids will be "FOR TRAINING ONLY," and as such are supplied for the sole and express purpose of training.

         All training aids and materials supplied to the Buyer are for the training of the Buyer's personnel only. The Buyer undertakes not to divulge the contents thereof to any third party without the prior agreement of the Seller, save as required pursuant to any governmental, contractual or legal requirement imposed upon the Buyer.

         The Buyer acknowledges that the training aids contain trade secrets and commercial, financial and proprietary information that is privileged, confidential and covered by copyrights. Therefore, the contents of the training aids will not be disclosed to any person, governmental agency, company, corporation or other party except as such disclosure is required by law.


                                    LA 5 - 8

5.3      Indemnity and Insurance

         The Buyer will indemnify and hold harmless the Seller, the Manufacturer, each of the Associated Contractors and their respective Affiliates, directors, officers, agents and employees from and against all liabilities, damages, losses, loss of use, costs and expenses (i) for all injuries to and death of persons (excepting injuries to and death of the Seller's representatives providing the services described in this Letter Agreement) caused by the Seller or its representatives and (ii) for loss of or damage to property (excepting loss of or damage to property of the Seller's representatives) caused by the Seller or its representatives, in either case when arising out of or in connection with the provision of services under this Letter Agreement. This indemnity of the Buyer will not apply for any such liabilities, damages, losses, costs or expenses arising out of or caused by the willful misconduct or negligence of the Seller's representatives.

         The Seller will indemnify and hold harmless the Buyer, its directors, officers, agents and employees from and against all liabilities, damages, losses, costs and expenses (i) for injuries to or death of the Seller's representatives providing the services described in this Letter Agreement, (ii) for loss of or damage to property of the Seller's representatives or (iii) arising out of or caused by the willful misconduct or negligence of the Seller's representatives. With respect to subclauses (i) and (ii) of the preceding sentence, the Seller will not be obligated to indemnify or hold harmless the Buyer where the Seller's liabilities, damages, losses, costs or expenses arise from the Buyer's gross negligence or willful misconduct.

         In the event any claim is made or lawsuit is brought against either party (or its respective directors, officers, agents or employees) for damages for death or injury or for property damage, the liability for which has been assumed by the other party pursuant to this Subparagraph 5.3, the former (indemnitee) will promptly give notice to the other party (indemnitor), and the indemnitor will assume and conduct the defense thereof, and will have the right to effect any settlement that it, in its opinion, deems proper except that the indemnitor may not effect any settlement which includes any admission, settlement, or compromise to be made by the indemnitee without the indemnitee's consent. In such case, the indemnitor agrees to keep the indemnitee fully advised of the conduct of the defense. In the event that the indemnitor does not assume and conduct the defense of the claim or lawsuit, then the indemnitee will have the right to proceed with the defense of the claim or lawsuit as it deems appropriate and will have an action against the indemnitor for any judgments, settlements, costs or expenses incurred in conducting the defense. For the purpose of this Subparagraph 5.3, a claim or lawsuit against the Manufacturer or any of the Associated Contractors or any of their respective directors, officers, agents or employees will be deemed to be a claim or lawsuit against the Seller.

         For the period of performance described in this Letter Agreement, the Buyer will (i) indemnify and waive any rights of recourse or subrogation against the Seller, the Manufacturer, each of the Associated Contractors, and their respective Affiliates, directors, officers, agents, and employees in respect of all risks hull insurance policy, and


                                    LA 5 - 9

         (ii) effect insurance to cover third-party liability risks arising during the performance in an amount satisfactory to the Seller, naming the Seller and its directors, officers, agents and employees as additional insureds. Such insurance will contain a cross-liability clause and will also contain a thirty (30)-day notice-of-cancellation provision. Upon request, the Buyer will deliver to the Seller a certificate of insurance evidencing the coverage required by this Subparagraph 5.3.

6.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                                     Very truly yours,

                                                     AVSA, S.A.R.L.


                                                     By:  /s/ Michele Lascaux

                                                     Its:  Director Contracts


Accepted and Agreed

AMERICA WEST AIRLINES, INC.



By:  /s/ S. L. Johnson

Its:  Sr. Vice President - Legal Affairs



                                    LA 5 - 10

                                                                      APPENDIX A

                   LIST OF A319 OPERATIONS/PERFORMANCE COURSES

         JM01     MANAGEMENT SURVEY COURSE

         JM02     PERFORMANCE ENGINEER'S COURSE

         JM03     DISPATCHER'S COURSE

         JMC5     FLIGHT CREW GROUND INSTRUCTOR'S COURSE

         JM06     WEIGHT AND BALANCE COURSE

         JM07     LOAD MASTER TRANSITION

         JM08     ETOPS DISPATCHER

         JM38     DISPATCHER TRANSITION AND ETOPS QUALIFICATION

         JM67     WEIGHT AND BALANCE, LOAD MASTER TRANSITION

Note: The above list of courses is provided for information only and is subject to modifications. Similar courses can be provided for the A321-200 Aircraft

                                                                      APPENDIX B

                    LIST OF STANDARD A319 MAINTENANCE COURSES

         JM01              GENERAL FAMILIARIZATION

         JM02              RAMP AND TRANSIT

         JM31              LINE MECHANICS/AVIONICS  (LEVEL 2)

         JM42              BASE MECHANICS, ELECTRICS AND AVIONICS (LEVEL 3)

         JM45              BASE MECHANICS AND ELECTRICS (LEVEL 3)

         JM52              BASE ELECTRICS AND AVIONICS (LEVEL 3 )

         JM07              ENGINE RUN-UP

         JM09              MECHANIC CONTROL RIGGING

         JM10              CABIN INTERIOR AND EMERGENCY EQUIPMENT

         JM11              STRUCTURE REPAIR

         JM12              ON THE JOB PRACTICAL TRAINING

         JM16              SPECIFIC NONDESTRUCTIVE TESTING

         JM17              COMPOSITE STRUCTURE REPAIR

         JM18              ETOPS MAINTENANCE

         JM20              AIRCRAFT INTEGRATED DATA SYSTEM MAINTENANCE

         JMG04             CARGO LOADING AND HANDLING

         JM42E             A319/A320 DIFFERENCES

         XM15              BASIC DIGITAL AND MICROPROCESSOR

         JM21              STRUCTURE REPAIR FOR ENGINEERS/METALLIC STRUCTURES

         JM23              MATERIALS AND PROCESSES FOR ENGINEERS

Note: The above list of courses is provided for information only and is subject to modifications. Similar courses can be provided for the A321-200 Aircraft.

                             LETTER AGREEMENT NO. 6



                                                        As of September 12, 1997


America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      MISCELLANEOUS PRODUCT SUPPORT AND AIRCRAFT DELIVERY MATTERS

Dear Ladies and Gentlemen:

         America West Airlines, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.       MAINTENANCE PLANNING DATA SUPPORT

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

2.       ADDITIONAL COMMITMENTS RELATING TO VENDORS

2.1      Seller's Support

         In addition to the provisions of Clause 17 of the Agreement, prior to delivery of the first Aircraft under the Agreement, the Seller will obtain from all Vendors listed in the Supplier Product Support Agreements, enforceable and transferable warranties (and service life policies, when applicable) and indemnities against patent infringements for each of their components, equipment, accessories and parts that are installed in an Aircraft at the time of delivery thereof ("Vendor Parts," it being understood that such term will not include the Propulsion Systems, Buyer Furnished Equipment, SSBFE, or other equipment selected by the Buyer to be supplied by vendors that do not offer any enforceable and transferable warranty or other product support commitments). The Seller shall also obtain enforceable and transferable Vendor service life policies from landing gear Vendors for selected structural landing gear elements. The Seller shall supply to the Buyer such Vendor warranties and Vendor service life policies and indemnities against patent infringements substantially in the form summarized in the Supplier Product Support Agreements.

2.2      Vendor's Default

2.2.1 In the event that any Vendor under any warranty or indemnity against patent infringement obtained by the Seller pursuant to Subparagraph 2.1 hereof defaults in the performance of any material obligation under such warranty or indemnity against patent infringements with respect to a Vendor Part, and the Buyer submits within a reasonable time to the Seller reasonable proof that such default has occurred, then Subclause
         12.1 or 13.1, as applicable, of the Agreement will apply to the extent the same would have been applicable had such Vendor Part been a Warranted Part except that the warranty period will {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2.2 In the event that any Vendor under any Vendor service life policy obtained by the Seller pursuant to Subparagraph 2.1 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the Seller reasonable proof that such default has occurred, then Subclause 12.2 of the Agreement will apply to the extent the same would have been applicable had such component, equipment, accessory or part been listed in Exhibit F attached to the Agreement.

2.2.3 At the Seller's request, and upon the Seller assuming the Vendor's obligations to the Buyer pursuant to Subparagraphs 2.2.1 and 2.2.2 above, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer's rights against the relevant Vendor, with respect to and arising by reason of such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.



                                    LA 6 - 2

2.3      Vendor Warranty Backstop

         The Vendors' warranty periods listed in the Supplier Product Support Agreements run up to {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.4      Further Seller Support of Vendor Commitments

         In addition to the provisions of Subclauses 17.2 and 17.3 of the Agreement, the Seller hereby warrants and the Buyer acknowledges that the Seller has set up a dedicated Vendor monitoring group in North America in order to support the Seller's and the Buyer's interface with the Seller's Vendors. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.5 The provisions of Subclauses 12.5, 12.6, and 12.7 of the Agreement shall apply to Paragraph 2 of this Letter Agreement with respect to Vendor Warranties and Vendor related commitments.

2.6 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

3.       INTERFACE COMMITMENT

3.1      Interface Problem

         If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an "Interface Problem"), the Seller will without additional charge to the Buyer, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Interface Problem was due to or caused by any act or omission of the Buyer in performance of its obligations hereunder, the Buyer may be requested to pay to the Seller all reasonable costs and expenses incurred by the Seller during such investigation, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}. The Buyer will furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.


                                    LA 6 - 3

         At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and undertake corrective action.

3.2      Seller's Responsibility

         If the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will correct the design of such Warranted Part, pursuant to the terms and conditions of Subclause 12.1 of the Agreement.

3.3      Vendor's Responsibility

         If the Interface Problem is primarily attributable to the design of a component, equipment, accessory or part other than a Warranted Part ("Vendor Component"), the Seller will assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Vendor Component {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and if required and after due and diligent efforts by the Buyer, ensure that the Vendor {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} remedies the Interface Problem.

3.4      Joint Responsibility

         If the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Vendor Component, the Seller will seek a solution to the Interface Problem through cooperative efforts of the Seller {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and any Vendor involved. The Seller will promptly advise the Buyer of such corrective action as may be proposed by the Seller {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and any such Vendor. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Vendor ({CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}) to the Buyer. Such corrective action after completion, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Vendor ({CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}) with respect to such Interface Problem.



                                    LA 6 - 4

3.5      General

3.5.1 All requests under this Paragraph 3 will be directed to the Seller {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and the affected Vendors.

3.5.2 Except as specifically set forth in this Paragraph 3, this Paragraph 3 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in the Agreement.

3.5.3 All reports, recommendations, data and other documents furnished by the Seller to the Buyer or by the Buyer to the Seller, pursuant to this Paragraph 3 will be deemed to be delivered under the Agreement and will be subject to the terms, covenants and conditions set forth in Subclause 22.4 of the Agreement.

3.6 The provisions of Subclauses 12.5, 12.6, and 12.7 of the Agreement shall apply to Paragraph 2 of this Letter Agreement with respect to interface commitment and Interface Problem.

4.       AIRWORTHINESS DIRECTIVE PROTECTION

4.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

6.       INEXCUSABLE DELAY

6.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}


                                    LA 6 - 5

6.2      Liquidated Damages

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

7.       CARGO FLOOR PANELS

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                                Very truly yours,

                                                AVSA, S.A.R.L.


                                                By:  /s/ Michele Lascaux

                                                Its:  Director Contracts


Accepted and Agreed

AMERICA WEST AIRLINES, INC.



By:  /s/ S. L. Johnson

Its:  Sr. Vice President - Legal Affairs


                                    LA 6 - 6

                             LETTER AGREEMENT NO. 7

                                                        As of September 12, 1997

America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      A320-200 PERFORMANCE GUARANTEES

Dear Ladies and Gentlemen:

         America West Airlines, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following performance guarantees from the Manufacturer, in its capacity as "Seller" with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer and the Buyer hereby accepts, all of the rights and obligations of the Seller in its capacity as "Buyer" as aforesaid under the performance guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms utilized in the following quoted provisions and not otherwise defined herein shall have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

QUOTE

PREAMBLE

The guarantees defined below (the "Guarantees") are applicable to the A320-200 aircraft as described in the Standard Specification Ref. D.000.02000, Issue 4, dated March 30, 1995 and amended by Specification Change Notices (SCN) for:

(i) the fitting of International Aero Engines V2527-A5 Propulsion Systems, and

(ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Design Maximum Take Off Weight {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
         CONFIDENTIAL TREATMENT},

and without taking into account any further changes thereto as provided in the Agreement. The Guarantees assume execution of the SCN's relating to (i) and (ii) above and shall be appropriately adjusted pursuant to Paragraph 7 herein to reflect the A320 Aircraft Specification.

1.       GUARANTEED PERFORMANCE

1.1      Speed

         Level flight speed at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at a pressure altitude of 35,000 ft in ISA conditions using a thrust not exceeding maximum cruise thrust shall not be less than a guaranteed true Mach number of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2      Specific Range

1.2.1 The nautical miles per pound of fuel at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at a pressure altitude of 35,000 ft in ISA+10(degree)C conditions at a true Mach number of 0.78 shall be not less than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nm/lb.




                                    LA 7 - 2

1.2.2 The nautical miles per pound of fuel at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at a pressure altitude of 39,000 ft in ISA+10(degree)C conditions at a true Mach number of 0.78 shall be not less than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nm/lb.

1.3      Take-off

1.3.1 FAR take-off field length at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at the start of ground run at sea level pressure altitude in ISA+15(degree)C conditions shall be not more than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.

1.3.2 FAR take-off field length at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at the start of ground run at sea level pressure altitude at an ambient temperature of 100(degree)F shall be not more than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.

1.3.3 When operated under the following conditions (representative of the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} airport):



                                    LA 7 - 3

         Pressure altitude:                                {CONFIDENTIAL
         Ambient temperature:                              MATERIAL
         Take-off run available ("TOR"):                   OMITTED AND
         Take-off distance available:                      FILED
         Accelerate-stop distance available:               SEPARATELY
         Slope:                                            WITH THE
         Wind:                                             SECURITIES AND
         Obstacle (height and distance from                EXCHANGE
         end of runway):                                   COMMISSION
                                                           PURSUANT TO A
                                                           REQUEST FOR
                                                           CONFIDENTIAL
                                                           TREATMENT}

         the maximum permissible weight at the start of ground run shall not be less than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb.

1.4      Second Segment Climb

         The Aircraft shall meet FAR 25 regulations for one engine inoperative climb after takeoff, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run, at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Subparagraph 1.3 above.

1.5      Altitude Capability

         At an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb in ISA+15(degree)C conditions the Aircraft will be capable of maintaining:

         - a rate of climb of not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft per minute at a true Mach number of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} using not more than maximum climb thrust with air conditioning on,




                                    LA 7 - 4

         - level flight at a true Mach number of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} using not more than maximum cruise thrust with air conditioning on,

         - a maneuver of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} without buffet onset at a true Mach number of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         at a guaranteed pressure altitude of not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.

1.6      En-route One Engine Inoperative

         The Aircraft shall meet FAR 25 regulations minimum en-route climb with one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb in the cruise configuration in ISA conditions at a guaranteed geometric altitude of not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft (net ceiling).

1.7      Approach Climb

         The Aircraft shall meet FAR 25 regulations minimum approach climb gradient with one engine inoperative and the other operating at maximum go-around thrust and with the undercarriage retracted in ISA+15(degree)C conditions at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at a guaranteed pressure altitude of not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.





                                    LA 7 - 5

1.8      Landing Climb

         FAR minimum landing climb gradient requirements using the landing flap configuration required to show compliance with Subparagraph 1.9.1 shall not be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} than the approach climb requirements under the conditions defined in Subparagraph 1.7.

1.9      Landing Field Length

1.9.1 FAR certified dry landing field length at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at sea level pressure altitude shall not be more than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.

1.9.2 When operated according to FAR regulations and under the following conditions (representative of the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} airport):


         Pressure altitude:                      {CONFIDENTIAL MATERIAL
         Ambient temperature:                    OMITTED AND FILED SEPARATELY
         Landing distance available:             WITH THE SECURITIES AND
         Wind:                                   EXCHANGE COMMISSION
                                                 PURSUANT TO A REQUEST FOR
                                                 CONFIDENTIAL TREATMENT}




         the maximum permissible landing weight shall be not less than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb.

2.       MISSION GUARANTEES

2.1 The Aircraft will be capable of carrying a guaranteed payload of not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb over a still air stage distance of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND


                                    LA 7 - 6

         EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nautical miles (representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} with a 71 knot headwind) when operated under the conditions defined below:

2.1.1    The departure airport conditions are as follows:


         Pressure altitude:                                {CONFIDENTIAL
         Ambient temperature:                              MATERIAL OMITTED AND
         Take-off run available:                           FILED SEPARATELY WITH
         Take-off distance available:                      THE SECURITIES AND
         Accelerate-stop distance available:               EXCHANGE COMMISSION
         Slope:                                            PURSUANT TO A REQUEST
         Wind:                                             FOR CONFIDENTIAL
         Obstacles (height and distance from               TREATMENT}
         start of roll):


         The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.

2.1.2 An allowance of 500 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at an ambient temperature of 67(degree)F.

2.1.3 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at a pressure altitude of 35,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degree)C conditions. Climb and descent profiles are respectively 250 knots CAS/300 knots CAS/0.78 Mach number and 0.76 Mach number/300 knots CAS/250 knots CAS.

2.1.4 An allowance of 210 lb of fuel is included for approach and land at the destination airport.

2.1.5 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.1.3 above.

         Trip fuel is defined as the fuel burnt during take-off, climb, cruise, descent and approach and landing as described in Subparagraphs 2.1.2,
         2.1.3 and 2.1.4 above.



                                    LA 7 - 7

2.1.6 At the end of approach and land {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb of fuel will remain in the tanks.

2.2 In carrying a fixed payload of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb over a still air stage distance of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nautical miles (representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} with a 71 knot headwind) the guaranteed trip fuel shall be not more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb when operated under the conditions defined in Subparagraph 2.1 above.

2.3 The Aircraft will be capable of carrying a guaranteed payload of not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb over a still air stage distance of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nautical miles (representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} with a 20 knot tailwind) when operated under the conditions defined below:

2.3.1    The departure airport conditions are as described in Subparagraph
         1.3.3.

         The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.

2.3.2 An allowance of 600 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at an ambient temperature of 118(degree)F.



                                    LA 7 - 8

2.3.3 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA conditions. Climb and descent profiles are respectively 250 knots CAS/300 knots CAS/0.78 Mach number and 0.76 Mach number/300 knots CAS/250 knots CAS.

2.3.4 An allowance of 190 lb of fuel is included for approach and land at the destination airport.

2.3.5 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.3.3 above.

         Trip fuel is defined as the fuel burnt during take-off, climb, cruise, descent and approach and landing as described in Subparagraphs 2.3.2,
         2.3.3 and 2.3.4 above.

2.3.6 At the end of approach and land {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb of fuel will remain in the tanks.

2.4 In carrying a fixed payload of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb over a still air stage distance of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nautical miles (representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} with a 20 knot tailwind) the guaranteed trip fuel shall be not more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb when operated under the conditions defined in Subparagraph 2.3 above.

2.5 The mission guarantees are based on a fixed Operating Weight Empty of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb.

3.       MANUFACTURER'S WEIGHT EMPTY

         The Seller guarantees a Manufacturer's Weight Empty of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb.




                                    LA 7 - 9

         This is the Manufacturer's Weight Empty as defined in Section 13-10.00.00 of the Standard Specification, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and is subject to adjustment as defined in Paragraph 7.

4.       NOISE

         The Aircraft will be certified in accordance with the Stage 3 noise level requirements of FAR Part 36 through Amendment 36-20, effective March 1993 or any successor regulation thereof. The FAR Part 36 certification noise levels of the A320-232 Aircraft will not be more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} EPNdB for take-off with cutback and {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} EPNdB for approach at maximum brake release gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb and at maximum landing gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb.

5.       GUARANTEE CONDITIONS

5.1 The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

5.2 For the determination of FAR take-off performance a hard dry level runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed and as followed by FAR's.

5.2.1 When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.3 When establishing the approach and landing climb performance cabin air conditioning will be operative on normal mode but no air will be bled from the engines for anti-icing.




                                    LA 7 - 10

5.4 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21-30.32 of the Specification and an average ventilation rate not less than the amount defined in the Specification, but no air will be bled from the engines for anti- icing. All performance data are based upon normal air conditioning mode.

5.5 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 6.3 below may be such as to optimize the Aircraft performance while meeting the normal air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

5.6 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

5.7 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb per US gallon and a lower heating value of 18,590 BTU per lb.

6.       GUARANTEE COMPLIANCE

6.1 Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying airworthiness authority unless otherwise stated.

6.2 Compliance with the take-off, second segment, approach climb, en-route one engine inoperative climb, landing and external noise elements of the Guarantees will be demonstrated with reference to the approved flight manual.

6.3 Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying airworthiness authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A320 aircraft of the same aerodynamic configuration as the Aircraft.

6.4 Compliance with the Manufacturer's Weight Empty guarantee defined in Paragraph 3 shall be demonstrated with reference to a weight compliance report.

6.5 Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.


                                    LA 7 - 11

6.6 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

6.7 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at the delivery of each of the Aircraft.

6.8 Notwithstanding the provisions of the Agreement, the warranties contained in this Letter Agreement shall apply with respect to defects resulting from non-compliance with the Guarantee, and be limited to those defects {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

7.       ADJUSTMENT OF GUARANTEES

7.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be modified to reflect the effect of any such change on the weight or performance of the Aircraft.

7.2 The Guarantees apply to the Aircraft as described in the preamble to this Letter Agreement and will be further adjusted in the event of:

         i) Any further configuration change which is the subject of a SCN;

         ii) Variation in actual weights of items defined in Section 13-10 of the Standard Specification;

         The adjustment mechanism will be reviewed between the Buyer and the Seller and (i) reflect the weight and payload repercussions (if any) set forth in each individual SCN signed between the parties pursuant to the adjustment contemplated in this Paragraph 7, and (ii) use the same methodology and tolerances as used to compute the numbers set forth in this Guarantee.

8.       EXCLUSIVE GUARANTEES

         The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.


                                    LA 7 - 12

9.       UNDERTAKING REMEDIES

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

10. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

UNQUOTE

11.      NEGOTIATED AGREEMENT

         The Buyer and the Seller agree that this Letter Agreement has been the subject of discussion and negotiation by the parties and that other mutual agreements of the parties set forth in the Agreement and this Letter Agreement were arrived at in consideration of, inter alia, the provisions of this Letter Agreement specifically including Paragraphs 8 and 9 of this Letter Agreement.

12.      ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 12 will be void and of no force or effect.

         In consideration of the assignment and subrogation by the Seller of this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that all the provisions of Subclauses 12.5, 12.6, and
12.7 of the Agreement shall apply to the foregoing Guarantees, except that if such Subclauses 12.5, 12.6, and 12.7 and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.


                                    LA 7 - 13

         The guarantees, terms and conditions contained herein are applicable only as to Aircraft delivered with International Aero Engines V2527-A5 engines and shall be null, void and of no effect as to any other engines and as to International Aero Engines V2527-A5 engines not delivered with the Aircraft.

         If the foregoing terms and conditions are satisfactory, please indicate your acceptance thereof by signing in the place indicated below.

                                         Very truly yours,

                                         AVSA, S.A.R.L.


                                         By:  /s/ Michele Lascaux

                                         Its:  Director Contracts


Accepted and Agreed

AMERICA WEST AIRLINES, INC.



By:  /s/ S. L. Johnson

Its:  Sr. Vice President - Legal Affairs


                                    LA 7 - 14

                             LETTER AGREEMENT NO. 8

                                                        As of September 12, 1997

America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      A319-100 PERFORMANCE GUARANTEES

Dear Ladies and Gentlemen:

         America West Airlines, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following performance guarantees from the Manufacturer, in its capacity as "Seller" with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer and the Buyer hereby accepts, all of the rights and obligations of the Seller in its capacity as "Buyer" as aforesaid under the performance guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms utilized in the following quoted provisions and not otherwise defined herein shall have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

QUOTE

PREAMBLE

The guarantees defined below (the "Guarantees") are applicable to the A319-100 aircraft as described in the Standard Specification Ref. J.000.01000, Issue 3, dated March 29, 1995, including Temporary Revision N(degrees)1, dated August 25, 1995, and amended by Specification Change Notices (SCN) for:

(i) the fitting of International Aero Engines V2524-A5 Propulsion Systems, and

(ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Design Maximum Take Off Weight {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT},

and without taking into account any further changes thereto as provided in the Agreement. The Guarantees assume execution of the SCN's relating to (i) and (ii) above and shall be appropriately adjusted pursuant to Paragraph 7 herein to reflect the A319 Aircraft Specification.

{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.       GUARANTEED PERFORMANCE

1.1      Speed

         Level flight speed at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at a pressure altitude of 35,000 ft in ISA conditions using a thrust not exceeding maximum cruise thrust shall not be less than a guaranteed true Mach number of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.2      Specific Range

1.2.1 The nautical miles per pound of fuel at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at a pressure altitude of 35,000 ft in ISA+10(degrees)C conditions at a true Mach number of 0.78 shall be not less than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nm/lb.


                                    LA 8 - 2

1.2.2 The nautical miles per pound of fuel at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at a pressure altitude of 39,000 ft in ISA+10(degrees)C conditions at a true Mach number of 0.78 shall be not less than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nm/lb.

1.3      Take-off

1.3.1 FAR take-off field length at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at the start of ground run at sea level pressure altitude in ISA+15(degrees)C conditions shall be not more than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.

1.3.2 FAR take-off field length at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at the start of ground run at sea level pressure altitude at an ambient temperature of 100(degrees)F shall be not more than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.

1.3.3 When operated under the following conditions (representative of the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} airport):




                                    LA 8 - 3

         Pressure altitude:                      {CONFIDENTIAL
                                                 MATERIAL OMITTED AND
         Ambient temperature:                    FILED SEPARATELY WITH
                                                 THE SECURITIES AND
         Take-off run available ("TOR"):         EXCHANGE COMMISSION
                                                 PURSUANT TO A
         Take-off distance available:            REQUEST FOR
                                                 CONFIDENTIAL
         Accelerate-stop distance available:     TREATMENT}

         Slope:

         Wind:

         Obstacle (height and distance
         from end of runway):

         the maximum permissible weight at the start of ground run shall not be less than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb.

1.4      Second Segment Climb

         The Aircraft shall meet FAR 25 regulations for one engine inoperative climb after takeoff, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run, at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Subparagraph 1.3 above.

1.5      Altitude Capability

         At an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb in ISA+15(degrees)C conditions the Aircraft will be capable of maintaining:

         - a rate of climb of not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft per minute at a true Mach number of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} using not more than maximum climb thrust with air conditioning on,

         - level flight at a true Mach number of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} using not more than maximum cruise thrust with air conditioning on,



                                    LA 8 - 4

         - a maneuver of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} without buffet onset at a true Mach number of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         at a guaranteed pressure altitude of not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.

1.6      En-route One Engine Inoperative

         The Aircraft shall meet FAR 25 regulations minimum en-route climb with one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb in the cruise configuration in ISA conditions at a guaranteed geometric altitude of not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft (net ceiling).

1.7      Approach Climb

         The Aircraft shall meet FAR 25 regulations minimum approach climb gradient with one engine inoperative and the other operating at maximum go-around thrust and with the undercarriage retracted in ISA+15(degrees)C conditions at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at a guaranteed pressure altitude of not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.

1.8      Landing Climb

         FAR minimum landing climb gradient requirements using the landing flap configuration required to show compliance with Subparagraph 1.9.1 shall not be {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} than the approach climb requirements under the conditions defined in Subparagraph 1.7.



                                    LA 8 - 5

1.9      Landing Field Length

1.9.1 FAR certified dry landing field length at an Aircraft gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb at sea level pressure altitude shall not be more than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.

1.9.2 When operated according to FAR regulations and under the following conditions (representative of the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} airport):


         Pressure altitude:             {CONFIDENTIAL
                                        MATERIAL OMITTED AND
         Ambient temperature:           FILED SEPARATELY WITH
                                        THE SECURITIES AND
         Landing distance available:    EXCHANGE COMMISSION
                                        PURSUANT TO A REQUEST
         Wind:                          FOR CONFIDENTIAL
                                        TREATMENT}


         the maximum permissible landing weight shall be not less than a guaranteed value of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb.

2.       MISSION GUARANTEES

2.1 The Aircraft will be capable of carrying a guaranteed payload of not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb over a still air stage distance of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nautical miles (representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} with a 71 knot headwind) when operated under the conditions defined below:




                                    LA 8 - 6

2.1.1    The departure airport conditions are as follows:


Pressure altitude:                      {CONFIDENTIAL MATERIAL
                                        OMITTED AND FILED
Ambient temperature:                    SEPARATELY WITH THE
                                        SECURITIES AND
Take-off run available:                 EXCHANGE COMMISSION
                                        PURSUANT TO A REQUEST
Take-off distance available:            FOR CONFIDENTIAL
                                        TREATMENT}
Accelerate-stop distance available:

Slope:

Wind:

Obstacles (height and distance from
start of roll):


         The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.

2.1.2 An allowance of 610 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at an ambient temperature of 67(degrees)F.

2.1.3 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitude of 35,000 ft and 39,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degrees)C conditions. Climb and descent profiles are respectively 250 knots CAS/300 knots CAS/0.78 Mach number and 0.76 Mach number/300 knots CAS/250 knots CAS.

2.1.4 An allowance of 250 lb of fuel is included for approach and land at the destination airport.

2.1.5 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.1.3 above.

         Trip fuel is defined as the fuel burnt during take-off, climb, cruise, descent and approach and landing as described in Subparagraphs 2.1.2,
         2.1.3 and 2.1.4 above.

2.1.6 At the end of approach and land {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb of fuel will remain in the tanks.




                                    LA 8 - 7

2.2 In carrying a fixed payload of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb over a still air stage distance of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nautical miles (representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} with a 71 knot headwind) the guaranteed trip fuel shall be not more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb when operated under the conditions defined in Subparagraph 2.1 above.

2.3 The Aircraft will be capable of carrying a guaranteed payload of not less than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb over a still air stage distance of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nautical miles (representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} with a 37 knot headwind) when operated under the conditions defined below:

2.3.1    The departure airport conditions are as described in Subparagraph
         1.3.3.

         The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} ft.

2.3.2 An allowance of 760 lb of fuel is included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at an ambient temperature of 118(degrees)F.

2.3.3 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.78 at pressure altitudes of 35,000 ft and 39,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA conditions. Climb and descent profiles are respectively 250 knots CAS/300 knots CAS/0.78 Mach number and 0.76 Mach number/300 knots CAS/250 knots CAS.

2.3.4 An allowance of 210 lb of fuel is included for approach and land at the destination airport.


                                    LA 8 - 8

2.3.5 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.3.3 above.

         Trip fuel is defined as the fuel burnt during take-off, climb, cruise, descent and approach and landing as described in Subparagraphs 2.3.2,
         2.3.3 and 2.3.4 above.

2.3.6 At the end of approach and land {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb of fuel will remain in the tanks.

2.4 In carrying a fixed payload of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb over a still air stage distance of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} nautical miles (representative of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} with a 37 knot headwind) the guaranteed trip fuel shall be not more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb when operated under the conditions defined in Subparagraph 2.3 above.

2.5 The mission guarantees are based on a fixed Operating Weight Empty of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb.

3.       MANUFACTURER'S WEIGHT EMPTY

         The Seller guarantees a Manufacturer's Weight Empty of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb.

         This is the Manufacturer's Weight Empty as defined in Section 13-10.00.00 of the Standard Specification, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} and is subject to adjustment as defined in Paragraph 7.




                                    LA 8 - 9

4.       NOISE

         The Aircraft will be certified in accordance with the Stage 3 noise level requirements of FAR Part 36 through Amendment 36-20, effective March 1993 or any successor regulation thereof. The FAR Part 36 certification noise levels of the A319-132 Aircraft will not be more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} EPNdB for take-off with cutback and {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} EPNdB for approach at maximum brake release gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb and at maximum landing gross weight of {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} lb.

5.       GUARANTEE CONDITIONS

5.1 The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

5.2 For the determination of FAR take-off performance a hard dry level runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed and as followed by FAR's.

5.2.1 When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.3 When establishing the approach and landing climb performance cabin air conditioning will be operative on normal mode but no air will be bled from the engines for anti-icing.

5.4 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21-30.32 of the Specification and an average ventilation rate not less than the amount defined in the Specification, but no air will be bled from the engines for anti-icing. All performance data are based upon normal air conditioning mode.

5.5 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance


                                    LA 8 - 10
         demonstration as described in Subparagraph 6.3 below may be such as to optimize the Aircraft performance while meeting the normal air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

5.6 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

5.7 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb per US gallon and a lower heating value of 18,590 BTU per lb.

6.       GUARANTEE COMPLIANCE

6.1 Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying airworthiness authority unless otherwise stated.

6.2 Compliance with the take-off, second segment, approach climb, en-route one engine inoperative climb, landing and external noise elements of the Guarantees will be demonstrated with reference to the approved flight manual.

6.3 Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying airworthiness authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A319 aircraft of the same aerodynamic configuration as the Aircraft.

6.4 Compliance with the Manufacturer's Weight Empty guarantee defined in Paragraph 3 shall be demonstrated with reference to a weight compliance report.

6.5 Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

6.7 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at the delivery of each of the Aircraft.

6.8 Notwithstanding the provisions of the Agreement, the warranties contained in this Letter Agreement shall apply with respect to defects resulting from non-compliance with the Guarantee, and be limited to those defects {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.


                                    LA 8 - 11

7.       ADJUSTMENT OF GUARANTEES

7.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be modified to reflect the effect of any such change on the weight or performance of the Aircraft.

7.2 The Guarantees apply to the Aircraft as described in the preamble to this Letter Agreement and will be further adjusted in the event of:

         i) Any further configuration change which is the subject of a SCN;

         ii) Variation in actual weights of items defined in Section 13-10 of the Standard Specification;

         The adjustment mechanism will be reviewed between the Buyer and the Seller and (i) reflect the weight and payload repercussions (if any) set forth in each individual SCN signed between the parties pursuant to the adjustment contemplated in this Paragraph 7, and (ii) use the same methodology and tolerances as used to compute the numbers set forth in this Guarantee.

8.       EXCLUSIVE GUARANTEES

         The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

9.       UNDERTAKING REMEDIES

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

10. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.




                                    LA 8 - 12

11.      NEGOTIATED AGREEMENT

         The Buyer and the Seller agree that this Letter Agreement has been the subject of discussion and negotiation by the parties and that other mutual agreements of the parties set forth in the Agreement and this Letter Agreement were arrived at in consideration of, inter alia, the provisions of this Letter Agreement specifically including Paragraphs 8 and 9 of this Letter Agreement.

UNQUOTE

12.      ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 12 will be void and of no force or effect.

         In consideration of the assignment and subrogation by the Seller of this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that all the provisions of Subclauses 12.5, 12.6, and
12.7 of the Agreement shall apply to the foregoing Guarantees, except that if such Subclauses 12.5, 12.6, and 12.7 and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The guarantees, terms and conditions contained herein are applicable only as to Aircraft delivered with International Aero Engines V2524-A5 engines and shall be null, void and of no effect as to any other engines and as to International Aero Engines V2524-A5 engines not delivered with the Aircraft.




                                    LA 8 - 13

         If the foregoing terms and conditions are satisfactory, please indicate your acceptance thereof by signing in the place indicated below.

                                        Very truly yours,

                                        AVSA, S.A.R.L.


                                        By:  /s/ Michele Lascaux
                                             -------------------

                                        Its:  Director Contracts


Accepted and Agreed

AMERICA WEST AIRLINES, INC.



By:  /s/ S. L. Johnson
     -----------------------------------

Its:  Sr. Vice President - Legal Affairs




                                    LA 8 - 14

                             LETTER AGREEMENT NO. 9


                                                        As of September 12, 1997

America West Airlines Inc.
Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re: {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

Dear Ladies and Gentlemen:

     America West Airlines, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

     The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} guarantees from the Manufacturer, in its capacity as "Seller" with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer and the Buyer hereby accepts all the rights and obligations of the Seller, in its capacity as "Buyer" as aforesaid, under the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favour of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms used in the following quoted provisions and not otherwise defined herein shall have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

QUOTE

PREAMBLE

The guarantee defined below (the "Guarantee") are applicable to the A320-200 aircraft as described in the Standard Specification Ref. D.000.02000, Issue 4, dated March 30, 1995, and amended by Specification Change Notices (SCN) for:

(i)  the fitting of International Aero Engines V2527-A5 Propulsion Systems, and

(ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Design Maximum Take Off Weight {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT},

and without taking into account any further changes thereto as provided in the Agreement.

The Guarantees assume execution of the SCNs relating to (i) and (ii) above, and shall be adjusted, if required, to reflect the A320 Aircraft Specification as further described in Paragraph 7 of Letter Agreement No. 7. Unless set forth to the contrary, the term Aircraft set forth in this Guarantee shall refer to the A320 Aircraft and the terms Airframe to the A320 Airframe.

1. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} GUARANTEE

1.1 This Guarantee shall apply to the Aircraft as defined in the preamble of this Letter Agreement and shall be subject to the conditions defined in Paragraph 6 below.

         The term Fleet ("Fleet") shall mean the whole of the Buyer's fleet of A320 Aircraft, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, delivered under the Agreement.

1.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.


                                    LA 9 - 2

1.3 The Seller guarantees to the Buyer that {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} shall not be more than {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.4 The Seller guarantees to the Buyer that {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.       CONDITIONS

2.1      The Guarantee is contingent upon the Buyer:

2.1.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

2.1.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

2.1.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

2.1.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.


                                    LA 9 - 3

2.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} COMPLIANCE DEMONSTRATION PROCEDURE

         The following and preceding procedures summarize the Buyer's and the Seller's requirements with respect to this Letter Agreement. Such procedures may be subject to refinement and further details by agreement.

         These agreed procedures and all relevant information shall be incorporated in an administration document to be jointly developed.

3.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.1.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

4.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.



                                    LA 9 - 4

4.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

4.6 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.7 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.8 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.       REMEDIES - RECONCILIATION

5.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}:

5.2.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.




                                    LA 9 - 5

5.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.3.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.3.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.       TERMINATION/EXTENSION

6.1 Notwithstanding the provisions of Subparagraph 1.2 above the Guarantee and all obligations thereunder shall immediately terminate if:

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.2 Notwithstanding the foregoing, the Guarantee and all obligations thereunder may be terminated {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.3 Notwithstanding the foregoing in the event that the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

7.       LIMITATION OF DAMAGES AND EXCLUSION OF BENEFITS

7.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

7.2 The intent of this Letter Agreement is to provide specified benefits to the Buyer as a result of the failure of the Aircraft to comply with the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to the Buyer by the Seller under any other applicable guarantee as a result of the same


                                    LA 9 - 6
         failure. Therefore, notwithstanding the terms and conditions of this Guarantee, if the terms of this Guarantee should make duplicate benefits available to the Buyer, the Buyer may elect to receive benefits under this Guarantee or any other guarantee but not both.

8. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

9.       PROCEDURAL RESPONSIBILITIES

         Notwithstanding the settlement of the Guarantee defined in this Letter Agreement the Seller shall not bear any responsibility or cost related to activities associated with the execution of this Letter Agreement unless otherwise specified in this Letter Agreement.

UNQUOTE

10.      NEGOTIATED AGREEMENT

         In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favour of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that all the provisions of Subclauses 12.5, 12.6, and 12.7 of the Agreement shall apply to the foregoing {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} guarantees, except that if such Subclauses 12.5, 12.6, and 12.7 and this Letter Agreement have special provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.



                                    LA 9 - 7

         The guarantees, terms and conditions contained herein are applicable only as to A320 Aircraft delivered with International Aero Engines V2527-A5 engines and shall be null, void and of no effect as to any other engines and as to International Aero Engines V2527-A5 engines not delivered with the A320 Aircraft.

11.      ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

         If the foregoing sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

                                        Very truly yours,

                                        AVSA, S.A.R.L.



                                        By:  /s/ Michele Lascaux
                                             -------------------

                                        Its:  Director Contracts


Accepted and Agreed

AMERICA WEST AIRLINES, INC.



By:  /s/ S. L. Johnson
     -----------------------------------

Its:  Sr. Vice President - Legal Affairs




                                    LA 9 - 8

                                                                      APPENDIX A

{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

                             LETTER AGREEMENT NO. 10


                                                        As of September 12, 1997

America West Airlines Inc.
Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

Dear Ladies and Gentlemen:

     America West Airlines, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into an Airbus A319/A320 Purchase Agreement, dated as of even date herewith (the "Agreement"), which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in the Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

     The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} guarantees from the Manufacturer, in its capacity as "Seller" with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer and the Buyer hereby accepts all the rights and obligations of the Seller, in its capacity as "Buyer" as aforesaid, under the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favour of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer. Capitalized terms used in the following quoted provisions and not otherwise defined herein shall have the meanings assigned thereto in the Agreement except that the term "Seller" refers to the Manufacturer and the term "Buyer" refers to the Seller.

QUOTE

PREAMBLE

The guarantee defined below (the "Guarantee") are applicable to the A319-100 aircraft as described in the Standard Specification Ref. J.000.01000, Issue 3, dated March 29, 1995, including Temporary Revision No. 1, dated August 25, 1995, and amended by Specification Change Notices (SCN) for:

(i)  the fitting of International Aero Engines V2524-A5 Propulsion Systems, and

(ii) {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} Design Maximum Take Off Weight {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT},

and without taking into account any further changes thereto as provided in the Agreement.

The Guarantees assume execution of the SCNs relating to (i) and (ii) above, and shall be adjusted, if required, to reflect the A319 Aircraft Specification as further described in Paragraph 7 of Letter Agreement No. 8. Unless set forth to the contrary, the term Aircraft set forth in this Guarantee shall refer to the A319 Aircraft and the terms Airframe to the A319 Airframe.

1. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} GUARANTEE

1.1 This Guarantee shall apply to the Aircraft as defined in the preamble of this Letter Agreement and shall be subject to the conditions defined in Paragraph 6 below.




                                    LA 10 - 2

         The term Fleet ("Fleet") shall mean the whole of the Buyer's fleet of A319 Aircraft, {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}, delivered under the Agreement.

1.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.3 The Seller guarantees to the Buyer that {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

1.4 The Seller guarantees to the Buyer that {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.       CONDITIONS

2.1      The Guarantee is contingent upon the Buyer:

2.1.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

2.1.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

2.1.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT};

2.1.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.




                                    LA 10 - 3

2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

2.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} COMPLIANCE DEMONSTRATION PROCEDURE

         The following and preceding procedures summarize the Buyer's and the Seller's requirements with respect to this Letter Agreement. Such procedures may be subject to refinement and further details by agreement.

         These agreed procedures and all relevant information shall be incorporated in an administration document to be jointly developed.

3.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

3.1.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.




                                    LA 10 - 4

3.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

4.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.5 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.6 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.7 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

4.8 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}




                                    LA 10 - 5

5.       REMEDIES - RECONCILIATION

5.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}:

5.2.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.2.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.3.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

5.3.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.       TERMINATION/EXTENSION

6.1 Notwithstanding the provisions of Subparagraph 1.2 above the Guarantee and all obligations thereunder shall immediately terminate if:

         {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.




                                    LA 10 - 6

6.2 Notwithstanding the foregoing, the Guarantee and all obligations thereunder may be terminated {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

6.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

7.       LIMITATION OF DAMAGES AND EXCLUSION OF BENEFITS

7.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

7.2 The intent of this Letter Agreement is to provide specified benefits to the Buyer as a result of the failure of the Aircraft to comply with the {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to the Buyer by the Seller under any other applicable guarantee as a result of the same failure. Therefore, notwithstanding the terms and conditions of this Guarantee, if the terms of this Guarantee should make duplicate benefits available to the Buyer, the Buyer may elect to receive benefits under this Guarantee or any other guarantee but not both.

8. {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}

8.1 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.2 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

8.3 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.



                                    LA 10 - 7

8.4 {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}.

9.       PROCEDURAL RESPONSIBILITIES

         Notwithstanding the settlement of the Guarantee defined in this Letter Agreement the Seller shall not bear any responsibility or cost related to activities associated with the execution of this Letter Agreement unless otherwise specified in this Letter Agreement.

UNQUOTE

10.      NEGOTIATED AGREEMENT

         In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favour of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that all the provisions of Subclauses 12.5, 12.6, and 12.7 of the Agreement shall apply to the foregoing {CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT} guarantees, except that if such Subclauses 12.5, 12.6, and 12.7 and this Letter Agreement have special provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The guarantees, terms and conditions contained herein are applicable only as to A319 Aircraft delivered with International Aero Engines V2524-A5 engines and shall be null, void and of no effect as to any other engines and as to International Aero Engines V2524-A5 engines not delivered with the A319 Aircraft.

11.      ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

         If the foregoing sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.


                                    LA 10 - 8

                                        Very truly yours,

                                        AVSA, S.A.R.L.



                                        By:  /s/ Michele Lascaux
                                             -------------------

                                        Its:  Director Contracts


Accepted and Agreed

AMERICA WEST AIRLINES, INC.



By:  /s/ S. L. Johnson
     -----------------------------------

Its:  Sr. Vice President - Legal Affairs




                                    LA 10 - 9

                                                                      APPENDIX A

{CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT}